AMENDED AND RESTATED
                       UDC MASTER REVOLVING LINE OF CREDIT
                                 LOAN AGREEMENT
                                (BORROWING BASE)

                                 By and Between

                                 UDC HOMES, INC.
                                  ("Borrower")

                              BANK ONE, ARIZONA, NA
                                    ("Agent")

                          GUARANTY FEDERAL BANK, F.S.B.
                                  ("Co-Agent")

                                       And

                              BANK ONE, ARIZONA, NA

                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                          GUARANTY FEDERAL BANK, F.S.B.

                         BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION

                                       And

                   NORWEST BANK ARIZONA, NATIONAL ASSOCIATION
                                    ("Banks")

                              Dated: April 30, 1997
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                                TABLE OF CONTENTS
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RECITALS .............................................................................................1

AGREEMENT.............................................................................................2

ARTICLE 1         DEFINITIONS.........................................................................2
         1.1      Definitions.........................................................................2

ARTICLE 2         LOAN FACILITY......................................................................26
         2.1      Loan Facility......................................................................26
                  (a)      Commitment to Make Advances and Issue Letters of Credit...................26
                  (b)      Revolving Nature of Loan Facility.........................................26
                  (c)      Extension of Conversion Date..............................................26
                  (d)      Term Out..................................................................26
         2.2      Advances...........................................................................27
                  (a)      Method for Advances.......................................................27
                  (b)      Use of Advances...........................................................27
                  (c)      Funding of Advances and Protective Advances and Settlement of Payments....28
                  (d)      Borrower Equity Requirements..............................................28
         2.3      Interest Rate Provisions...........................................................28
                  (a)      Pricing Matrix............................................................28
                  (b)      Application of Tests......................................................28
                  (c)      Pricing...................................................................29
                  (d)      Default Interest Rate.....................................................29
                  (e)      Method of Selecting Types and Interest Periods for Advances
                           of the Revolving Loan.....................................................30
                  (f)      Conversion of Variable Rate Advances; Expiration of Interest Period.......30
                  (g)      Maintenance of Funds......................................................31
                  (h)      Increased Costs; Capital Adequacy; Taxes..................................31
                  (i)      Illegality................................................................32
                  (j)      Effective Rate............................................................33
         2.4      Payments...........................................................................33
                  (a)      Required Payments.........................................................33
                  (b)      Making Payments...........................................................33
                  (c)      Payment of Net Sales Proceeds.............................................33
                  (d)      Application of Payments...................................................34
                  (e)      Business Days.............................................................34
                  (f)      Late Charges..............................................................34
                  (g)      Payment at Maturity.......................................................34
         2.5      Prepayments........................................................................34
                  (a)      Prepayments; Breakage.....................................................34
                  (b)      Fee.......................................................................35
         2.6      Fees...............................................................................35
                  (a)      Commitment Fee............................................................36
                  (b)      Unused Commitment Fee.....................................................36
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                  (c)      Letter of Credit Fees.....................................................37
                  (d)      Syndication Fees, Administrative Fees and Letter of Credit Issuance Fees..37
                  (e)      Costs and Expenses........................................................37
                           (i)      Costs and Expenses--Generally....................................37
                           (ii)     Costs and Expenses--After Default................................38
                  (f)      Failure to Pay............................................................38
         2.7      Security...........................................................................39
         2.8      Releases of Collateral.............................................................39
                  (a)      Releases of Units and A&D Projects........................................39
                           (i)      Generally........................................................39
                                    (A)     Notification to the Agent................................39
                                    (B)     Remargining Payments Required............................39
                                    (C)     No Default...............................................39
                                    (D)     Endorsements.............................................39
                                    (E)     Processing/Release Fees..................................39
                                    (F)     Escrow Arrangements......................................39
                           (ii)     Releases of Units................................................40
                                    (A)     Releases in the Ordinary Course of Business..............40
                                    (B)     Payment of Release Price.................................40
                                    (C)     Restrictions on Release of Model Units...................40
                           (iii)    Releases of Finished Lots........................................40
                                    (A)     Releases for Bulk Sale...................................40
                                    (B)     Payment of Release Price.................................40
                           (iv)     Releases of Model Units for Sale and Leaseback Transactions......40
                                    (A)     Releases for Sale and Leaseback Transactions.............40
                                    (B)     Deed of Trust and Title Policy...........................41
                                    (C)     Payment of Release Price.................................41
                                    (D)     Compliance with Model Unit Requirements..................41
                           (v)      Releases of Land Projects or Development Projects................41
                  (b)      Releases for Dedications and Similar Purposes.............................42
                  (c)      Adjustment to Borrowing Base..............................................42
         2.9      Remargining; Principal Payments....................................................42

ARTICLE 3         LETTERS OF CREDIT..................................................................42
         3.1      Issuance of Letters of Credit......................................................42
         3.2      Issuance Procedures................................................................43
         3.3      Collateralization of Letters of Credit.............................................43
         3.4      Reimbursement for Payment of Drafts Drawn or Drawn and
                  Accepted Under Letters of Credit...................................................43
         3.5      Reimbursement Obligations..........................................................44
         3.6      Nature of Reimbursement Obligations................................................44
         3.7      LC Bank Reporting Requirements.....................................................44

ARTICLE 4         BORROWING BASE.....................................................................45
         4.1      Determination of Eligible Collateral/Borrowing Base................................45
         4.2      Unit Term Limits...................................................................45
                  (a)      Presold Units.............................................................45
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                  (b)      Spec Units................................................................45
                  (c)      Model Units...............................................................45
                  (d)      Conversion of Presold Units...............................................45
                  (e)      Conversion of Spec Units..................................................46
                  (f)      Conversion of Model Units.................................................46
                  (g)      Unit Ineligibility........................................................46
         4.3      A&D Project Term Limits............................................................46
                  (a)      Failure to Commence Construction..........................................46
                  (b)      Failure to Complete Construction..........................................46
                  (c)      Term Limitations with respect to Finished Lots; Take-Down Requirements....47
                  (d)      A&D Project Ineligibility.................................................47
         4.4      Transfer of Finished Lots for Unit Construction....................................47
         4.5      Additional Limitations on Eligible Collateral......................................48
                  (a)      Limitation on Spec Units by State.........................................48
                  (b)      Limitation on Model Units by State........................................48
                  (c)      Classification and Reclassification of Units; Adjustment
                           of Borrowing Base.........................................................48
                  (d)      Events Affecting Units and A&D Projects; Exclusions
                           from Eligible Collateral..................................................48
         4.6      Limitations on Collateral Values...................................................48
                  (a)      A&D Project Limitations...................................................48
                  (b)      Further Limitations on Collateral Values..................................49
                           (i)      Overall Limit on Construction Line Availability Based
                                    on Spec Units....................................................50
                           (ii)     Limit on Availability Based on Presold Units and Model Units.....50
                           (iii)    Limit on Availability for Model Units............................50
                           (iv)     Limit on Availability for Land Projects..........................50
                           (v)      Limitation on Availability for all A&D Projects..................50
                           (vi)     Limitation on Availability for Development Projects
                                    and Finished Lot Projects........................................50
                           (vii)    State Limitations for A&D Projects...............................50
                           (viii)   State Limitations on Collateral Value............................50
         4.7      Collateral Inventory Report, Collateral Certificate, and Borrowing Base Report.....51
                  (a)      Collateral Inventory Report...............................................51
                  (b)      Collateral Certificate....................................................51
                  (c)      Form of Report and Certificate............................................52
                  (d)      Borrowing Base Report.....................................................52
         4.8      General............................................................................52
         4.9      Appraisals.........................................................................52
                  (a)      Appraisal Requirements....................................................52
                  (b)      Appraiser Engagement......................................................53
                  (c)      Appraisal Evaluation......................................................53
                  (d)      Bank Review...............................................................53
                  (e)      Additional Appraisals.....................................................53
                  (f)      Appraisal Policy Modifications............................................54
                  (g)      Expenses..................................................................54
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ARTICLE 5         CONDITIONS PRECEDENT...............................................................54
         5.1      Conditions Precedent to Effectiveness of this Agreement............................54
                  (a)      Representations and Warranties Accurate...................................54
                  (b)      No Defaults...............................................................54
                  (c)      Borrower's Financial Condition............................................54
                  (d)      Qualifying Subordinated Indebtedness......................................55
                  (e)      No Material Adverse Change................................................55
                  (f)      Documents.................................................................55
                           (i)      Loan Documents...................................................55
                           (ii)     Corporation Documents............................................55
                           (iii)    Opinion Letters..................................................55
                  (g)      Other Items or Actions by Borrower........................................55
                  (h)      Payment of Costs, Expenses and Fees.......................................55
         5.2      Approval of Subdivisions...........................................................55
                  (a)      Request...................................................................56
                  (b)      Representations and Warranties Accurate...................................56
                  (c)      No Defaults...............................................................56
                  (d)      Size of Subdivisions......................................................56
                  (e)      Subdivisions in the Same Location.........................................56
                  (f)      Ownership.................................................................56
                  (g)      Proposed Development......................................................56
                  (h)      Plat......................................................................56
                  (i)      Zoning Approvals..........................................................56
                  (j)      Preliminary Title Commitment..............................................56
                  (k)      Environmental Assessment..................................................56
                  (l)      Environmental Questionnaire...............................................57
                  (m)      Soils Tests...............................................................57
                  (n)      Preliminary Budget........................................................57
                  (o)      Land Purchase Documents...................................................57
                  (p)      Marketing Information.....................................................57
                  (q)      Types of Units; Budgets...................................................57
                  (r)      Appraisal.................................................................57
                  (s)      Other.....................................................................57
         5.3      Qualification of Land Projects as Eligible Collateral..............................57
                  (a)      Located in Approved Subdivision...........................................58
                  (b)      Survey....................................................................58
                  (c)      Deed of Trust/Title Policy................................................58
                  (d)      Environmental Agreement...................................................58
                  (e)      Drainage; Flood Zone......................................................58
                  (f)      Impositions, Assessments, and Charges.....................................58
                  (g)      Limitations...............................................................59
                  (h)      Other Items...............................................................59
         Other Actions...............................................................................59
         5.4      Qualification of Development Projects as Eligible Collateral.......................59
                  (a)      Qualification for Inclusion as Entitled Land..............................59
                  (b)      Construction Contracts....................................................59
                  (c)      Plans and Specifications..................................................59
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                  (d)      Permits...................................................................59
                  (e)      Construction Schedule.....................................................60
                  (f)      Budget....................................................................60
                  (g)      Final Subdivision Map or Plat.............................................60
                  (h)      Restrictive Covenants.....................................................60
                  (i)      Utilities.................................................................60
                  (j)      Limitations...............................................................60
                  (k)      Other.....................................................................61
         5.5      Qualification of Finished Lot Projects as Eligible Collateral......................61
                  (a)      Finished Lots from Development Projects...................................61
                  (b)      Finished Lots in Option/Purchase Subdivisions.............................62
                  (c)      Limitations...............................................................62
         5.6      Qualification of Units as Eligible Collateral......................................63
                  (a)      Inclusion in an Approved Subdivision......................................63
                  (b)      Documents.................................................................63
                           (i)      Approvals........................................................63
                           (ii)     Contracts for Unit Construction..................................63
                           (iii)    Final CC&Rs......................................................63
                           (iv)     Purchase Contract................................................63
                           (v)      Unit Appraisal...................................................63
                           (vi)     Unit Budget......................................................63
                           (vii)    Unit Plans and Specifications....................................64
                           (viii)   Deed of Trust....................................................64
                           (ix)     Impositions, Assessments, and Charges............................64
                           (x)      Completion of Filings and Recordings.............................64
                           (xi)     Title Insurance..................................................64
                  (c)      Start of Construction.....................................................64
                  (d)      Distressed Improvement Districts..........................................64
                  (e)      Limitations...............................................................64
                  (f)      Other Items...............................................................64
                  (g)      Other Actions.............................................................65
         5.7      Additional Conditions Precedent to All Advances Against Eligible Collateral........65
                  (a)      Representations and Warranties Accurate...................................65
                  (b)      Defaults..................................................................65
                  (c)      Other Conditions Precedent................................................65
                  (d)      Inspection Report.........................................................65
                  (e)      Lien Waivers..............................................................65
                  (f)      Approvals and Inspections by Governmental Authorities.....................65
                  (g)      Payment of Costs, Expenses, and Fees......................................66
                  (h)      Draw Request..............................................................66
                  (i)      Limit on Total Outstanding................................................66
         5.8      Special Conditions to Funding; Funding Procedures..................................66
                  (a)      Special Conditions Precedent..............................................66
                  (b)      Funding Procedures........................................................66
         5.9      Verification and Other Matters Relating to Conditions Precedent ...................67
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ARTICLE 6         BORROWER REPRESENTATIONS AND WARRANTIES............................................67
         6.1      Representations and Warranties.....................................................67
                  (a)      Corporate Authorization...................................................67
                  (b)      No Approvals, etc.........................................................67
                  (c)      No Conflicts..............................................................67
                  (d)      Execution and Delivery and Binding Nature of Borrower Loan Documents......68
                  (e)      Accurate Information......................................................68
                  (f)      Purpose of Advances.......................................................69
                  (g)      Legal Proceedings, Hearings, Inquiries, and Investigations................69
                  (h)      No Event of Default or Unmatured Event of Default;
                           Financial Covenant Compliance.............................................69
                  (i)      Approvals and Permits; Assets and Property................................69
                  (j)      Impositions...............................................................70
                  (k)      ERISA.....................................................................70
                  (l)      Compliance with Law.......................................................71
                  (m)      Unit Budgets, Unit Plans and Specifications, and Construction Contracts...71
                  (n)      A&D Project Budgets, A&D Project Plans and Specifications,
                           and Construction Contract(s)..............................................71
                  (o)      Environmental Matters.....................................................71
                  (p)      Special Representations and Agreements Relating to Collateral.............72
                           (i)      Ownership........................................................72
                           (ii)     Authority to Encumber............................................72
                           (iii)    Condominium......................................................72
                           (iv)     Validity of the Lien and Encumbrance Created by each
                                    Deed of Trust....................................................72
                  (q)      Full Disclosure...........................................................72
                  (r)      Use of Proceeds; Margin Stock.............................................72
                  (s)      Governmental Regulation...................................................73
         6.2      Representations and Warranties Upon Requests for Advances..........................73
         6.3      Representations and Warranties Upon Delivery of Financial Statements,
                  Documents, and Other Information...................................................73

ARTICLE 7         BORROWER AFFIRMATIVE COVENANTS.....................................................73
         7.1      Corporate Existence................................................................74
         7.2      Books and Records; Access..........................................................74
         7.3      Special Covenants Relating to Collateral...........................................74
                  (a)      Defense of Title..........................................................74
                  (b)      No Encumbrances...........................................................75
                  (c)      Further Assurances........................................................75
                  (d)      Utilities.................................................................75
                  (e)      Contracts.................................................................75
                  (f)      No Residential Use........................................................75
                  (g)      Flood Insurance...........................................................76
                  (h)      Compliance with Permitted Exceptions......................................76
                  (i)      Model Complexes...........................................................76
                  (j)      Title Policy Endorsements.................................................76
                  (k)      Improvement Districts.....................................................76
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         7.4      Information and Statements.........................................................77
                  (a)      Annual Reports............................................................77
                           (i)      Annual Statements of Borrower....................................77
                           (ii)     Forecasts, Business Plans, and Projections.......................77
                           (iii)    Annual Variance Analysis.........................................77
                           (iv)     Other Reports....................................................77
                  (b)      Quarterly Reports.........................................................77
                           (i)      Quarterly Financial Statements...................................77
                           (ii)     Quarterly Variance Analysis......................................78
                           (iii)    Quarterly Inventory Report.......................................78
                           (iv)     Other Reports....................................................78
                  (c)      Monthly Reports...........................................................78
                           (i)      Monthly Financial Statements.....................................78
                           (ii)     Monthly Sales, Closings, and Backlog Report......................78
                           (iii)    Gross Profit Analysis............................................78
                           (iv)     Inventory Report.................................................78
                           (v)      Monthly Variance Analysis........................................78
                           (vi)     Other Reports....................................................78
                  (d)      Semi-Monthly Reports......................................................79
                  (e)      Notice of Certain Events..................................................79
                  (f)      Environmental Incident Reports............................................79
                  (g)      Financial Covenant Compliance Information.................................79
                  (h)      SEC Filings...............................................................79
                  (i)      Absorption Reports........................................................79
                  (j)      Other Items and Information...............................................79
         7.5      Law; Judgments; Material Agreements; Approvals and Permits.........................80
         7.6      Impositions and Other Indebtedness.................................................80
         7.7      Assets and Property................................................................80
         7.8      Insurance..........................................................................80
                  (a)      Property..................................................................80
                  (b)      Liability.................................................................80
                  (c)      Flood.....................................................................81
                  (d)      Worker's Compensation.....................................................81
                  (e)      Contractors...............................................................81
                           (i)      Worker's Compensation............................................81
                           (ii)     Liability........................................................81
                  (f)      Earthquake................................................................81
                  (g)      Additional Insurance......................................................81
         7.9      ERISA..............................................................................82
         7.10     Special Covenants Relating to A&D Projects.........................................83
                  (a)      Commencement and Completion of Off-Site Improvements......................83
                  (b)      A&D Project Change Orders.................................................83
                  (c)      Certain Information Relating to Development Projects......................83
         7.11     Commencement and Completion of Units...............................................84
         7.12     Title Insurance; Title Insurance Claims............................................84
         7.13     Rights of Inspection; Correction of Defects........................................85
                  (a)      Generally.................................................................85
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                  (b)      Inspector(s)..............................................................85
                  (c)      Miscellaneous.............................................................85
         7.14     Verification of Costs..............................................................85
         7.15     Use of Proceeds of Advances........................................................86
         7.16     Further Assurances.................................................................86
         7.17     Costs and Expenses of Borrower's Performance of Covenants and
                  Satisfaction of Conditions.........................................................86
         7.18     Notification of Certain Matters....................................................86
         7.19     Environmental Reports..............................................................86

ARTICLE 8         FINANCIAL COVENANTS................................................................87
         8.1      Minimum Tangible Net Worth Covenant................................................87
         8.2      Maximum Total Debt to Tangible Net Worth Covenant..................................87
         8.3      Minimum Interest Coverage Covenant.................................................87
         8.4      Quarterly Minimum Available Liquidity Covenant.....................................87
         8.5      Minimum Available Liquidity Covenant...............................................87
         8.6      Maximum Deficit Cash Flow..........................................................88
         8.7      Restrictions on Inventory..........................................................88
         8.8      Restrictions on Dividends..........................................................88
         8.9      Conformance to GAAP; Consolidation.................................................88

ARTICLE 9         BORROWER NEGATIVE COVENANTS........................................................88
         9.1      Fundamental Changes................................................................89
         9.2      Prohibition on Sales of Assets.....................................................89
         9.3      Prohibition on Amendments to Organic Agreements....................................89
         9.4      Lines of Business..................................................................89
         9.5      No Development Projects Outside the Ordinary Course of Business....................89
         9.6      Issuance of Additional Securities..................................................89
         9.7      Loans..............................................................................90
         9.8      Other Financing....................................................................90
         9.9      No Further Indebtedness............................................................90
         9.10     Transactions with Affiliates.......................................................90
         9.11     Investments........................................................................90
         9.12     Restriction on Certain Payments....................................................90
         9.13     Negative Pledge....................................................................90
         9.14     No Modifications to Indentures.....................................................91

ARTICLE 10        EVENTS OF DEFAULT..................................................................91
         10.1     Events of Default..................................................................91
                  (a)      Payments..................................................................91
                  (b)      Specified Defaults........................................................91
                  (c)      Other Defaults............................................................91
                  (d)      Representations and Warranties............................................91
                  (e)      Insolvency................................................................92
                  (f)      Bankruptcy................................................................92
                  (g)      Dissolution, etc..........................................................92
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                  (h)      Transfer of Ownership Interests by DMB; Change of
                           Control or Transfers of Beneficial Ownership within DMB...................92
                  (i)      Equity Transfers by AEW...................................................93
                  (j)      Material Adverse Change...................................................93
                  (k)      Claims....................................................................93
                  (l)      Cross Default.............................................................93
                  (m)      Failure to Maintain Insurance.............................................93
                  (n)      Default Under Leases......................................................94
                  (o)      Default Under Other Indebtedness..........................................94
                  (p)      Judgments.................................................................94
                  (q)      Foreclosure Proceedings...................................................94
                  (r)      RICO......................................................................95
                  (s)      Certain Redemptions.......................................................95
         10.2     Remedies...........................................................................95
                  (a)      Suspension and Termination of Commitments.................................95
                  (b)      Acceleration..............................................................95
                  (c)      Delivery of Contracts, Etc................................................96
                  (d)      Enforcement of Rights.....................................................96
                  (e)      Receivers.................................................................96
                  (f)      Payments..................................................................96
         10.3     Protective Advances................................................................96
         10.4     Completion of Construction.........................................................96
         10.5     Multiple Real and Personal Property Security.......................................97

ARTICLE 11        THE AGENT; ADMINISTRATION OF THE LOAN..............................................97
         11.1     Appointment of Agent...............................................................97
                  (a)      Appointment of Agent......................................................97
                  (b)      Appointment of Co-Agent; Duties; and Fees.................................98
         11.2     Ownership and Possession of Loan Documents; Information............................98
                  (a)      Ownership and Possession; Access to Agent Files...........................98
                  (b)      Information...............................................................98
         11.3     Resignation and Removal of Agent; Successor Agent..................................99
                  (a)      Resignation Upon Notice...................................................99
                  (b)      Removal of the Agent......................................................99
                  (c)      Successor Agents; Change in Funding Procedure.............................99
                  (d)      Cooperation..............................................................100
         11.4     Sharing of Payments...............................................................100
                  (a)      Generally................................................................100
                  (b)      Certain Other Payments...................................................100
         11.5     Administration....................................................................101
         11.6     Reliance..........................................................................101
         11.7     Powers of the Agent...............................................................101
         11.8     Limitations on the Agent..........................................................101
                  (a)      General Limitations and Residual Rights..................................101
                  (b)      Matters Requiring Unanimous Bank Approval................................102
                  (c)      Matters Requiring Bank Supermajority Approval............................103
         11.9     Approval of Banks.................................................................104
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         11.10    Advances, Protective Advances, and Payments.......................................104
                  (a)      General Funding Procedures...............................................104
                  (b)      Funding Procedures for Protective Advances...............................105
                  (c)      Change in Funding Procedures.............................................105
                  (d)      Absolute Nature of Funding Obligations...................................106
                  (e)      Reimbursements under Letters of Credit...................................106
                  (f)      Distribution of Interest Payments and Commitment Fees....................106
                  (g)      Late Payments by the Agent...............................................106
                  (h)      Late Payments by the Banks...............................................106
                  (i)      Funds Transfer Instructions..............................................107
         11.11    Application of Payments...........................................................107
                  (a)      Application of Principal to Advances.....................................107
                  (b)      Application of all Other Moneys..........................................107
         11.12    Letter of Credit Participations...................................................107
                  (a)      Transfers to the Other Banks.............................................107
                  (b)      Obligations of the LC Bank...............................................108
                  (c)      Reimbursements...........................................................108
         11.13    Reimbursement Obligations.........................................................108
         11.14    Taxes.............................................................................109
         11.15    Excess Payments...................................................................109
         11.16    Return of Payments................................................................109
         11.17    Permitted Transactions with Borrower..............................................110
         11.18    Default by a Bank.................................................................110
                  (a)      Defaulting Banks.........................................................110
                  (b)      Certain Remedies with Respect to Defaulting Banks........................111
         11.19    Purchase of Defaulting Bank's Interest After Default..............................112
                  (a)      Right to Purchase........................................................112
                  (b)      Purchase Price and Payment...............................................113
         11.20    Indemnification of the Agent......................................................113
         11.21    Indemnification Among the Banks...................................................113
         11.22    Examination of Loan...............................................................113
                  (a)      Acknowledgment of Examination and Investigation..........................113
                  (b)      No Representations or Warranties.........................................113
         11.23    Participations....................................................................114
         11.24    Assignments.......................................................................114
         11.25    Further Assurances................................................................114
         11.26    No Partnership or Joint Venture...................................................115
         11.27    Miscellaneous.....................................................................115
                  (a)      Several and Not Joint Nature of Obligations..............................115
                  (b)      Information..............................................................115
                  (c)      Borrower Requests for Approvals and Determinations.......................115
                  (d)      Form of Request..........................................................115
                  (e)      Time for Response........................................................115

ARTICLE 12        MISCELLANEOUS.....................................................................116
         12.1     The Banks' Obligations to Borrower Only and Disclaimer by Banks...................116
         12.2     Survival..........................................................................116
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         12.3     Integration.......................................................................116
         12.4     Effect of Certain Actions.........................................................116
         12.5     Binding Effect....................................................................116
         12.6     Severability......................................................................116
         12.7     CHOICE OF LAW.....................................................................116
         12.8     Time of Essence; Time for Performance.............................................117
         12.9     Notices and Demands...............................................................117
         12.10    The Banks' Right of Set-Off.......................................................117
         12.11    Indemnification of the Banks......................................................117
         12.12    Rescission or Return of Payments..................................................118
         12.13    Headings; References..............................................................118
         12.14    Number and Gender.................................................................118
         12.15    Waiver of Statute of Limitations..................................................118
         12.16    Waivers by Borrower...............................................................118
         12.17    No Brokers........................................................................118
         12.18    Counterpart Execution.............................................................118
         12.19    Duty to Act in Good Faith.........................................................118

ARTICLE 13        POWER OF ATTORNEY.................................................................119
         13.1     Power of Attorney Granted.........................................................119

ARTICLE 14        INDUCEMENTS.......................................................................119
         14.1     Inducements to the Banks..........................................................119
                  (a)      Representations, Warranties, and Covenants...............................119
                  (b)      Releases.................................................................120
                  (c)      Waiver...................................................................120

ARTICLE 15        MANDATORY ARBITRATION.............................................................121
         15.1     Mandatory Arbitration.............................................................121
         15.2     Provisional Remedies, Self-Help and Foreclosure...................................121
         15.3     Special Dispute Resolution Provisions.............................................122
                  (a)      Negotiation Between Executives...........................................122
                  (b)      Appointment of Neutral...................................................122
                  (c)      Selection of Procedure...................................................122
                  (d)      Termination of Procedure.................................................122
                  (e)      Provisional Remedies.....................................................123
                  (f)      Secrecy of ADR Proceedings...............................................123

ARTICLE 16        LIST OF EXHIBITS AND SCHEDULES....................................................123
         16.1     List of Exhibits..................................................................123

                              AMENDED AND RESTATED
                       UDC MASTER REVOLVING LINE OF CREDIT
                                 LOAN AGREEMENT
                                (BORROWING BASE)

         This AMENDED AND RESTATED UDC MASTER REVOLVING LINE OF CREDIT LOAN AGREEMENT (BORROWING BASE), dated as of April 30, 1997, is made and entered into by and between UDC HOMES, INC., a Delaware corporation ("Borrower"), BANK ONE, ARIZONA, NA ("BOAZ"), as the "Agent", and each of the Banks (including BOAZ, as a Bank) whose signatures appear on the signature pages to this Agreement, in the capacities there designated.


                                    RECITALS:

         A. BOAZ, Bankers Trust Company ("Bankers Trust"), Wells Fargo Bank, National Association ("Wells Fargo"); Wells Fargo Realty Advisors Funding, Incorporated ("WF Realty"), Guaranty Federal Bank, F.S.B. ("Guaranty Federal"), The First National Bank of Boston ("BkB"), and Borrower are parties to the UDC Master Revolving Line of Credit (Borrowing Base) Loan Agreement, dated November 8, 1995, as amended (as amended, the "Original Loan Agreement").

         B. BOAZ, Bankers Trust, BkB, Wells Fargo, WF Realty, and Guaranty Federal are parties to the Agency/Participation Agreement for UDC Revolving Loan Facility, dated as of November 8, 1995, as amended (as amended, the "Agency/Participation Agreement").

         C. Wells Fargo has succeeded to the interests of WF Realty in the Original Loan Agreement. Bank of America National Trust and Savings Association ("BOA") and Norwest Bank Arizona, National Association ("Norwest") have become Banks, with the rights, privileges, obligations and liabilities as set forth in this Agreement. Bankers Trust and BkB are no longer Banks under the Original Loan Agreement.

         D. BOAZ is the Administrative Agent (the "Administrative Agent") and the remaining Co-Agent (the "Retiring Co-Agent") under the Original Loan Agreement.

         E. Borrower has requested certain modifications to the terms of the Original Loan Agreement, including, but not limited to, an increase in the Commitment Amount and an extension of the Maturity Date, and the Banks are willing to make those modifications in accordance with the terms and conditions set forth in this Agreement.

         F. In connection with the modification of the Original Loan Agreement, Borrower, the Banks, the Administrative Agent, and the Retiring Co-Agent wish to amend and restate the Original Loan Agreement in its entirety, on the terms and conditions set forth in this Agreement. The Banks, the Administrative Agent, and the Retiring Co-Agent also wish to incorporate into this Agreement the provisions that will govern the relationships of the Banks among themselves, with the intent that the Agency/Participation Agreement will be superseded and replaced in its entirety by this Agreement.

                                   AGREEMENT:

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Administrative Agent, the Retiring Co-Agent, and the Banks agree that:

                  A. Amendment and Restatement of Original Loan Agreement. The Original Loan Agreement is amended and restated in its entirety by this Agreement. The rights and duties of the parties with respect to all matters relating to time periods prior to the Effective Date will be determined in accordance with the terms of the Original Loan Agreement, and the rights and duties of the parties with respect to all matters relating to time periods from and after the Effective Date will be determined in accordance with the provisions of this Agreement.

                  B. Elimination of the Agency/Participation Agreement. The Agency/Participation Agreement is superseded and replaced in its entirety by this Agreement.

                  C. Elimination of Retiring Co-Agent; Designation of Agent and Co-Agent. As of the Effective Date, the Retiring Co-Agent hereby resigns and will cease to serve as such and the Administrative Agent will be and is designated and appointed as the Agent, with the rights and duties set forth in this Agreement for the Agent. Guaranty Federal is designated and appointed as the new Co-Agent, with the rights and duties set forth in this Agreement for the Co-Agent.

                  D. Ratification. As amended and modified in its entirety by this Agreement, the Obligations are ratified and confirmed and continue in full force and effect.

         The parties to this Agreement further agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

         1.1 Definitions. In this Agreement, the following capitalized terms have the following meanings:

                  "A&D Commitment Sublimit" means the lesser of (a) 37.5% of the Commitment Amount or (b) $63,750,000. The A&D Commitment Sublimit is broken down further into the Development and Finished Lot Sublimit and the Land Project Sublimit.

                  "A&D Eligibility Date" means, for a Land Project, the date on which the Entitled Land is first included as a Land Project in a Borrowing Base Report; for a Development Project, the date on which the Entitled Land is first included as a Development Project in a Borrowing Base Report; and for a Finished Lot Project, the date on which the Lots in such Finished Lot Project are first included as a Finished Lot Project in a Borrowing Base Report.

                  "A&D  Project"   means,   generically,   a  Land  Project,   a
         Development Project, or a Finished Lot Project.

                  "A&D Project Appraisal" means an Appraisal of an A&D Project.

                  "A&D Project Appraised Value" means:

                           (a) With respect to a particular  Land  Project,  the
                  market value for the Entitled Land in the Land Project, "AS IS" at the time of the A&D Project Appraisal, on a bulk wholesale discounted value basis, as determined by the Agent in accordance with the Appraisal Policy after its review of the A&D Project Appraisal for the Land Project.

                           (b) With respect to a particular Development Project,
                  the market value for such Development Project upon completion of the Off-Site Improvements, on a bulk wholesale discounted value basis, as determined by the Agent in accordance with the Appraisal Policy after its review of the A&D Project Appraisal for the Development Project.

                           (c) With respect to a particular Finished Lot Project, the market value for such Finished Lot Project, as if complete, on a bulk wholesale discounted value basis, as determined by the Agent in accordance with the Appraisal Policy after its review of the A&D Project Appraisal for the Finished Lot Project.

                  "A&D Project Budget" means the budget for an A&D Project approved by the Agent in its reasonable discretion, as amended and modified from time to time, with any aggregate change in the total A&D Project Budget for a particular A&D Project in excess of 10% of the total A&D Project Budget for the particular A&D Project to require advance approval of the Agent.

                  "A&D Project Collateral Value" means, for a particular A&D Project, a valuation of such A&D Project based on the stage of construction, determined on a cumulative basis as follows:

                           (a) With respect to a Land  Project,  an amount equal
                  to the Maximum Allowed Advance for such Land Project.

                           (b) With respect to a Development Project (subject to
                  Section 4.6(a)(ii)), the sum of:

                                    (i) An amount equal to the lesser of (A) 70%
                           of the A&D Project Appraised Value of the Entitled Land included in the Development Project (determined without regard to any Off-Site Improvements constructed or to be constructed on such Entitled
                           Land) or (B) 70% of the Acquisition Cost of the applicable Entitled Land (such amount, the "Land Allocation"); and

                                    (ii) The result  obtained by subtracting the
                           Land Allocation described in clause (i) immediately above from the Maximum Allowed Advance for the
                           Development Project and then multiplying the difference by the Development Completion Percentage.

                           (c) With respect to each  Finished  Lot  Project,  an
                  amount equal to the sum of the Maximum Allowed Advance with respect to all Lots in such Project that constitute Finished Lots and are not included in the Eligible Collateral as Units.

                  "A&D Project Plans and Specifications" means the plans and specifications for an A&D Project that have been prepared by an engineer, together with any amendments or modifications to those plans and specifications.

                  "Acquisition Cost" means the actual purchase price paid by Borrower to acquire the Land and/or Lots in question.

                  "Adjusted Net Increase" means the sum of:

                            (a) 50% of the cumulative Net Income of Borrower, if
                  any, for the fiscal quarters ending after September 30, 1996 (with any period in which Borrower incurs a loss counted as zero for the purpose of such computation); and

                           (b) 100% of any new stated capital or paid-in capital
                  acquired by Borrower during the fiscal quarters ending after September 30, 1996, excluding, however, the $10,000,000 in new equity contributed to Borrower at December 31, 1996, $10,000,000 face amount of additional Series D Notes issued at March 31, 1997, $10,000,000 face amount of additional Series D Notes issued at April 15, 1997, and up to $15,000,000 face amount of new Series D Notes issued on or before the Effective Date, and also excluding any interest on the Series C Notes or the Series D Notes paid in kind by the issuance of additional Qualifying Subordinated Indebtedness from October 1, 1996 through September 30, 1997; provided further, that new stated capital or paid in capital obtained by Borrower in order to cure a default under a Financial Covenant shall not be included in the Adjusted Net Increase so long as the form of any new equity investment has received advance approval by all of the Banks and such investment is made within any cure period applicable to such Financial Covenant breach.

                  "Advance" means an advance of Loan proceeds, other than a Protective Advance, by the Banks, through the Agent, to Borrower hereunder.

                  "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent" means BOAZ, and its permitted successors and assigns, solely in its capacity as the agent for and on behalf of the Banks pursuant to this Agreement and other applicable provisions of the Loan Documents.

                  "Agreement" means this Amended and Restated UDC Master Revolving Line of Credit Loan Agreement (Borrowing Base), as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

                  "Appraisal" means, as the context requires, a Unit Appraisal, an A&D Project Appraisal, or any other appraisal undertaken pursuant to the provisions of this Agreement.

                  "Appraisal Policy" means the Bank One Western Region Appraisal Policy for UDC Credit Facility, dated November 1995, as amended and supplemented from time to time pursuant to Section 11.8(b)(xvi).

                  "Approvals and Permits" means each and all approvals, authorizations, bonds, consents, certificates, franchises, licenses, permits, registrations, qualifications, entitlements and other actions and rights granted by or filings with any Person necessary, or appropriate for acquisition and development of A&D Projects, for construction of Units and Off-Site Improvements, for the sale of Units and Finished Lots, for occupancy, ownership, and use by Borrower and other Persons of the Units and A&D Projects, or otherwise for the conduct of, or in connection with, the business and operations of Borrower.

                  "Approved Subdivision" means a Subdivision that has been approved as provided in Section 5.2.

                  "Available Commitment" means, at any time, the lower of:

                           (a) The Commitment Amount; or

                           (b) The  Collateral  Value of the Borrowing  Base, as
                  reflected in the most recent Borrowing Base Report,

         less in  either  case any  remargining  payment  required  pursuant  to
         Section 2.9 but not yet paid.

                  "Available Liquidity" means an amount equal to:

                           (a) The sum of  Borrower's  aggregate  unpledged  and
                  unrestricted   cash  and  unpledged  and   unrestricted   Cash
                  Equivalents, plus

                           (b) The amounts  immediately  available  to be drawn,
                  but which are not yet drawn, pursuant to this Agreement as of the time of determination.

                  "Bank  Majority"  means  those  Current  Banks (as  defined in
         Section 11.19) (a) which, in the aggregate, at the time of determination, hold at least 51% of the Pro Rata Interests of all Current Banks, and (b) which constitute at least a simple majority of the Current Banks, at the time of determination, regardless of the Pro Rata Interests of those Current Banks.

                  "Bank Supermajority" means (a) those Current Banks, which, at the time of determination, in the aggregate, hold at least 66 2/3% of the Pro Rata Interests of all Current Banks or (b) all of the Banks, other than the Agent.

                  "Bankruptcy  Order"  means  the  order of the U.S.  Bankruptcy
         Court for the District of Delaware, dated October 3, 1995, confirming the Bankruptcy Plan in the Chapter 11 bankruptcy proceeding commenced by Borrower in that court.

                   "Bankruptcy Plan" means the Second Amended Reorganization Plan of Borrower, dated August 3, 1995, as modified by an Addendum to Second Amended Reorganization Plan of Borrower, dated August 31, 1995, as modified by Paragraph 35 of the Bankruptcy Order.

                  "Banks" means each of the financial institutions whose name appears on the signature pages of this Agreement, their successors and assigns, including any Person who becomes a "Bank" pursuant to any of the provisions of this Agreement.

                  "BOAZ Deficit Amount" means, at any time, the amount by which the aggregate outstanding Advances held by BOAZ are less than the Pro Rata Interest of BOAZ in all outstanding Advances.

                  "BOAZ Excess Amount" means at any time, the amount by which the aggregate outstanding Advances held by BOAZ exceed the Pro Rata Interest of BOAZ in all outstanding Advances.

                  "Borrower Equity Requirement" means:

                           (a) With respect to a Unit, that Borrower has incurred and paid for (or concurrently with the first Advance for construction of the Unit will have paid, not counting such Advance) at least 10% of the total Unit Cost;

                           (b) With respect to a Land Project, that Borrower has
                  incurred and paid for (or concurrently with the first Advance with respect to the Land Project will have paid, not counting such Advance) at least 50% of the Acquisition Cost for that Land Project;

                           (c) With respect to a Development Project, that Borrower has incurred and paid for (or concurrently with the first Advance with respect to the Development Project will have paid, not counting such Advance) at least 30% of the Total Cost for that Development Project; and

                           (d) With  respect to a  Finished  Lot  Project,  that
                  Borrower has incurred and paid for (or concurrently with the first Advance with respect to the Finished Lot Project will have paid, not counting such Advance) at least 25% of the Total Cost for that Finished Lot Project (with Total Cost for Finished Lot Projects or Option/Purchase Subdivisions being computed as set forth in the definition of Unit Lot Cost).

                  "Borrowing Base" consists of the Eligible Collateral from time to time prior to the Maturity Date and as reflected in the most current Borrowing Base Report.

                  "Borrowing Base Report" means a report prepared by the Agent setting forth the Eligible Collateral then constituting the Borrowing Base, the Collateral Value of the Borrowing Base, and certain other information, in the format prescribed by the Agent from time to time.

                  "Builder Bonds and Mortgage Operations" means any asset or liability set forth on Borrower's balance sheet under the heading "Builder Bonds and Mortgage Operations" consisting generally of mortgage-backed securities and residential mortgages, collateralized mortgage obligations and mortgage warehousing lines of credit.

                  "Business Day" means a day of the year on which banks are not required or authorized to close in Phoenix, Arizona or Los Angeles, California and, with respect to a Fixed Rate Advance, a day on which dealings are also carried on in the London interbank market.

                  "Business Plan" means an annually updated 2-year GAAP budget and business plan prepared by Borrower which will include such information as the Agent may require, including, without limitation, information regarding capital structure and any changes therein, new acquisitions and proposed markets, and a breakdown of Borrower's plans with respect to its inventory of unsold Lots along with backlog and projected sales and closings, and projected margins for such Lots. The Business Plan shall also contain a 5-year narrative mission statement with respect to Borrower's prospective business plans.

                  "Bulk Sale of Finished Lots" means a sale of multiple Finished Lots in an Approved Subdivision not in the ordinary course of business.

                  "Calendar Month" means any of the 12 calendar months of the year.

                  "Capital Stock" of any Person means any and all shares, rights to purchase, warrants or options (whether or not currently exercisable), participations, or other equivalents of or interests in (however designated) the equity (which includes, but is not limited to, common stock, preferred stock and partnership and joint venture interests) of such Person (excluding any debt securities that are convertible into, or exchangeable for, such equity).

                  "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under capitalized leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

                  "Cash Collateral Account" means the deposit account established pursuant to the Cash Collateral Agreement. The Cash Collateral Account shall be an interest-bearing account selected and approved by Borrower and Agent in their reasonable discretion.

                  "Cash Collateral Agreement" means the cash collateral agreement by and between Borrower and the Agent (as agent for each of the Banks), which governs the use of moneys held in the Cash Collateral Account and grants a security interest in such moneys, as the same may be amended, modified, supplemented, renewed, restated or otherwise changed from time to time.

                  "Cash Equivalents" means:

                           (a) Direct  obligations  of the United  States or any
                  agency thereof or obligations guaranteed by the United States or any agency thereof, in each case maturing within 180 days after the date of acquisition thereof;

                           (b) Certificates of deposit maturing within 180 days after the date of acquisition thereof issued by a bank, trust company or savings and loan association which is organized under the laws of the United States or any state thereof, having capital, surplus and undivided profits aggregating in excess of $250 million and a Keefe Bank Watch Rating of C or better;

                           (c) Certificates of deposit maturing within 180 days after the date of acquisition thereof issued by a bank, trust company or savings and loan association organized under the laws of the United States or any state thereof, other than banks, trust companies or savings and loan associations satisfying the criteria in clause (b) above; provided that the aggregate amount of all certificates of deposit issued to Borrower at any one time by such bank, trust company or savings and loan association will not exceed $100,000.00;

                           (d) Commercial paper given the highest rating by 2 established national credit rating agencies and maturing not more than 180 days after the date of the acquisition thereof; and

                           (e) Repurchase agreements or money market accounts which are fully secured by direct obligations of the United States or any agency thereof.

                  "CC&Rs" means and includes restrictive covenants,  conditions,
         restrictions,   easements,   and  other   rights   that  exist  or  are
         contemplated with respect to a Subdivision.

                  "Co-Agent" means Guaranty Federal, and its successors and assigns, solely in its capacity as the Co-Agent for the Banks pursuant to this Agreement.

                  "Code" means the United States Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral" means the property, interests in property, and rights to property securing any or all Obligations from time to time.

                  "Collateral Certificate" means the certificate of Borrower, in form and substance satisfactory to the Agent and containing such certifications as the Agent may require, setting forth the information required by Section 4.7.

                  "Collateral Inventory Report" means the report prepared by Borrower as required by Section 4.7.

                  "Collateral Value" means, from time to time, the aggregate total of:

                           (a) The Unit Collateral Values for all Units included
                  in Eligible Collateral at the time the Collateral Value of the Borrowing Base is determined; and

                           (b) The A&D  Project  Collateral  Values  for all A&D
                  Projects included in Eligible Collateral at the time the Collateral Value of the Borrowing Base is determined.

                  "Commitment" means the agreement of each Bank, severally and not jointly, in Section 2.1 to make Advances pursuant to the terms and conditions of this Agreement.

                  "Commitment Amount" means the total maximum amount that the Banks are obligated to fund, and that is available at any particular time, under this Agreement. The total Commitment Amount is
         $170,000,000,  decreasing,  however,  from  time  to time  pursuant  to
         Section 2.1(d).

                  "Contingent Liabilities" of any Person means all "contingencies" of such Person in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards Number 5 (or any successor thereto) as in existence as of any date of determination.

                  "Conversion  Date" means March 31,  1998,  unless  pursuant to
         Section 2.1(c), the Conversion Date is extended on one or more occasions, in which case, "Conversion Date" means the date to which the previously established Conversion Date has been extended.

                  "Cut-Off Date" means the earliest of:

                           (a) The 2nd Business Day of every week;

                           (b) Any date on which the BOAZ Excess  Amount  equals
                  or exceeds $10,000,000; or

                           (c) Any  date  upon  which  the BOAZ  Deficit  Amount
                  equals or exceeds $10,000,000.

                  "Deed of Trust" and "Deeds of Trust" mean each and all deeds of trust, mortgages, assignments of leases and rents, fixture filings, and security agreements, securing the Notes and the Obligations, granted from time to time by Borrower, as mortgagor, trustor, or assignor, to the Agent (as agent for the Banks), as mortgagee, beneficiary and trustee (unless the Agent consents to the transfer to another Person to act as trustee under a deed of trust), or assignee, each being substantially in the form required by the Agent from time to time, as the same may be amended, modified, supplemented, extended, restated, or renewed from time to time.

                  "Default Interest Rate" shall mean a rate of interest equal to
         (a) with respect to Advances at the Variable Rate, the aggregate of 4% per annum plus the Variable Rate; (b) with respect to Advances at a Fixed Rate, a fixed rate of 4% per annum in excess of the Fixed Rate in effect thereon at the time of the Event of Default until the expiration of the current Interest Period therefor and, thereafter, the aggregate of 4% per annum plus the Variable Rate; and (c) in all other cases, the aggregate of 4% per annum plus the Variable Rate. When the Default Interest Rate is determined with reference to the Prime Rate, the Default Interest Rate shall change as and when the Prime Rate changes.

                  "Development  and Finished Lot  Sublimit"  means the lesser of
         (a) 27.5% of the Commitment Amount or (b) $46,750,000; provided, however, that Borrower may elect to increase the Development and Finished Lot Sublimit from time to time up to the A&D Commitment Sublimit then in effect, with any increase in the Development and Finished Lot Sublimit in accordance with this proviso decreasing, dollar for dollar, the Land Project Sublimit; and Borrower may also elect to decrease the Development and Finished Lot Sublimit from time to time, with such decreases resulting in a dollar for dollar increase in the Land Project Sublimit, provided, however, that in no event will the Land Project Sublimit exceed the lesser of (c) 10% of the Commitment Amount or

         (d) $17,000,000. Adjustments in the Land Project Sublimit and the Development and Finished Lot Sublimit will be set forth in a Collateral Inventory Report submitted by Borrower and will become effective with the Borrowing Base Report prepared from that Collateral Inventory Report and will remain in effect until such time as Borrower elects, in a subsequent Collateral Inventory Report, to make another adjustment in such sublimits.

                  "Development Completion Percentage" means, for a Development Project, the current percentage of completion of Off-Site Improvements in an Approved Subdivision as determined by the Agent based on its review of the current Collateral Certificate and inspections of the Collateral made pursuant to this Agreement.

                  "Development  Project"  means  Entitled  Land  that   Borrower
         intends to develop with Off-Site Improvements.

                  "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, prior to the Maturity Date.

                  "Dividends"   means  any  of  the  following   (but  excluding
         dividends   paid  solely  in  Capital  Stock  of  Borrower  other  than
         Disqualified Stock):

                           (a) Any  dividend,  distribution  or advance  paid or
                  declared by Borrower to its shareholders in respect of any Capital Stock in or of Borrower;

                           (b) Any  payment or  distribution  on any  Qualifying
                  Subordinated Indebtedness of Borrower other than payments made solely in additional Qualifying Subordinated Indebtedness;

                           (c) Any  purchase,  redemption,  retirement  or other
                  acquisition by Borrower for value, of any of the ownership interests or Capital Stock of Borrower now or hereafter outstanding, or any interest therein;

                           (d) Any  return of any  capital  of  Borrower  to its
                  shareholders; and

                           (e) Any distribution of the assets, properties, cash,
                  rights,   obligations   or   securities  of  Borrower  to  its
                  shareholders.

                  "Draw Request" means a completed, written request in form and substance satisfactory to the Agent, from Borrower to the Agent requesting an Advance, together with such other documents and information as the Agent may require from time to time.

                  "EBITDA" means, with respect to any fiscal period, the sum of the following, other than any of the following that relate to Builder Bonds and Mortgage Operations:

                           (a) Net Income for that period, plus

                           (b) Any  extraordinary  loss  reflected  in such  Net
                  Income, minus

                           (c) Any  extraordinary  gain  reflected  in such  Net
                  Income, plus

                           (d) Interest Expense for that period, plus

                           (e) The aggregate  amount of federal and state taxes,
                  if any, of Borrower on or measured by income for that period (whether or not payable during that period), plus

                           (f) Non-cash Charges for that period, in each case as
                  determined in accordance with GAAP.

                  "Effective Date" means the date on which all of the conditions precedent in Section 5.1 have first been satisfied.

                  "Eligible Collateral" means the Units and A&D Projects that meet the requirements of this Agreement for inclusion as Eligible Collateral and that are included in a Borrowing Base Report.

                  "Entitled Land" means Raw Land with respect to which all of the following is correct:

                           (a)   Borrower   has   received   a   vested   zoning
                  classification that is consistent with Borrower's actual and proposed use of such Raw Land; and

                           (b) A preliminary  subdivision  plat or tentative map
                  has been completed and has been approved by all applicable Governmental Authorities.

                  "Environmental Agreement" means each environmental indemnity or similar agreement, executed by Borrower for the benefit of the Agent and the Banks, as any such agreement may be amended, modified, extended, renewed, restated, or supplemented from time to time. Each Environmental Agreement shall comply in all material respects with the Environmental Policy.

                  "Environmental Policy" means the Bank One Arizona Environmental Policy, Procedure No. 28.00, dated January 25, 1994, as amended and supplemented from time to time by BOAZ upon notice to the other Banks; provided, however that if any such amendment or supplement would have the effect of making the Environmental Policy less restrictive, such amendment or supplement shall be subject to approval pursuant to Section 11.8(b)(xvi).

                  "ERISA" means the Employee Retirement Income Security Act of 1974 and the regulations and published interpretations thereunder, as in effect from time to time.

                  "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Eurodollar Rate Reserve Percentage" for the Interest Period for each Fixed Rate Advance means the reserve percentage applicable 1 Business Day before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental, or other marginal reserve requirement) for a member bank of the Federal Reserve System in San Francisco with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities which includes deposits by reference to which the interest rate on Fixed Rate Advances is determined) having a term equal to such Interest Period.

                  "Event of Default" means as defined in Section 10.1.

                  "Financial Covenant Default" means any Event of Default that occurs by reason of a breach by Borrower with respect to any of the Financial Covenants.

                  "Financial Covenants" means the covenants set forth in Article 8.

                  "Finished Lot Project" means Lots in an Approved Subdivision that have satisfied the requirements in Section 5.5 for inclusion in Eligible Collateral as a Finished Lot Project.

                  "Finished Lots" means Lots in a Finished Lot Project.

                  "Fixed Rate" means an interest rate established from time to time based on the LIBOR Rate.

                  "Fixed Rate Advance" means an outstanding Advance that bears interest at a Fixed Rate.

                  "GAAP"  means   generally   accepted   accounting   principles
         consistently applied.

                  "Governmental Authority" or "Governmental Authorities" means any and all governments or courts and/or any and all agencies, authorities, bodies, bureaus, departments, or instrumentalities of any government.

                  "Grandfathered Collateral" means Eligible Collateral included in the Borrowing Base as of November 1, 1996. A list of the Grandfathered Collateral is attached as Exhibit A.

                  "Impositions" means any and all of the following:

                           (a) Real property taxes and assessments  (general and
                  special) assessed against or imposed upon or in respect of any of the Collateral or the Obligations;

                           (b) Personal property taxes assessed against or imposed upon or in respect of any of the Collateral or the Obligations;

                           (c) Other taxes and assessments of any kind or nature
                  that are assessed or imposed upon or in respect of the Collateral or the Obligations or that may result in a Lien or Encumbrance upon any of the Collateral (including, without limitation, non-governmental assessments, levies, maintenance and other charges whether resulting from covenants, conditions, and restrictions or otherwise, water and sewer rents and charges, assessments on any water stock, utility charges and assessments, and owner association dues, fees, and levies);

                           (d) Taxes or  assessments on any of the Collateral in
                  lieu of or in addition to any of the foregoing;

                           (e) Taxes on income,  revenues,  rents,  issues,  and
                  profits, and franchise taxes;

                           (f) Costs, expenses, and fees arising from or related
                  to any of the Approvals and Permits or the Requirements; and

                           (g) Assessment,  documentary,  indebtedness, license,
                  stamp, and revenue charges, fees, and taxes and any other fees or taxes imposed on the Agent or the Banks and measured by or based in whole or in part upon ownership of any Deed of Trust, interest in Collateral, or any promissory note, guaranty, or indebtedness secured by any Deed of Trust or upon the nature or amount of the Obligations, excluding, however, from all of the foregoing any estate, excess profits, franchise, income, inheritance, or similar tax levied on the Agent or the Banks, or any of them.

                  "Indebtedness" means, as to any Person:

                           (a) Indebtedness created, issued, incurred or assumed
                  by such Person for borrowed money or evidenced by bonds, debentures, notes or similar instruments, including the Senior Notes, the Series C Notes (as defined in the definition of Qualifying Subordinated Indebtedness), the Series D Notes (as defined in the definition of Qualifying Subordinated Indebtedness), and notes representing interest paid in kind with respect to the Series C Notes and the Series D Notes by issuance of additional subordinated indebtedness;

                           (b) All obligations of such Person to pay the deferred purchase price of property or services;

                           (c) All  indebtedness  secured by a lien on any asset
                  of such Person whether or not such indebtedness is assumed by such Person;

                           (d) All obligations, contingent or otherwise, of such
                  Person directly or indirectly guaranteeing any indebtedness or other obligation of any other Person or in any manner providing for the payment of any indebtedness or other obligation of any other Person or otherwise protecting the holder of such indebtedness against loss (excluding endorsements for collection or deposit in the ordinary course of business);

                           (e) The amount of all  reimbursement  obligations and
                  other obligations of such Person (whether due or to become due, contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds (but excluding surety or other bonds in favor of Governmental Authorities obtained by Borrower in connection with the development of subdivisions in the ordinary course of Borrower's business) and similar instruments;

                           (f)      All Capitalized Lease Obligations;

                           (g) All other obligations (including contingent obligations, trade payables and accrued expenses) that would be included as liabilities on a balance sheet prepared in accordance with GAAP; and

                           (h)      All Disqualified Stock of such Person.

                  "Intangible Assets" means all intangible assets under GAAP, including, without limitation, copyrights, franchises, goodwill, licenses, non-competition covenants, organization or formation expenses, patents, service marks, service names, trademarks, trade names, write-up in the book value of any asset in excess of the acquisition cost of the asset, any amount, however designated on the balance sheet, representing the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of Borrower, loans and advances to partners and officers, employees, or directors of Borrower (or members of their immediate families), unamortized leasehold improvement expense not recoverable at the end of the lease term, unamortized debt discount, and deferred discount.

                  "Interest Expense" means for any period, without duplication, the aggregate amount of interest which, in conformity with GAAP, would be set opposite the caption "Interest Expense" or any like caption on a income statement for Borrower for such period, including, without limitation, imputed interest included in Capitalized Lease Obligations, all commissions, discounts and other fees and charges owed with respect to letters of credit, the net cost associated with rate hedging obligations, the interest portion of any deferred payment obligation, amortization of discount or premiums, if any, and all other non-cash interest expense. Interest Expense includes interest on the Qualifying Subordinated Indebtedness, to the extent actually paid in cash or Cash Equivalents and also includes interest payments actually made on such Qualifying Subordinated Indebtedness by the issuance of additional Qualifying Subordinated Indebtedness. Interest Expense does not include any of the foregoing, to the extent related to Builder Bonds and Mortgage Operations, if such Interest Expense related to Builder Bonds and Mortgage Operations would otherwise be included in Interest Expense because of a consolidation of the Builder Bonds and Mortgage Operations with Borrower under GAAP.

                  "Interest Incurred" means, for any period, without duplication, the aggregate amount of interest which, in conformity with GAAP, would be set opposite the caption "Interest Expense" or any like caption on an income statement for Borrower for such period, including, without limitation, imputed interest included in Capitalized Lease Obligations, all commissions, discounts and other fees and charges owed with respect to letters of credit, the net cost associated with rate hedging obligations, the interest portion of any deferred payment obligation, amortization of discounts or premiums, if any, all other non-cash interest expense and all capitalized interest. Interest Incurred includes interest on the Qualifying Subordinated Indebtedness, to the extent actually paid in cash or Cash Equivalents but does not include interest payments actually made on such Qualifying Subordinated Indebtedness by the issuance of additional Qualifying Subordinated Indebtedness. Interest Incurred does not include any of the foregoing, to the extent related to Builder Bonds and Mortgage Operations, if such Interest Incurred related to Builder Bonds and Mortgage Operations would otherwise be included in Interest Incurred because of a consolidation of the Builder Bonds and Mortgage Operations with Borrower under GAAP.

                  "Interest Period" means, for each Fixed Rate Advance, the period commencing on the date of such Fixed Rate Advance and ending on the last day of the period selected by Borrower pursuant to the provisions of this Agreement, and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by Borrower pursuant to the provisions herein. The duration of each Interest Period will be 30, 60 or 90 days, as selected by Borrower in the request for a Fixed Rate Advance, provided, however, that:

                           (a) Whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period will be extended to occur on the next succeeding Business Day;

                           (b) No Interest  Period  with  respect to any Advance
                  will extend beyond the Maturity Date; and

                           (c) Borrower will select  Interest  Periods such that
                  the aggregate outstanding amount of all Fixed Rate Advances on the date a Commitment Amount reduction becomes effective pursuant to Section 2.1(d) will not exceed the reduced Commitment Amount.

                  "Interest Rate" means the Variable Rate or the Fixed Rate, as applicable.

                  "Investment" means, with respect to any Person, any loan or advance made by such Person to any other Person; any contingent liabilities of such Person undertaken with respect to Indebtedness of any other Person; and any ownership or similar interest held by such Person in any other Person.

                  "Involuntary Lien" means any Lien or Encumbrance securing the payment of money or the performance of any other obligation created involuntarily under any law, ordinance, regulation, or rule, or otherwise and any claim of any such Lien or Encumbrance. For purposes of the Loan Documents and the rights and remedies thereunder, "stop notices" or similar notices and demands from Persons performing work or supplying materials with respect to any Collateral and who are asserting lien rights, shall be considered as Involuntary Liens.

                  "Late Charges" means the charges described in Section 2.4(f).

                  "Land Project" means Entitled Land that has satisfied the requirements in Section 5.3, prior to the inclusion of such land in Eligible Collateral as a Development Project .

                  "Land Project Sublimit" means the lesser of (a) 10% of the Commitment Amount or (b) $17,000,000; provided, however, that the Land Project Sublimit is subject to reduction and increase pursuant to the provisos in the definition of Development and Finished Lot Sublimit.

                  "LC Bank" means BOAZ or such other Bank as Borrower, Agent and such other Bank may agree upon from time to time to issue Letters of Credit; provided, however, that if an Event of Default or Unmatured Event of Default has occurred and is continuing, the consent of Borrower shall not be required.

                  "Letter of Credit Agreement" means the LC Bank's standard form Application for Standby Letter of Credit and Standby Letter of Credit Agreement, or other standard application and agreement for letters of credit in use by the LC Bank from time to time.

                  "Letters of Credit" means the letters of credit issued from time to time pursuant to Article 3.

                  "LIBOR Rate" means the rate per annum equal to the rate per annum obtained by dividing:

                           (a) The rate of  interest  determined  by the  Agent,
                  based on Telerate System reports or such other source as may be selected by the Agent, to be the "London Interbank Offered Rate" at which deposits in United States dollars are offered by major banks in London, England, 2 Business Days before the first day of the respective Interest Period, by

                           (b) A percentage  equal to 100% minus the  Eurodollar
                  Rate Reserve Percentage for the period equal to such Interest Period.

                  "Lien or Encumbrance" and "Liens and Encumbrances" mean, respectively, each and all of the following:

                           (a) Any lease or other right to use;

                           (b) Any  assignment  as security,  conditional  sale,
                  grant in trust, lien, mortgage, pledge, security interest, title retention arrangement, other encumbrance, or other interest or right securing the payment of money or the performance of any other liability or obligation, whether voluntarily or involuntarily created (including, without limitation, Involuntary Liens) and whether arising by agreement, document, or instrument, under any law, ordinance, regulation, or rule (federal, state, or local), or otherwise; and

                           (c) Any  option,  right  of first  refusal,  or other
                  interest or right.

                  "Loan" means the credit facility made available to Borrower in accordance with this Agreement.

                  "Loan Documents" means this Agreement, the Notes, the Deeds of Trust, the Environmental Agreements, and any other guaranties, agreements, documents, or instruments now or hereafter evidencing, guarantying or securing the Obligations and any and all Advances and Protective Advances made hereunder, as this Agreement, the Notes, the Deeds of Trust, the Environmental Agreements, and such other agreements, documents, and instruments may be amended, modified, extended, renewed, restated, or supplemented from time to time.

                  "Lot" means an individual lot or condominium unit designated as such on a final subdivision plat or map, subdivision filing, or condominium declaration or plan.

                  "Lot Allocation" means, with respect to each Unit included in Eligible Collateral, the Maximum Allowed Advance for the Unit less an allocation of $2000 for soft costs of construction of the Unit and less the hard costs of construction of the Unit as set forth in the applicable Unit Budget.

                  "Material Adverse Change" means any change in the assets, liabilities, financial condition, or results of operations of Borrower or any other event or condition with respect to Borrower that materially and adversely affects the likelihood of performance by Borrower of any of the Obligations, the ability of Borrower to perform any of the Obligations, the legality, validity, or binding nature of any of the Obligations, or any Lien or Encumbrance securing any of the Obligations or the priority of any Lien or Encumbrance securing any of the Obligations, except that such change, event, or condition with respect to a Lien or Encumbrance will not be a Material Adverse Change if it affects Collateral other than Eligible Collateral, or, if it affects Eligible Collateral, if within 1 Business Day after notice from the Agent to the Borrower of the occurrence of such change, event, or condition, Borrower removes the affected item from Eligible Collateral.

                  "Maturity Date" means September 30, 1999 (unless extended in connection with an extension of the Conversion Date).

                  "Maximum Allowed Advance" means the following, provided, however, that in no event will the Maximum Allowed Advance for any Unit exceed 90% of the Unit Cost for that Unit:

                           (a) With respect to each Presold Unit,  the lesser of
                  80% of the Unit Appraised Value for that Unit or 80% of the price at which the Unit is to be sold to a purchaser under the applicable Purchase Contract for that Unit.

                           (b)  With  respect  to  each  Spec  Unit,   the  Unit
                  Appraised Value for that Unit multiplied by 75%.

                           (c) With respect to each Model Unit, the Unit Appraised Value for that Unit multiplied by 75% for a Model Unit during the first 24-Calendar Month period after its Unit Eligibility Date, 65% for the next 6 Calendar Months (Calendar Months 25 through 30) after its Unit Eligibility Date, 60% for the next 6 Calendar Months (Calendar Months 31 through 36) after its Unit Eligibility Date, and 0% after 36 Calendar Months after its Unit Eligibility Date; provided, however, that if the Unit is entitled to remain in Eligible Collateral as a Model Unit pursuant to Section 4.2(c) beyond the 36-Calendar Month period, the Maximum Allowed Advance will be computed by multiplying the Unit Appraised Value for that Unit by 55% during such time period as the Agent agrees that the Unit may remain as Eligible Collateral.

                           (d) With respect to each Land Project,  the lesser of
                  50% of the A&D Project Appraised Value for that Land Project, or 50% of the Acquisition Cost for that Land Project.

                           (e) With  respect to each  Development  Project,  the
                  lesser of 70% of the A&D Project Appraised Value for that Development Project, or 70% of the Total Cost for that Development Project.

                           (f) With respect to each  Finished  Lot Project,  the
                  lesser of 75% of the A&D Project Appraised Value for that Finished Lot Project, or 75% of the Total Cost for that

                  Finished Lot Project; provided, however, that with respect to Finished Lot Projects in Option/Purchase Subdivisions, the Total Cost for Lots in such Finished Lot Projects will be computed as set forth in the definition of Unit Lot Cost.

                  "Model Unit" means a Unit constructed initially for inspection by prospective purchasers that is intended for use as such and is actually used as such (other than during any period in which such Unit is under construction).

                  "Model Unit Sublimit" means the lesser of (a) 20% of the Commitment Amount or (b) $34,000,000.

                  "Monetary Default" means any Event of Default under Section 10.1(a).

                  "Net Income" means, for any fiscal year or other fiscal period, the net income of Borrower for such fiscal year or other fiscal period, determined in accordance with GAAP.

                  "Net Sales Proceeds" means in the case of a Unit, the gross sales price of the Unit (including, without limitation, all options and upgrades) set forth in the Purchase Contract for such Unit (expressed in U.S. dollars), less customary tax and assessment prorations; reasonable and customary real estate brokerage commissions paid to third party brokers unaffiliated with Borrower; reasonable and customary closing costs; and any amounts in the nature of profit splits or premiums payable to third parties, such as land bankers, in accordance with an option or purchase agreement pursuant to which Borrower is purchasing or has purchased the Lot on which the Unit is constructed.


                  "Non-cash Charges" means, for any period, the aggregate depreciation, amortization and other non-cash charges (other than reserves or expenses established in anticipation of future cash requirements such as reserves for Impositions and uncollectible accounts) for such period, as determined in accordance with GAAP, provided that Non-cash Charges will exclude any charges that are not included for the purpose of determining Net Income; any charges that are included for the purpose of determining Interest Expense; and any charges representing capitalized selling, general and administrative expenses that are expensed during such period as cost of goods sold.

                  "Notes" means the promissory notes executed by Borrower and payable to each of the Banks in the amount of their respective Pro Rata Interest in the maximum Commitment Amount, evidencing Borrower's indebtedness hereunder, as such notes may be amended, modified, extended, renewed, supplemented or restated from time to time, including, without limitation, such promissory notes as may be issued to Banks after the date of this Agreement.

                  "Obligations" means the obligations of Borrower under the Loan Documents.

                  "Off-Site Improvement Construction Costs" means the aggregate "hard" and "soft" costs to plan, design, and construct the applicable Off-Site Improvements as set forth in the applicable A&D Project Budget; provided, however, that with respect to Finished Lots, the Off-Site Improvement Construction Costs shall be the lesser of (a) the amount of "hard" costs and "soft" costs to plan, design, and construct the Improvements as set forth in the applicable A&D Project Budget or (b) the amount of such costs actually incurred by Borrower to plan, design, and construct such Off-Site Improvements.

                  "Off-Site Improvements" means offsite improvements which may exist or which are to be constructed (including, without limitation, curbs, grading, landscape, sprinklers, storm and sanitary sewers, paving, sidewalks, and utilities) necessary to make the land suitable for the construction of single family homes or condominiums, and any common area improvements which may exist or which are to be constructed, together with the associated fixtures and other tangible personal property located or used in or on land on which such improvements are constructed.

                  "Option/Purchase Agreement" means a fully executed option or purchase agreement between Borrower and the seller of any Lots providing for periodic purchases of Lots.

                  "Option/Purchase Subdivision" means a Subdivision that (a) has been approved as provided in Section 5.2, (b) has not been a Land Project or a Development Project, and (c) is owned by Borrower or, if not owned by Borrower, is a Subdivision in which Borrower is entitled from time to time to purchase Lots pursuant to an Option/Purchase Agreement.

                  "Other Amounts" means all amounts, other than principal and interest, payable by Borrower under any of the Loan Documents to or for the benefit of the Agent and/or any of the Banks, including, without limitation, fees and expenses pursuant to Section 2.6, late charges pursuant to Section 2.4(f), and payments pursuant to Sections 2.3(h), 2.3(i), and 2.5.

                  "Other   Default"  means  any  Event  of  Default  under  this
         Agreement or any of the other Loan Documents, other than a Monetary Default or a Financial Covenant Default.

                  "Outstanding Borrowings", at any time, means the sum of:

                           (a) The aggregate amount of then outstanding Advances
                  and Protective Advances;

                           (b) The  aggregate  amount  of then  outstanding  and
                  undrawn Letters of Credit less the amount of cash, if any, deposited in the Cash Collateral Account pursuant to Section
                  3.3 in respect of, and specifically allocated to, such Letters of Credit; and

                           (c)  The   aggregate   amount  of  then   outstanding
                  Reimbursement Amounts that have not been paid by Advances or otherwise.

                  "Permitted Exceptions" means:

                           (a) Involuntary  Liens for  Impositions  that are not
                  delinquent;

                           (b) Involuntary Liens (other than for Impositions) with respect to which Borrower satisfies each of the following requirements: (i) Borrower contests the validity of such Involuntary Lien in good faith by appropriate legal proceedings; (ii) Borrower gives written notice to the Agent of Borrower's intent to contest or object to the same; (iii) Borrower demonstrates to the Agent's satisfaction that the procedures will conclusively operate  to  prevent  the  sale of any  part  of the  property subject to the applicable Deed of Trust to satisfy the Involuntary Lien prior to final determination of such proceedings; (iv) the aggregate amount of such Involuntary Liens does not exceed $1,000,000 (unless otherwise approved by a Bank Supermajority); and (v) Borrower takes any and all other actions (including, without limitation, obtaining bonds, title insurance endorsements, or other security) as the Agent may deem necessary or appropriate in order to prevent the sale of any Collateral to satisfy the Involuntary Lien and prevent any impairment of any such Collateral or, if such Collateral is Eligible Collateral, Borrower removes the affected Collateral from the Eligible Collateral;

                           (c) All  items,  except  Impositions  and  Liens  and
                  Encumbrances (other than Impositions and Liens and Encumbrances referenced in and permitted by the other subsections of this definition), in Schedule B to any Title Policy that have been approved by the Agent;

                           (d) Sale and Leaseback  Transactions  with respect to
                  Model Units; and

                           (e)  Liens and  Encumbrances  permitted  pursuant  to
                  Section 9.13.

                  "Person" means a natural person, a partnership, a joint venture, an unincorporated association, a limited liability company, a corporation, a trust, any other legal entity, or any Governmental Authority.

                  "Presold Unit" means a Unit that is subject to a Purchase Contract.

                  "Prime Rate" means the rate per annum most recently announced by BOAZ or its successors, in Phoenix, Arizona, as its "prime rate," as in effect from time to time. The Prime Rate (and the Variable Rate) will change on each day that the announced prime rate changes. The prime rate is not necessarily the best or lowest rate offered by BOAZ, and BOAZ may lend to its customers at rates that are at, above, or below its "prime rate."

                  "Product Line" means a group of Units which, in the ordinary course of Borrower's business, are marketed together under a common plan based upon the type of Unit constructed and the price of such Units.

                  "Pro Rata Interest", with respect to any individual Bank, or Pro Rata Interests, with respect to all of the Banks, as the case may be, means the applicable percentage or percentages of the Commitment Amount assigned to each of the Banks as set forth on the signature pages to this Agreement, as such percentages may change from time to time pursuant to Article 11.

                  "Protective Advance" means amounts advanced by the Agent, on behalf of the Banks, to pay the following amounts:

                           (a) All  amounts  that are  necessary  to protect the
                  validity, priority and enforceability of the liens, encumbrances and security interests in favor of Agent and the Banks arising pursuant to the Loan Documents (such amounts to include, without limitation, taxes, assessments and other Liens and Encumbrances that may have a priority superior to the priority of the Liens and Encumbrances of the Banks on the Collateral); and

                           (b) All  insurance  premiums  that are  necessary  to
                  insure the Collateral against loss, damage or destruction pursuant to the requirements of the Loan Documents.

                  "Purchase Contract" means a bona fide written agreement between Borrower and a purchaser who is not an Affiliate of Borrower entered into in the ordinary course of Borrower's business and pursuant to which such purchaser has agreed to purchase a Unit, which agreement must be accompanied by a cash earnest money deposit or down payment of at least $1,000 which is nonrefundable except in the event of a default by the Borrower, as seller under the agreement.

                  "Qualifying Subordinated Indebtedness" means:

                           (a) Borrower's 14 1/2% Series C  Subordinated  Notes,
                  due  November  1,  2000,  in  the  aggregate  face  amount  of
                  $35,000,000  (the  "Series C  Notes"),  plus the amount of all interest accrued on such subordinated indebtedness and including interest paid by the issuance of additional subordinated indebtedness; and

                           (b) Borrower's 14 1/2% Series D  Subordinated  Notes,
                  due  November  1,  2000,  in  the  aggregate  face  amount  of
                  $45,000,000  (the  "Series D  Notes"),  plus the amount of all interest accrued on such subordinated indebtedness and including interest paid by the issuance of additional subordinated indebtedness;

         provided, however, that in order to be considered as Qualifying Subordinated Indebtedness, the Series C Notes and the Series D Notes (and any additional subordinated indebtedness issued as payment in kind for accrued interest) must be in form satisfactory to the Agent, be fully subordinated to the Obligations with no payments (other than interest paid in kind by the issuance of additional subordinated indebtedness) until November 14, 1997, and have a maturity date after the Maturity Date under this Agreement. Thereafter, only interest on the Series C Notes, the Series D Notes, and any other Qualifying Subordinated Indebtedness will be payable and then only to the extent that the making of such interest payment would not, after giving effect to such payment, cause or contribute to a violation of any of the Financial Covenants or otherwise cause or contribute to an Event of Default or Unmatured Event of Default, except that no such interest payment shall be made (i) if the cumulative Dividends paid (taking into account the interest proposed to be paid) in any fiscal quarter and in the immediately preceding 3 fiscal quarters, taken as a whole, are greater than 25% of cumulative consolidated Net Income (after payment of income, franchise and other taxes) of Borrower for such fiscal quarter and the immediately preceding 3 fiscal quarters, taken as a whole, computed according to GAAP; or (ii) the effect thereof is to cause the ratio of (1) EBITDA for the fiscal quarter in which the interest payment is proposed to be made and for the immediately preceding 3 fiscal quarters, taken as a whole, to (2) the sum of (A) Interest Incurred for that same period and (B) the Dividends declared, made, paid and proposed to be declared, made or paid with respect to the same period (taking into account the interest proposed to be paid), to be less than 2.0 to 1. Upon the occurrence of an Event of Default or an Unmatured Event of Default, no payments of principal or interest will be payable on the Series C Notes, the Series D Notes, or any other Qualifying Subordinated Indebtedness. If, at any time, the Series C Notes, the Series D Notes, or any other notes representing Qualifying Subordinated Indebtedness fail to satisfy the requirements set forth in this provision for Qualifying Subordinated Indebtedness, such Series C Notes, Series D Notes, or other notes, as the case may be, will no longer be Qualifying Subordinated Indebtedness.

                  "Raw Land" means unimproved land owned and held by Borrower for development into Subdivisions but which is not yet Entitled Land.

                  "Reclassification Adjustment" means, for any Unit reclassified as to type pursuant to any provision of this Agreement, a change in the Maximum Allowed Advance for such Unit to that applicable to the type of Unit as so reclassified.

                  "Regulatory Change" means any change effective after the date of this Agreement in United States federal, state, or foreign law, regulations, or rules or the adoption or making after such date of any interpretation, directive, or request applying to a class of banks, including any of the Banks, of or under any United States federal, state, or foreign law, regulation, or rule (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "Reimbursement Amount" means the amount Borrower is obligated to pay to the LC Bank under a Letter of Credit Agreement in respect of a draft drawn or drawn and accepted under the respective Letter of Credit, which amount will be the amount of the draft or acceptance and all costs, expenses, fees, and other amounts then payable by Borrower to the LC Bank under the Letter of Credit Agreement.

                  "Reimbursement  Obligation" means Borrower's obligations under
         Section 3.4 and each Letter of Credit Agreement to reimburse the LC Bank with respect to drawings under any Letter of Credit and to repay each Bank with respect to any Advances to pay a Reimbursement Amount.

                  "Requirements" means any and all obligations, other terms and conditions, requirements, and restrictions in effect now or in the future by which Borrower or any or all of the Collateral are bound or which are otherwise applicable to any or all of the Collateral, construction of any Units or Off-Site Improvements, or occupancy, operation, ownership, or use of Lots, Units, Off-Site Improvements, or A&D Projects, including, without limitation, such obligations; other terms and conditions, restrictions, and requirements imposed by any law, ordinance, regulation, or rule (federal, state, or local); any Approvals and Permits; any Permitted Exceptions; any condition, covenant, restriction, easement, right-of-way, or reservation applicable to such Collateral; any insurance policies; any other agreement, document, or instrument to which Borrower is a party or by which Borrower or any of the Collateral or the business or operations of Borrower is bound; or any judgment, order, or decree of any arbitrator, other private adjudicator, or Governmental Authority to which Borrower is a party or by which Borrower or any of the Collateral is bound.

                  "RICO Related Law" means the Racketeer Influenced and Corrupt Organizations Act of 1970 and any other federal or state law, for which forfeiture of assets is a potential penalty.

                  "Sale and Leaseback Transaction" means any direct or indirect arrangement with any Person or to which any such Person is a party, providing for the leasing to Borrower of any property, whether owned at the date of this Agreement or thereafter acquired, which has been or is to be sold or transferred by Borrower to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such Property if, after giving effect to such arrangement, Borrower operates the business or otherwise utilizes such Property.

                  "Senior Notes" means Borrower's 12 1/2% Series A Senior Notes, due May 1, 2000, in the original aggregate amount of $60,000,000 and Borrower's 12 1/2% Series B Senior Notes, due May 1, 2000, in the original aggregate amount of $10,000,000.

                  "Settlement Date" means the second Business Day after each Cut-Off Date.

                  "Spec Unit" means a Unit constructed for the purpose of addition to Borrower's inventory of Units and which is not subject to a Purchase Contract and is not a Model Unit.

                  "Subdivision" means a group of Lots that are intended to be marketed and sold as a single Product Line or otherwise marketed and sold together regardless of whether dwellings in such group of Lots are to be constructed at the same time or in phases.

                  "Subdivision Documents" means a plat map or similar document covering a Subdivision and dividing the Subdivision into lots in accordance with the Requirements of the applicable Governmental Authorities, or in the case of lots consisting of condominium spaces, the condominium declaration, condominium plan or equivalent document or the documents annexing the lots to an existing condominium declaration.

                  "Tangible Net Worth" means, as to Borrower, at any date, (a) the sum of all capital accounts determined in conformity with GAAP, plus (b) the total amount of Qualifying Subordinated Indebtedness, less
         (c) Intangible Assets.

                  "Term Out Period" means the period commencing on the first day of the Calendar Month following the Calendar Month in which the Conversion Date occurs and ending on the Maturity Date.

                  "Test Date" means the last day of each of Borrower's fiscal quarters.

                  "Title Company" means a title insurance company that issues a Title Policy.

                  "Title Policy" and "Title Policies" mean, respectively, each and all title insurance policies and endorsements thereto issued pursuant to the requirements of this Agreement and any reinsurance or co-insurance agreements and endorsements. Each Title Policy shall be an American Land Title Association loan policy of title insurance (1990 form) with the creditor's rights exception and arbitration provisions deleted and with a revolving credit endorsement and such other endorsements as the Agent may require.

                  "Total Cost" means the sum of the Acquisition Cost and the Off-Site Improvement Construction Costs.

                  "Total Debt" means, at the applicable date of determination, all Indebtedness and Contingent Liabilities of Borrower, excluding, however, Qualifying Subordinated Indebtedness, any liabilities included in Builder Bonds and Mortgage Operations, and the amount of reimbursement obligations of Borrower arising under letters of credit, to the extent that such letters of credit have not been drawn upon and provide security for other unpaid obligations of Borrower that are included as Indebtedness.

                  "Type" means, with respect to any Advance of the Loan, its nature as a Fixed Rate Advance or a Variable Rate Advance.

                  "UDC Mortgage" means UDC Mortgage Corporation, an Arizona corporation.

                  "Unit" means a residential dwelling constructed or to be constructed on a Lot, together with the associated Lot.

                  "Unit Appraisal" means a FNMA base plan type Appraisal of a Unit.

                  "Unit Appraised Value" means the value of the Unit (including the associated Lot) as determined by the Agent in accordance with the Appraisal Policy after its review of the applicable Unit Appraisal. Unit Appraised Value will be based on the standard Unit Plans and Specifications, without any value added for Lot premiums, purchaser options, and upgrades; provided, however, that to the extent that the Unit Appraised Value for any Unit included in Grandfathered Collateral includes any value for Lot premiums, purchaser options, and upgrades, the Unit Appraised Value for such Unit shall continue to be calculated to include the value added for such Lot premiums, purchaser options, and upgrades; and provided further, the Unit Appraised Value for Model Units will not include any value for furniture or other furnishings or for fixtures and equipment added to the Unit to prepare it for use as a Model Unit.

                  "Unit Budget" means the amount allocated by Borrower to the hard and soft costs associated with the construction of each Unit included as Eligible Collateral, as set forth in budgets and cost breakdowns delivered to Agent. The Unit Budget will specifically set forth the building permit fees, tap fees, impact fees, development fees, and other municipal, county, school district, and special district fees and assessments required prior to the start of construction, and the amount of each Unit Budget will be set forth in the Borrowing Base Report. The Unit Budget will not include the Unit Lot Cost. The Unit Budget will be subject to review and approval by the Agent.

                  "Unit Collateral Value" means a valuation of each Unit based upon the Unit's stage of construction. The Unit Collateral Value for a particular Unit equals the sum of (a) the Lot Allocation for the Unit and (b) the result obtained by subtracting the Lot Allocation for the Unit from the Maximum Allowed Advance (taking into account any applicable Reclassification Adjustment) for the Unit and then multiplying the difference by the Unit Completion Percentage.

                  "Unit Completion Percentage" means, for any Unit, the current percentage of construction completed as reflected in each Borrowing Base Report, based upon the ratio of:

                           (a) Costs for material and labor incurred and actually incorporated into such Unit (other than the Unit Lot
                  Cost) determined based on the stage of construction of the Unit, to

                           (b)      The Unit Budget,

          with such percentage then being rounded down to the nearest 5%.

                  "Unit Construction Threshold" means, with respect to a Unit, a Unit Completion Percentage of at least 5%.

                  "Unit Cost" for a particular Unit means the sum of the Unit Lot Cost for the Unit, the hard costs for material and labor to construct the Unit, and $2000 as an allocation for allowable soft costs.

                  "Unit Eligibility Date" means, with respect to each Unit, the date on which that Unit is first included in Eligible Collateral as a Unit pursuant to this Agreement, as reflected on the Borrowing Base Report, and regardless of whether periods exist during which such Unit is not included as Eligible Collateral.

                  "Unit Lot Cost" means, with respect to each Lot included in Eligible Collateral, the cost of such Lot as determined in accordance with GAAP; provided, however, that if the Agent, in its sole and absolute discretion, at any time disapproves Borrower's "capitalization policy" as it affects the determination of such Unit Lot Cost, then the Unit Lot Cost shall be the actual acquisition cost to Borrower for such Lot, but excluding capitalized interest, property maintenance expenses, Impositions, and similar items even though such items may be capitalized by Borrower. In determining Unit Lot Cost, Borrower may not include amounts paid by Borrower for such Lot that represent acceleration of the prorated aggregate purchase price payable for all Lots in the applicable Approved Subdivision under an Option/Purchase Agreement.

                  "Unit Plans and Specifications" means plans and specifications for construction of a particular type of Unit that have been prepared by an architect, together with any amendments or modifications to those plans and specifications.

                  "Unmatured Event of Default" means any failure by Borrower to observe or perform any of Borrower's obligations under any of the Loan Documents or any other violation by Borrower of any of the terms and conditions of any of the Loan Documents that with notice, passage of time, or both would be an Event of Default.

                  "Variable Rate" means an interest rate established from time to time based on the Prime Rate.

                  "Variable Rate Advance" means an outstanding Advance that bears interest at a Variable Rate.

                                    ARTICLE 2
                                  LOAN FACILITY

         2.1      Loan Facility.

                  (a) Commitment to Make Advances and Issue Letters of Credit. Subject to the terms and conditions of this Agreement and from time to time prior to the Maturity Date, the Banks agree, severally and not jointly, to make Advances to Borrower in accordance with their respective Pro Rata Interests, and the LC Bank agrees to issue Letters of Credit, up to in all cases, in the aggregate as to both Letters of Credit and Advances, the current Available Commitment as determined pursuant to the most current Borrowing Base Report.

                  (b) Revolving Nature of Loan Facility. Advances repaid may be re-borrowed on a revolving basis through the Maturity Date. Although the outstanding principal of the Notes may be zero from time to time, the Loan Documents will remain in full force and effect until the Commitment terminates and all Obligations are paid and performed in full. Upon the occurrence of an Event of Default or an Unmatured Event of Default, the Agent may suspend or terminate the Commitment and the LC Bank may suspend or terminate the obligation to issue Letters of Credit, all as provided in Section 10.2. The obligation of Borrower to repay Advances will be evidenced by the Notes.

                  (c) Extension of Conversion Date. Borrower may request extensions of the Conversion Date by making such request in writing not more than 180 days and not less than 120 days prior to the Conversion Date in effect prior to the extension request. The Agent and the Banks have no obligation to extend the Conversion Date, and the Conversion Date shall not be extended unless all of the Banks and the Agent have agreed to do so in writing in their sole and absolute discretion. If Borrower's request for extension is approved, then the extension of the Conversion Date shall be for a period of 1 year. If certain of the Banks ("Non-Consenting Banks") decline to extend the Conversion Date, then with the approval of the other Banks (the "Consenting Banks") in their sole and absolute discretion:

                           (i) The  Consenting  Banks may purchase the interests
                  of the Non-Consenting Banks on such terms and conditions as the Consenting Banks and Non-Consenting Banks may agree upon, in their sole discretion;

                           (ii) Borrower may arrange for another financial institution acceptable to the Agent in its sole and absolute discretion, to purchase the interest of the Non-Consenting Banks on such terms and conditions as are acceptable to the Non-Consenting Banks, in their sole discretion; or

                           (iii) Borrower may consent to a reduction in the Pro Rata Interest of the NonConsenting Banks, if after giving effect to such reduction, the Non-Consenting Banks agree, in their sole and absolute discretion, to become Consenting Banks and the other Consenting Banks approve such reduction in their sole and absolute discretion.

                  (d) Term Out. From and after the Conversion Date, the Commitment Amount will be automatically reduced on the last day of the 3rd Calendar Month in the Term Out Period and on the last day of each third Calendar Month thereafter (each, a "Reduction Date"), with the amount of each such reduction to be equal to one-sixth of the Commitment Amount in effect as of the day prior to commencement of the Term Out Period.

         2.2      Advances.

                  (a) Method for Advances. Advances may be made by the Agent on behalf of the Banks at the written request of the Person or Persons designated by Borrower from time to time on the Agent's form of signature authorization; provided, however, that the Agent shall have acknowledged receipt of any changes in the Person or Persons designated by Borrower, and such Person or Persons designated by Borrower will have executed a new signature authorization form. Subject to Section
         2.1 and the other terms and conditions of this Agreement (including those hereinafter set forth), such Person or Persons are hereby authorized by Borrower to request Advances up to the amount of the Available Commitment less Outstanding Borrowings at the time the Advance is requested (determined pursuant to the most recent Borrowing Base Report) not more frequently than 1 time per Business Day (except as otherwise provided in Section 11.3(c)) in amounts of not less than $250,000 per request (subject to the minimum size of Fixed Rate
         Advances, as set forth in Section 2.3(e)), and to direct the disposition of the proceeds of Advances until written notice of the revocation of such authority is received from Borrower by the Agent and the Agent has had a reasonable time to act upon such notice. The Agent has no duty to monitor for Borrower or to report to Borrower the use of proceeds of Advances. Subject to the satisfaction of all applicable terms and conditions, including the timely giving by Borrower of a Borrowing Notice under Section 2.3(e), the Agent will make the requested advance on or before noon on the borrowing date specified in the Borrowing Notice.

                  (b) Use of Advances. Advances may be used only to pay or reimburse Borrower for:

                           (i) Costs,  expenses,  and fees actually incurred and
                  paid (or to be paid from the requested Advance) by Borrower in connection with the construction of Units that constitute Eligible Collateral, to the extent included in the Unit Budget for a particular Unit, and Lot Allocation amounts, to the extent included in Unit Collateral Value;

                           (ii) A&D Project costs,  expenses,  and fees actually
                  incurred and paid (or to be paid from the requested Advance) by Borrower for A&D Projects that constitute Eligible Collateral to the extent included in the A&D Project Budget for a particular A&D Project;

                           (iii) Monthly  interest  payments payable pursuant to
                  Section 2.4(a);

                           (iv) Working  capital  purposes;  provided,  however,
                  that the maximum amount of Advances that Borrower is entitled to have outstanding at any time under this Section 2.2(b)(iv) is equal to the excess of the Collateral Value of the Borrowing Base over the Outstanding Borrowings at the time of the Advance; and

                           (v) Amounts  for  which   Borrower  is  permitted  or
                  required to request Advances pursuant to Section 3.4;

         provided, however, that the provisions of this Section 2.2(b) do not restrict the Agent from making Protective Advances or the Banks from making Advances upon the direction of the Agent as otherwise permitted by this Agreement (such as pursuant to Section 3.3 or Section 2.6(e)). In addition, the Banks may, but have absolutely no obligation to, make Advances under this Commitment for other purposes and on such terms and conditions as the Banks, in their sole and absolute discretion, determine.

                  (c) Funding of Advances and Protective Advances and Settlement of Payments. Funding of Advances and Protective Advances by the Banks and settlement of payments received from Borrower will be settled between the Banks in accordance with the provisions of Article 11. Except to the extent set forth in Article 11, the Agent has no obligation to fund Advances or Protective Advances except to the extent of immediately available funds actually received by the Agent from the Banks.

                  (d) Borrower Equity Requirements. Any other provision of this Agreement to the contrary notwithstanding, Borrower will not be entitled to an Advance until Borrower has established to the satisfaction of the Agent that Borrower has first satisfied the Borrower Equity Requirement for the A&D Project or Unit for which the Advance is requested. If the Agent determines, at any time, that the total cost to complete an A& D Project exceeds the A&D Project Budget for that A&D Project, Borrower will not be entitled to any further Advances until Borrower has first expended the amount of such excess.

         2.3      Interest Rate Provisions.

                  (a) Pricing Matrix. All Advances will bear interest from the date advanced at a per annum interest rate determined in accordance with the following pricing matrix (the "Matrix") and the provisions of this Section 2.3:

                              Level 1                             Level 2                            Level 3
=========================  ==================================  =================================  ==================================
Rate (P = Prime Rate)      P + 1.0%                            P + .75%                           P + .50%
(L = LIBOR Rate)           L + 325bp                           L + 300bp                          L + 275bp
-------------------------  ----------------------------------  ---------------------------------  ----------------------------------
Commitment Fee             1.0%                                .75%                               .50%
(Annualized)
-------------------------  ----------------------------------  ---------------------------------  ----------------------------------
Debt to Tangible Worth     greater than or equal to 2.0:1      less than 2.0:1                    less than or equal to 1.75:1
-------------------------  ----------------------------------  ---------------------------------  ----------------------------------
Interest Coverage          less than or equal to 1.75:1        greater than 1.75:1                greater than or equal to 2.25:1
-------------------------  ----------------------------------  ---------------------------------  ----------------------------------
Available Liquidity        greater than or equal to $15,000M   greater than or equal to $20,000M  greater than or equal to $25,000M
=========================  ==================================  =================================  ==================================

                  (b) Application of Tests. For purposes of the tests set forth in the Matrix, within 60 days following the occurrence of each Test Date (other than any Test Date that is a fiscal year end) and within 105 days following the occurrence of a Test Date that is a fiscal year end, Borrower will compute the "Debt to Tangible Worth" calculation according to the methodology specified in Section 8.2, the "Interest Coverage" calculation according to the methodology specified in Section 8.3, and the "Available Liquidity" calculation according to the methodology specified in Section 8.4, each as of the Test Date, and will provide such computations to the Agent, accompanied by the quarterly financial reports and records of Borrower on which such computations are based (or annual financial reports and records for computations relating to a Test Date that is a fiscal year end) and by the certifications required by Section 7.4(g). The Agent has the right to review and approve all of such computations and make appropriate adjustments thereto, based on the information and reports available to the Agent, and the Agent's decisions with respect thereto will be final and conclusive, absent gross negligence, wilful misconduct, or manifest error.

                  (c) Pricing. Through June 30, 1997, all Advances will bear interest at the Level 1 rates set forth in the Matrix. Commencing July 1, 1997 and on the first day of each succeeding fiscal quarter thereafter (each, a "Repricing Date"), the applicable Interest Rate will be "re-priced", and, subject to the provisions of Section 2.5 relating to Fixed Rate Advances, Advances will bear interest from the Repricing Date for the ensuing quarter to the next Repricing Date at the level set forth in the Matrix corresponding to the results of the Debt to Tangible Worth, Available Liquidity, and Interest Coverage computations for the Test Date as indicated in the following table:


                         REPRICING DATE                      TEST DATE
                         --------------                      ---------
                         January 1                           Prior September 30
                         April 1                             Prior December 31
                         July 1                              Prior March 31
                         October 1                           Prior June 30

         Even though the financial reports necessary to calculate the financial tests in the Matrix may not be available until after Repricing Dates occurring on January 1, any re-pricing on such Repricing Dates will be effective as of January 1, even though the computations may not have been completed by January 1. In order to qualify for a reduction in pricing, all three of the Debt to Tangible Net Worth, Available Liquidity, and Interest Coverage tests for the appropriate level of pricing must be met as of the relevant Test Date. Pricing shall be increased, as of the next Repricing Date, if any of the Debt to Tangible Net Worth, Available Liquidity, and Interest Coverage tests are not met, with the pricing to increase to the pricing level in the Matrix for which all of the three tests are met. Interest shall be calculated on a 360-day year for all Advances, but, in any case, shall be computed for the actual number of days in the period for which interest is charged, which period shall consist of a 365- or 366-day period, as applicable, on an annual basis.

                  (d) Default Interest Rate. Principal will bear interest at the Interest Rate from the date of disbursement until the due date thereof, whether due by acceleration or otherwise. Principal, interest, and Other Amounts not paid when due and any judgment therefor will bear interest from the due date or the judgment date, as applicable, until paid at the Default Interest Rate, and such interest will be immediately due and payable. In addition, from and after the occurrence and during the continuance of an Event of Default, all principal, interest and Other Amounts shall bear interest at the Default Interest Rate, unless a Bank Supermajority elects otherwise, and such interest will be immediately due and payable upon demand.

                  (e) Method of Selecting Types and Interest Periods for Advances of the Revolving Loan. Borrower, when requesting an Advance, shall designate the Type of Advance as either a Variable Rate Advance or a Fixed Rate Advance. Borrower shall give the Agent irrevocable notice (a "Borrowing Notice") in form satisfactory to the Agent no later than (1) 10:00 a.m., Phoenix time 2 Business Days before the date of the Advance for each Variable Rate Advance, and (2) 10:00 a.m., Phoenix time, 3 Business Days before the date of the Advance of each Fixed Rate Advance, specifying:

                           (i) The  borrowing  date,  which  shall be a Business
                  Day, of such Advance;

                           (ii) The aggregate  amount of such Advance;  provided
                  that the amount of each Fixed Rate Advance shall be at least $2,000,000 with integral multiples of $1,000,000 in excess thereof;

                           (iii)  The  Type  of  Advance   selected;   provided,
                  however, that the aggregate number of Fixed Rate Advances outstanding at any time shall not exceed 5; and

                           (iv) In the  case of each  Fixed  Rate  Advance,  the
                  Interest Period applicable thereto.

                  (f) Conversion of Variable Rate Advances; Expiration of Interest Period. Variable Rate Advances shall continue as Variable Rate Advances unless and until such Variable Rate Advances are converted by Borrower into Fixed Rate Advances. Each Fixed Rate Advance shall continue as a Fixed Rate Advance until the end of the then applicable Interest Period therefor, at which time such Fixed Rate Advance shall be automatically converted into a Variable Rate Advance unless the Borrower shall have given to the Agent a Conversion/Continuation Notice (defined below) requesting that, at the end of such Interest Period, such Fixed Rate Advance either continue as a Fixed Rate Advance for the same or another Interest Period or be repaid. Subject to the terms of this Section, Borrower may elect from time to time to convert all or any part of an Advance of any Type to another Type or Types of Advance; provided, however, that any conversion of any Fixed Rate Advance shall be made on, and only on, the last day of the Interest Period applicable thereto, and further provided that the aggregate number of Fixed Rate Advance Interest Periods outstanding at any one time shall not exceed
         5. Borrower shall give the Agent irrevocable notice in form satisfactory to the Agent (a "Conversion/Continuation Notice") of each conversion or continuation not later than 10:00 a.m., Phoenix time, at least 2 Business Days, in the case of the conversion into a Variable Rate Advance, or 3 Business Days, in the case of a conversion into or continuation of a Fixed Rate Advance, prior to the date of the requested conversion or continuation, specifying:

                           (i) The  requested  date,  which  shall be a Business
                  Day, of such conversion or continuation;

                           (ii) The  aggregate  amount  and Type of the  Advance
                  which is to be converted or continued; provided, that the amount of Advances converted to Fixed Rate Advances shall be at least $2,000,000 with integral multiples of $1,000,000 in excess thereof; and

                           (iii) The  amount  and Types of  Advances  into which
                  such Advance is to be converted or continued and, in the case of a conversion into or continuation of a Fixed Rate Advance, the Interest Period applicable thereto.

                  (g) Maintenance of Funds. Notwithstanding any provision of the Loan Documents to the contrary, each Bank is entitled to fund and maintain its funding of all or any part of any Advance in any manner it sees fit; provided, however, that for the purposes of this Agreement, except as otherwise provided in Section 2.5, all determinations hereunder will be made as if such Bank had actually funded and maintained each Fixed Rate Advance during the Interest Period therefor through the purchase of deposits having a maturity corresponding to the last day of the Interest Period and bearing an interest rate equal to the Fixed Rate for such Interest Period.

                  (h)      Increased Costs; Capital Adequacy; Taxes.

                           (i) If the effect of any Regulatory Change will either (A) impose, modify or deem applicable any reserve, special deposit or similar requirement against Letters of Credit issued by the LC Bank under this Agreement, (B) impose on the Banks or any of them any other or similar condition regarding Letters of Credit or the Commitment hereunder, or
                  (C) impose on the Banks any other or similar condition regarding Fixed Rate Advances (other than the Eurodollar Rate Reserve Percentage) and the result of any event referred to in clauses (A), (B) or (C) of this Section 2.3(h)(i) will be to increase the cost to the Agent or any or all of the Banks of maintaining or participating in Letters of Credit or the Commitment or the cost of making Fixed Rate Advances, then, upon demand by the affected Person made through the Agent, Borrower will, within 15 days of demand, pay to such Person, from time to time as specified by or through the Agent, additional amounts which are sufficient to compensate such Person for such increased costs, together with interest on each such amount from the date demanded to the 15th day following the date of demand at the Variable Rate, and at the Default Interest Rate thereafter. The affected Person will furnish to Borrower a certificate setting forth in reasonable detail the basis for the amount of each request for compensation under this Section. Determinations by each Person of the amounts required to compensate such Person will be conclusive, absent manifest error. Each such Person will be entitled to compensation pursuant to this Section 2.3(h)(i) only for costs actually incurred. If such Person does not provide notice of such increased costs pursuant to this
                  Section 2.3(h)(i) within 90 days after the occurrence giving rise to such costs, such Person will only be entitled to compensation for costs incurred from and after the date such notice is given.

                           (ii) If any Bank reasonably determines that the application or adoption of any Regulatory Change regarding capital adequacy increases the capital required or expected to be maintained by any Bank or any entity controlling a Bank, and such increase is based upon the existence of such Bank's obligations hereunder, then, upon demand by the affected Bank or Banks made through the Agent, Borrower will pay to such Bank or Banks, from time to time as specified by or through the Agent and within 15 days of demand, additional amounts which are sufficient to compensate such Bank or Banks for such increased capital requirements, together with interest on each such amount from the date demanded to the 15th day following the date of demand at the Variable Rate, and at the Default Interest Rate thereafter. The determination of any amount to be paid by Borrower pursuant to this

                  Section will take into consideration the policies of the affected Bank or any Person controlling the affected Bank with respect to capital adequacy and will be based upon any reasonable averaging, attribution and allocation methods. The affected Bank or Banks will furnish to Borrower a certificate setting forth in reasonable detail the basis for the amount of each request for compensation pursuant to this Section. Determinations by each Bank of the amounts required to compensate such Bank will be conclusive, absent manifest error.

                           (iii) Any and all  payments  made by  Borrower  under
                  this Agreement shall be made free and clear of, and without deduction for, any and all Impositions. If Borrower shall be required by law to deduct any Imposition from or in respect of any sum payable hereunder to the Agent or any Bank, (A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.3(h)(iii)) the Agent or such Bank receives an amount equal to the sum it would have received had no such deductions been made, (B) Borrower shall make such deductions, and (C) Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law.

                           (iv) Borrower shall indemnify the Agent and each Bank
                  for, from and against the full amount of any and all Impositions paid by the Agent or any Bank or any liability (including penalties and interest) arising therefrom or with respect thereto, whether or not such Impositions were correctly or illegally asserted. This indemnification shall be made within 15 days from the date the Agent or a Bank makes written demand therefor.

                           (v) Each of the  Agent  and the  Banks  agrees to use
                  good faith effort to carry out its obligations under this Agreement in such a way as to reduce the amount of Impositions attributable to the Advances, as long as such actions would not adversely affect such Person.

                           (vi) Without prejudice to the survival of any other agreement of Borrower pursuant to this Agreement or the Loan Documents, the agreements and obligations of Borrower contained in this Section 2.3(h) shall survive the payment in full of the Obligations.

                  (i) Illegality. Notwithstanding any provision of the Loan Documents to the contrary, if the Agent notifies Borrower that as a result of a Regulatory Change it is unlawful for any of the Banks to make Advances at the Fixed Rate or to fund or maintain Fixed Rate Advances, (i) the obligations of the Banks to make Advances at the Fixed Rate, to continue Advances at a Fixed Rate, and to convert Advances to the Fixed Rate will be suspended until the circumstances causing such suspension no longer exist; and (ii) if such Regulatory Change makes the maintenance of Advances at the Fixed Rate unlawful, all Fixed Rate Advances will be converted to Variable Rate Advances and if such conversion occurs prior to the end of any applicable Interest Period, Borrower will pay all amounts required pursuant to Section 2.5. Notwithstanding any other provision of the Loan Documents, if prior to the commencement of any Interest Period, the Agent determines (A) that United States dollar deposits in the amount of any Fixed Rate Advance to be outstanding during such Interest Period are not readily available to the Banks in the London interbank market, or (B) by reason of circumstances affecting the London interbank market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate, then the Agent will promptly give notice thereof to Borrower and the obligation of the Banks to create, continue, or effect by conversion any Fixed Rate

         Advance in such amount and for such Interest Period will terminate until United States dollar deposits in such amount and for the Interest Period are again readily available in the London interbank market and adequate and reasonable means exist for ascertaining the LIBOR Rate.

                  (j) Effective Rate. Borrower agrees to pay an effective rate of interest that is the sum of (i) the interest rate provided in this Agreement and (ii) any additional rate of interest resulting from any other charges or fees paid or to be paid in connection herewith that are determined to be interest or in the nature of interest.

         2.4      Payments.

                  (a) Required Payments. Accrued and unpaid interest will be calculated as of the first day of each Calendar Month, and shall be due and payable monthly by Borrower to the Agent, as agent for and on behalf of the Banks, in arrears within 5 days after the Agent gives notice to Borrower of the interest due (which notice may be given telephonically to the chief financial officer or treasurer of Borrower, by facsimile or in writing). If any such interest payment is not made within the 5-day period, in addition to any other rights or remedies available to the Agent or the Banks, Borrower hereby irrevocably authorizes and directs the Agent at its absolute and sole discretion to
         (i) cause an Advance to be made to pay any such  interest  payment;  or
         (ii) withdraw from any deposit account of Borrower maintained at the Agent amounts sufficient to make such interest payment. Payments of principal will be due as provided in the Loan Documents, including, without limitation, Sections 2.4(c), 2.8, and 2.9.

                  (b) Making Payments. Borrower will make each payment hereunder and under the Notes, whether on account of principal, interest, fees or otherwise, without set-off or counterclaim, not later than 11:00 a.m. (Phoenix, Arizona time) on the day when due, and in each case such payments will be in U.S. dollars to the Agent and will be made by wiring such funds to the Agent as follows: Bank One, Arizona, NA, Phoenix, Arizona, Department AZ1-1328, Account No. 1548- 1011, Account 846-8492, ABA No. 1221-0002-4 (referencing Lot number(s), Approved Subdivision(s), A&D Lot number(s) and A&D Project(s) in the case of payments made pursuant to Section 2.4(c)), or according to such other wiring instructions as may be given to Borrower by the Agent from time to time. Payments received after the required time on a Business Day will be deemed to have been received on the next succeeding Business Day and will bear interest accordingly.

                  (c) Payment of Net Sales Proceeds. Within 1 Business Day following the closing of a sale of a Unit, within 1 Business Day following the closing of a Bulk Sale of Finished Lots, or within 1 Business Day following the closing of any other transaction in which Borrower is required to pay a release price to the Agent pursuant to
         Section 2.8, Borrower will pay or cause to be paid to the Agent, as agent for and on behalf of the Banks, for application pursuant to
         Section 2.4(d), the amount required pursuant to Section 2.8. If any Net Sales Proceeds or other amounts payable to the Agent pursuant to
         Section 2.8 are held by any Title Company, escrow agent, or any other Person, Borrower will direct such Title Company, escrow agent and other Persons to pay all such amounts directly to the Agent, as agent for and on behalf of the Banks, and to take all other action required by the Agent to cause such amounts to be paid to the Agent, as agent for and on behalf of the Banks. If Borrower collects or receives any such amounts, Borrower will forthwith, upon receipt, transmit and deliver to the Agent, as agent for and on behalf of the Banks, in the form received, all cash, checks, drafts, chattel paper, and other instruments or writings for the payment of money (endorsed without recourse, where required, so that such items may be collected by the Agent). Any such items which may be so received by Borrower will not be commingled with any other of Borrower's funds or property, but will be held separate and apart from Borrower's own funds or property and upon express trust for the Agent until delivery is made to the Agent.

                  (d) Application of Payments. Payments will be applied by the Agent to principal, interest, and Other Amounts in the manner specified in Section 11.11(b); provided, however, that prior to the occurrence of an Event of Default, amounts paid to the Agent pursuant to Section 2.4(c) will be applied by the Agent to the principal amount of outstanding Advances prior to application to interest and Other Amounts.

                  (e) Business Days. Whenever any payment hereunder or under the Notes is due on a day other than a Business Day, such payment will be made on the next succeeding Business Day, and such extension of time will in such case be included in the computation of interest or fees, as the case may be.

                  (f) Late Charges. If any payment of interest, principal, or Other Amount required pursuant to any provision of this Agreement is not received by the Agent within 15 days after its due date, then, in addition to the other rights and remedies of the Agent or the Banks, a late charge of 4% of the amount due and unpaid will be charged to Borrower without notice to Borrower. Such late charge will be immediately due and payable and is in addition to any other costs, fees, and expenses that Borrower may owe as a result of such late payment.

                  (g) Payment at Maturity. On the Maturity Date, Borrower will pay to the Agent, as agent for and on behalf of the Banks, the unpaid principal, all accrued and unpaid interest, and all Other Amounts that are due and unpaid.

         2.5      Prepayments.

                  (a) Prepayments; Breakage. Except as to payments made under this Section with respect to payment or conversion of a Fixed Rate Advance on a day other than the last Business Day in the Interest Period for such Fixed Rate Advance, Borrower may prepay the outstanding principal balance hereof in whole or in part at any time prior to the Maturity Date without penalty or premium (and any such prepayment will be applied to Variable Rate Advances, to the extent of such Variable Rate Advances before applying such prepayments to Fixed Rate Advances); provided, however, that, in any case, if any payment of all or any portion of a Fixed Rate Advance is made other than on the last day of the Interest Period for such Fixed Rate Advance for any reason (including, without limitation, any optional or required prepayment and any acceleration of the Maturity Date) then, anything in the Loan Documents to the contrary notwithstanding, Borrower will pay to the Agent (for the benefit of the Bank(s) entitled to such payment) within 15 days of written demand by the Agent the greater of (i) a Breakage Fee computed as provided in Section 2.5(b) or (ii) the actual amount of any loss, cost or expense incurred by such Bank(s) resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Fixed Rate Advance. Borrower agrees to also make a payment under the immediately preceding sentence upon each conversion of a Fixed Rate Advance to a Variable Rate Advance on a date other than the last Business Day of the Interest Period for such Fixed Rate Advance, to be determined as if the amount so converted had been prepaid on the date of conversion. The obligations of Borrower and the rights of the Agent and the Banks under this Section will survive payment and performance of the
         Obligations   and  will  remain  in  full  force  and  effect   without
         termination. The Agent will furnish to Borrower a certificate setting forth in reasonable detail the basis for the amount of each request by the Agent for payment under this Section. The determination by the Agent of amounts due under this Section will be conclusive, absent manifest error.

                 (b) Fee. As used in this Section 2.5:

                           (i) "Breakage  Fee", for a particular  Bank,  means a
                  prepayment premium, if any, equal to the product of (A) the Average Lost Monthly Interest Income and (B) the number of months from the date of prepayment to the Interest Period termination date (with any fraction of a month counted as a month), discounted to present value at the Discount Rate over a period equal to one-half of the number of months in clause
                  (B) of this subsection (i).

                           (ii) "Average Lost Monthly Interest Income" means the
                  amount determined by dividing (A) the product of the Average Principal and the Lost Rate by (B) 12.

                           (iii) "Average  Principal"  means the amount equal to
                  either (A) one-half the sum of (1) the Pro Rata Interest of a Bank in the amount of principal being prepaid and (2) the Pro Rata Interest of such Bank in the amount of principal that is scheduled to be due on the Interest Period termination date ("Balloon Amount"), or (B) the Pro Rata Interest of such Bank in the amount of principal being prepaid, if such amount is less than the Balloon Amount.

                           (iv) "Lost  Rate"  means the rate per annum  equal to
                  the percentage, if any, by which (A) the yield to maturity of United States Treasury debt obligations having a maturity date nearest to the Interest Period Termination Date ("Treasury Obligations") determined as of the first day of the respective Interest Period exceeds (B) the yield to maturity of Treasury Obligations determined on the date of prepayment.

                           (v) "Discount Rate" means the rate per annum equal to
                  the yield to maturity of Treasury Obligations determined on the date of prepayment.

         The maturity date and yield to maturity of Treasury Obligations shall be determined by BOAZ, in its absolute and sole discretion, on the basis of quotations published in The Wall Street Journal or other comparable sources. An example of the computation of the Breakage Fee is set forth on Exhibit B.

         2.6 Fees. As additional consideration for the Commitment, Borrower agrees to pay the following fees to the Agent for the benefit of the Banks (which amounts shall be disbursed by the Agent to the Banks promptly upon receipt thereof as more particularly provided in Section 11.4), which fees are earned by the Banks on the date due under the Loan Documents, are non-refundable to Borrower, and, in the case of payments with respect to the fees described in subsections (a), (b), and (c), shall be calculated on a pro rata basis for the period to which such payment relates, for actual days elapsed (or to elapse) during such period on the basis of a 360-day year and shall be paid by Borrower to the Agent, on behalf of the

Banks, within 5 days after the Agent gives notice to Borrower of the amount of fees due (which notice may be given telephonically to the chief financial officer or treasurer of Borrower, by facsimile or in writing):

                  (a) Commitment Fee. A quarterly "commitment fee", payable quarterly in advance, calculated as of the first day of each January, April, July, and October prior to the Maturity Date, equal to a percentage of the Commitment Amount as of the first day of each fiscal quarter of Borrower, with such percentage to be (i) 1 % per annum through June 30, 1997; and (ii) the per annum percentage determined pursuant to the Matrix and this Section as of each July 1, October 1, January 1, and April 1 thereafter (each also a "Repricing Date"). As of the first Repricing Date after the date of this Agreement and continuing on each subsequent Repricing Date, the commitment fee will be "re-priced" for the quarter commencing on the Repricing Date at the Level set forth in the Matrix corresponding to the results of the Debt to Tangible Worth, Available Liquidity, and Interest Coverage computations determined for the Test Date as indicated in the following table:


               REPRICING DATE                      TEST DATE
               --------------                      ---------
               January 1                           Prior September 30
               April 1                             Prior December 31
               July 1                              Prior March 31
               October 1                           Prior June 30

         Even though the financial reports necessary to calculate the financial tests in the Matrix may not be available until after Repricing Dates occurring on January 1, any re-pricing on such Repricing Dates will be effective as of January 1, even though the computations may not have been completed by January 1. However, Borrower will pay the quarterly commitment fee for the quarter commencing on January 1 based on the pricing in effect for the prior quarter and, upon determination of the appropriate commitment fee pricing for the fiscal quarter beginning on such January 1, Borrower will, within 15 days of such determination, pay any shortfall to the Agent; provided, however, that if Borrower has paid more than the re-priced commitment fee amount, the Agent will credit the excess against future installments on account of the commitment fee. In order to qualify for a reduction in commitment fee pricing, all three of the Debt to Tangible Net Worth, Available Liquidity, and Interest Coverage tests for the appropriate level of pricing must be met as of the relevant Test Date. Commitment fee pricing shall be increased, as of the next Repricing Date, if any of the Debt to Tangible Net Worth, Available Liquidity, and Interest Coverage tests are not met, with the pricing to increase to the pricing level in the Matrix for which all of the three tests are met. Commitment fee installments are fully earned as the installments fall due.

                  (b) Unused Commitment Fee. An "unused commitment fee" based on an annual rate of 0.25%, but calculated on a quarterly basis in arrears as of the first day of each January, April, July, and October and on the Maturity Date or the date upon which the Commitment is terminated or expires, such unused commitment fee to be payable quarterly. For each quarter (or portion thereof), the unused commitment fee is equal to (i) the Commitment Amount as in effect at the beginning of such quarter; minus (ii) the Average Quarterly Outstanding for such quarter (or portion thereof) with respect to which the unused commitment fee is being computed; with (iii) the resulting number being multiplied by
         0.000625 (that is, one-quarter of the annual unused commitment fee rate). As used herein, "Average Quarterly Outstanding" means the sum of the Outstanding Borrowings on each day during the quarter (or portion thereof) with respect to which the unused commitment fee is being computed, divided by the number of days in that quarter (or portion thereof). If the unused commitment fee is being computed for less than a full quarter, the percentage used in clause (c) above will be computed on a daily basis for the number of days for which the fee is being computed.

                  (c) Letter of Credit Fees. In the case of each outstanding Letter of Credit, the Letter of Credit Fee therefor, in quarterly installments in advance, calculated as of the issuance date of the Letter of Credit and as of the first day of each January, April, July and October after the issuance date (which installment shall be a pro rata portion of the annual Letter of Credit Fee for the 3-month period in which such payment date occurs); provided, however, that if the issuance date is a date other than the first day of January, April, July or October, then the first quarterly installment of the Letter of Credit Fee shall be payable in arrears, following the first day of January, April, July, or October, as applicable, next following the Issuance Date. Such initial installment shall be a pro rata portion of the Letter of Credit Fee for the period commencing on the issuance date and ending on the day preceding such payment date. As used herein, "Letter of Credit Fee" means the greater of (i) 1.25% per annum of the face amount of the Letter of Credit, or (ii) $375 per annum.

                  (d) Syndication Fees, Administrative Fees and Letter of Credit Issuance Fees. Borrower agrees to pay such syndication, administration, and letter of credit issuance fees to BOAZ as may separately be agreed upon between Borrower and BOAZ. Upon resignation or removal of an Agent, the Agent shall thereupon disclose to the Banks the arrangement with respect to the payment by Borrower of syndication and administration fees that the Agent then has with the Borrower.

                  (e)      Costs and Expenses.

                           (i) Costs and Expenses--Generally. Borrower agrees to
                  pay on demand all reasonable costs, expenses, and fees of the Agent (including, without limitation, reasonable fees and expenses for outside attorneys, consultants and other professional advisers, paralegals, document clerks and specialists, the allocated costs of in-house legal counsel and other staff, and costs and expenses of market studies, absorption studies, appraisals, appraisal review, title review, title insurance, surveys, environmental assessments, environmental testing, environmental cleanup, other inspection, processing, title, filing, and recording costs, expenses, and fees):

                                     (A)   In   the   negotiation,    execution,
                           delivery, administration and modification of the Loan Documents, including this Agreement;

                                     (B) In inspecting the Eligible Collateral;

                                     (C) In the  syndication of the Loan and the
                           sale, assignment and transfer of Pro Rata Interests in the Commitment; and

                                     (D)  Otherwise  in  relation  to  the  Loan
                           Documents.

                           (ii) Costs and Expenses--After  Default. In addition,
                  after the occurrence and during the continuation of an Event of Default, Borrower agrees to pay on demand all costs, expenses, and fees of the Agent and the Banks (including, without limitation, fees and expenses for attorneys, consultants and other professional advisors, paralegals, documents clerks and specialists, the allocated costs of in-house legal counsel and other staff, and costs and expenses of market studies, absorption studies, appraisals, appraisal review, title review, title insurance, surveys, environmental assessments, environmental testing, environmental clean-up, and other inspection, processing, title, filing and recording costs, expenses, and fees):

                                     (A) In  enforcement  of the Loan  Documents
                           and exercise of the rights and remedies of the Agent and the Banks;

                                     (B) In defense of the  legality,  validity,
                           binding nature, and enforceability of the Loan Documents and the perfection and priority of the Liens and Encumbrances granted in the Loan Documents;

                                     (C)  In  gaining  possession  of,  holding,
                           repairing, maintaining, preserving, and protecting any Collateral;

                                     (D) In selling or  otherwise  disposing  of
                           the Collateral;

                                     (E)  Otherwise  in  relation  to  the  Loan
                           Documents, the Collateral, or the rights and remedies of the Agent and the Banks under the Loan Documents or relating to the Collateral after the occurrence and during the continuation of an Event of Default; and

                                     (F) In preparing for the foregoing, whether
                           or not any legal proceeding is brought or other action is taken.

                  Such costs, expenses, and fees will include, without limitation, all such costs, expenses, and fees incurred in connection with any court proceedings (whether at the trial or appellate level).

                           (iii) Certain  Other Fees.  The costs and expenses of
                  the Banks, other than the Bank serving as Agent, in connection with the negotiation and execution of this Agreement and the other Loan Documents being executed contemporaneously with this Agreement shall be paid by Borrower.

                  (f) Failure to Pay. If any costs, expenses and fees from time to time due under the Loan Documents are not paid when due (or if no time is specified, then within 5 days after demand by the Agent), Borrower agrees to pay interest on such costs, expenses, and fees at the Default Interest Rate from the date incurred until paid in full. In addition, if such costs, expenses and fees are not paid when due (or within such 5-day period, if applicable), the Agent shall, to the extent that such Advance will not cause the Available Commitment to be exceeded, cause an Advance to be made to pay such costs, expenses and fees, whether or not such Advance has been requested by Borrower and whether or not the conditions precedent to an Advance have been satisfied. If an Advance is made pursuant to the immediately preceding sentence, such costs, expenses and fees shall be included in such Advance and shall accrue interest at the rates from time to time applicable pursuant to this Agreement.

         2.7 Security. Payment of the Notes, all indebtedness and liabilities of Borrower to the Agent and the Banks, and performance of all Obligations, due or to become due, under this Agreement and the other Loan Documents shall be secured by the following:

                  (a) The Deeds of Trust;

                  (b) The Cash Collateral Agreement; and

                  (c) Such other assignments and security interests as may be required or granted pursuant to the terms of the Loan Documents.

         2.8      Releases of Collateral.

                  (a) Releases of Units and A&D Projects. Borrower may request releases of Land Projects, Development Projects, Finished Lots and Units from the lien and encumbrance of a Deed of Trust from time to time; provided, however, the Agent has no obligation to release any Land Project, Development Project, Finished Lot or Unit unless each of the following conditions precedent is satisfied:

                           (i)      Generally.

                                     (A) Notification to the Agent.  Borrower or
                           the closing agent handling the sale will have notified the Agent in writing of the requested release;

                                     (B) Remargining Payments Required. Borrower
                           will have made all payments required to be made pursuant to Section 2.9 after giving effect to such Release;

                                     (C)  No  Default.  Except  in the  case  of
                           releases of Units under Section 2.8(a)(ii), no Event of Default and no Unmatured Event of Default shall have occurred and be continuing;

                                     (D)  Endorsements.  Borrower  shall provide
                           the Agent with such endorsements to the Title Policy as the Agent may reasonably request in connection with each release;

                                     (E) Processing/Release Fees. Borrower shall
                           pay the standard processing/release fees of the Agent and the trustee under the Deed of Trust, in connection with such release; and

                                     (F) Escrow Arrangements. Each release shall
                           be made by the Agent on behalf of the Banks by delivery of the release documents to a title company or other escrow agent satisfactory to the Agent on such conditions as shall assure the

                           Agent that all  conditions  precedent to such release
                           have   been   satisfied   and  that  the   applicable
                           transaction will be completed.

                           (ii)     Releases of Units.

                                    (A)  Releases  in  the  Ordinary  Course  of
                           Business. With respect to any release of Units, the requested release is for the purpose of sale in the ordinary course of Borrower's business pursuant to a Purchase Contract;

                                    (B) Payment of Release Price.  Borrower will
                           have paid to the Agent, as agent for and on behalf of the Banks, the greater of (1) the Unit Collateral Value for the Unit, as reflected in the most recent Borrowing Base Report or (2) the Net Sales Proceeds; provided, however, that if a Funding Procedure Change Event (as defined in Section 11.3(c)(ii) has occurred, then so long as the provisions of Section 11.10(c) remain in effect, the release price will be the Unit Collateral Value for the Unit; and

                                     (C) Restrictions on Release of Model Units.
                           Any release of a Model Unit (other than pursuant to Section 2.8(a)(iv)) is subject to Section 7.3(i).

                           (iii)    Releases of Finished Lots.

                                     (A) Releases for Bulk Sale. With respect to
                           any release of Finished Lots, the requested release is for the purpose of a Bulk Sale of Finished Lots; and

                                    (B) Payment of Release Price.  In connection
                           with a Bulk Sale of Finished Lots, Borrower will have paid to the Agent, as agent for and on behalf of the Banks, a release price equal to the greater of (1) the aggregate Maximum Allowed Advance for the Finished Lots to be released multiplied by either (I) 135%, if the Bulk Sale of Finished Lots is of 150 or more Finished Lots, or by (II) 125%, if the Bulk Sale of Finished Lots is of fewer than 150 Finished Lots, or (2) the Net Sales Proceeds; provided, however, that if a Funding Procedure Change Event (as defined in Section 11.3(c)(ii) has occurred, then so long as the provisions of Section 11.10(c) remain in effect, the release price will be the amount determined pursuant to clause (1) above.

                           (iv) Releases of Model Units for Sale and Leaseback Transactions.

                                    (A)   Releases   for  Sale   and   Leaseback
                           Transactions. With respect to the release of Model Units for the purpose of selling the Model Unit in a Sale and Leaseback Transaction, the Agent, in its sole and absolute discretion, will have approved the terms of the lease, with such lease to provide, among other things, that (1) Borrower is entitled to use the Model Unit as a Model Unit in accordance with the requirements of Section 7.3(i), including the time period specified in that Section; (2) copies of all notices to Borrower, as tenant under such lease, will be given concurrently to the Agent; (3) the Agent, acting for the Banks, will have the right to cure any default by Borrower under such lease within an additional 30 days following the default and expiration of any cure period available to Borrower under the lease, so long as such Model Unit is being used as a Model Unit in connection with Eligible Collateral; (4) if Borrower defaults under the lease and that default is not curable, the lessor will not terminate the lease if the Agent, acting for the Banks, pays all monetary obligations under the lease as they become due and proceeds to foreclose on Borrower's interest in the lease, with the Agent being entitled to take possession of the Model Unit in such circumstances and to acquire the leasehold interest of Borrower in the Model Unit through foreclosure or by deed in lieu of foreclosure and with the lease to continue thereafter for the remaining lease term; (5) if the Agent acquires the leasehold interest of Borrower in the Model Unit, the Agent may transfer the leasehold interest without the consent of the lessor; (6) if for any reason, the existing lease is terminated or avoided prior to expiration of its term, the lessor will grant a new lease to the Agent for the remainder of the term of the terminated or avoided lease, at the same rent and on the same terms and conditions as the terminated or avoided lease; and (7) if the Agent takes possession of the leasehold interest in the Model Unit, the Agent will only be liable for the obligations under the lease during the period that the Agent is in possession of the leasehold;

                                    (B)  Deed  of  Trust   and   Title   Policy.
                           Concurrently with the release of the Model Unit, the Agent, as agent for and on behalf of the Banks, shall have received as Collateral a first lien Deed of Trust encumbering the leasehold interest of Borrower in the Model Unit and a Title Policy insuring the first lien position of the Deed of Trust on the leasehold interest, subject only to Permitted Exceptions;

                                    (C) Payment of Release Price.  Borrower will
                           have paid to the Agent, as agent for and on behalf of the Banks, a release price equal to the greater of
                           (1) the Maximum Allowed Advance for the Model Unit, as reflected in the most recent Borrowing Base Report or (2) the Net Sales Proceeds; provided, however, that if a Funding Procedure Change Event (as defined in Section 11.3(c)(ii) has occurred, then so long as the provisions of Section 11.10(c) remain in effect, the release price will be the amount determined pursuant to clause (1) above; and

                                    (D) Compliance with Model Unit Requirements.
                           The released Model Unit will continue to be used as a Model Unit in compliance with Section 7.3(i), with the request by Borrower for a release pursuant to this Section 2.8(a)(iv) being deemed to constitute a covenant by Borrower to so use such Model Unit.

                           (v) Releases of Land Projects or Development Projects. Borrower will have paid to the Agent, as agent for and on behalf of the Banks, the greater of (A) the Maximum Allowed Advance for the Land Project or Development Project to be released multiplied by either (1) 135%, if the release is of a Land Project or Development Project of 150 or more proposed Lots, or by (2) 125%, if the release is of a Land Project or Development Project of fewer than 150 proposed Lots, or (B) the Net Sales Proceeds; provided, however, that if a Funding Procedure Change Event (as defined in Section 11.3(c)(ii) has occurred, then so long as the provisions of
                  Section 11.10(c) remain in effect, the release price will be the amount determined pursuant to clause (A) above.

                  (b) Releases for Dedications and Similar Purposes. Upon written request of Borrower and so long as no Event of Default or Unmatured Event of Default has occurred and is continuing and provided the Agent shall have approved the request, in the Agent's reasonable discretion, Borrower may release from the lien and encumbrance of a Deed of Trust such portions of the Collateral as Borrower (i) is required to convey to a Governmental Authority or a bona fide public utility in connection with the development of an A&D Project (such as roads, drainage easements, and utility easements) and for which Borrower receives no monetary compensation; or (ii) proposes to convey to a homeowners' association or similar Person in connection with the development of an A&D Project (such as common areas) and for which Borrower receives no monetary compensation. Releases that satisfy the requirements of this Section do not require the payment of any release price.


                  (c) Adjustment to Borrowing Base. Any Collateral released shall no longer be Eligible Collateral and the Collateral Value of Eligible Collateral shall be immediately and automatically adjusted to reflect such release. Even though an item of Collateral is not included as Eligible Collateral, all conditions precedent to release will continue to apply (including payment of any required sale proceeds and release prices).

         2.9 Remargining; Principal Payments. Anything in the Loan Documents to the contrary notwithstanding, the total of Outstanding Borrowings may not at any time exceed the Available Commitment, and Borrower shall not be entitled to any Advances or the issuance of any Letters of Credit if the effect thereof would be to cause the Outstanding Borrowings to exceed the Available Commitment. If for any reason at any time the total of Outstanding Borrowings exceeds the Available Commitment (including, without limitation, by reason of Commitment Amount reductions, changes in Unit Appraised Values or A&D Project Appraised Values, adjustments to the Borrowing Base or Collateral Value, or otherwise), Borrower will make a principal payment to the Agent, as agent for and on behalf of the Banks, in an amount equal to such excess amount. Each payment pursuant to this
Section 2.9 will be due no later than 11:00 a.m. (Phoenix, Arizona time) on the 1st Business Day after the day upon which the Agent notifies Borrower (which notice may be given telephonically to the chief financial officer or treasurer of Borrower, by facsimile or in writing) that such payment is required.


                                    ARTICLE 3
                                LETTERS OF CREDIT

         3.1 Issuance of Letters of Credit. Subject to the terms and conditions of this Agreement and the Letter of Credit Agreements and subject to the policies, procedures, and requirements of the LC Bank in effect from time to time for issuance of Letters of Credit (including, without limitation, payment of letter of credit issuance fees), and so long as no Event of Default or Unmatured Event of Default has occurred and is continuing, the LC Bank agrees to issue, from time to time on or before the Maturity Date, Letters of Credit upon request by and for the account of Borrower, to be issued to Government Authorities in connection with the development of Lots and the construction of A&D Projects or to be issued to Persons in connection with the normal and customary business operations of Borrower; provided that as to each requested Letter of Credit Borrower has delivered to the Agent a completed and executed Letter of Credit Agreement, and provided further that (a) all Letters of Credit will expire on the earlier of (i) 1 year from the date of issuance (unless Borrower requests a shorter period); or (ii) the Maturity Date; (b) no Letter of Credit will have any "evergreen" or similar provisions requiring renewal thereof; (c) the Letters of Credit will constitute standby letters of credit issued in connection with Borrower's residential development and homebuilding operations; and (d) the aggregate stated amount of all Letters of Credit and Reimbursement Amounts will not exceed $5,000,000. Each reference in this Agreement to "issue" or "issuance" or other forms of such words in relation to Letters of Credit will also include any extension or renewal of a Letter of Credit. Letters of Credit will only be issued, from time to time, to the extent that the Available Commitment exceeds the amount of Outstanding Borrowings.

         3.2 Issuance Procedures. To obtain a Letter of Credit, Borrower must complete and execute a Letter of Credit Agreement and submit it to the Agent. Upon receipt of a completed and executed Letter of Credit Agreement and a determination by the Agent that Borrower has met the requirements in this Agreement for issuance of a Letter of Credit, the Agent will deliver the Letter of Credit Agreement to the LC Bank and the LC Bank will process the application in accordance with the policies, procedures, and requirements of the LC Bank then in effect. If the application meets the requirements of the LC Bank and is within the policies of the LC Bank then in effect, the Agent will obtain the requested Letter of Credit from the LC Bank and deliver the Letter of Credit to Borrower.

         3.3 Collateralization of Letters of Credit. Upon demand by the LC Bank in its absolute and sole discretion after the occurrence of an Event of Default, and regardless of whether the conditions precedent in this Agreement for Advances have been satisfied, the Agent will cause an Advance to be made in the undrawn amount of all Letters of Credit. The proceeds of any such Advance will be pledged to and held by the Agent pursuant to the Cash Collateral Agreement as security for any amounts that become payable under the Letters of Credit. Upon any draws under Letters of Credit and upon demand by the LC Bank, the Agent will apply any such amounts in the Cash Collateral Account to the payment of Reimbursement Amounts and upon the expiration of the Letters of Credit any remaining amounts in the Cash Collateral Account will be applied to the repayment of outstanding Advances or if the outstanding Advances have been paid in full, such proceeds will be released to Borrower. In the alternative, if demanded by the LC Bank in its absolute and sole discretion after the occurrence of an Event of Default, Borrower will deposit in the Cash Collateral Account and pledge to the Agent, as agent for and on behalf of the Banks, cash in an amount equal to the amount of all undrawn Letters of Credit. Such amounts will be pledged to and held by the Agent pursuant to the Cash Collateral Agreement as security for any amounts that become payable under the Letters of Credit. Upon any draws under Letters of Credit, upon demand by the LC Bank, the Agent will apply any such amounts in the Cash Collateral Account to the repayment of Reimbursement Amounts and upon the expiration of the Letters of Credit any remaining amounts in the Cash Collateral Account will be applied to the repayment of outstanding Advances or if the outstanding Advances have been paid in full, such proceeds will be released to Borrower.

         3.4 Reimbursement for Payment of Drafts Drawn or Drawn and Accepted Under Letters of Credit. The obligation of Borrower to reimburse the LC Bank for payment by the LC Bank of drafts drawn or drawn and accepted under a Letter of Credit is as provided in the respective Letter of Credit Agreement and in this Section. The Agent will notify Borrower of payment by the LC Bank of a draft drawn or drawn and accepted under a Letter of Credit and of the respective Reimbursement Amount and, so long as all conditions precedent to Advances have been satisfied, Borrower will either request an Advance subject to the terms and conditions of this Agreement or request application of funds in the Cash
Collateral Account (only to the extent of moneys held in such account that are specifically allocated to payment of Reimbursement Amounts arising from such Letter of Credit) and the Agent will apply the proceeds of the Advance (or Cash Collateral Account, as applicable) to pay the Reimbursement Amount. If Borrower does not request such Advance within 1 Business Day after notification by the LC Bank of payment of the draft or acceptance, the Agent, upon request by the LC Bank in the LC Bank's absolute and sole discretion and without notice to Borrower and regardless of whether the terms and conditions in this Agreement for Advances are satisfied, will make an Advance under this Agreement in the amount of the Reimbursement Amount and accrued interest thereon and the LC Bank will apply the proceeds of such Advance to pay the Reimbursement Amount and accrued interest.

         3.5 Reimbursement Obligations. Borrower's Reimbursement Obligations are absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which Borrower may have or have had against the LC Bank or any beneficiary of the Letter of Credit, including any defense based upon (a) the occurrence of any Event of Default or Unmatured Event of Default, (b) the fact that any draft, demand, certificate or other document presented under the Letter of Credit is proven to be forged, fraudulent, invalid or insufficient, (c) the failure of any payment by the LC Bank to conform to the terms of the Letter of Credit (if, in the LC Bank's good faith opinion, such payment is determined to be appropriate), (d) any non-application or misapplication by the beneficiary of the Letter of Credit of the proceeds of such payment, or (e) the legality, validity, form, regularity or enforceability of the Letter of Credit; provided, however, that nothing herein will adversely affect the right of Borrower to commence a proceeding against the LC Bank for any wrongful payment under a Letter of Credit made by the LC Bank as the result of acts or omissions constituting gross negligence or willful misconduct on the part of the LC Bank.

         3.6 Nature of Reimbursement Obligations. Borrower assumes all risks of the acts, omissions, or misuse of any Letter of Credit by the beneficiary thereof. Neither the Agent, the LC Bank nor any of the Banks (except to the extent of their own gross negligence or willful misconduct) will be responsible for (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the issuance of any Letter of Credit, even if such document should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason; (c) failure of any beneficiary of any Letter of Credit to comply fully with the conditions required in order to demand payment under a Letter of Credit; (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or (e) any loss or delay in the transmission or otherwise of any document or draft required by or from a beneficiary in order to make a disbursement under a Letter of Credit or the proceeds thereof. None of the foregoing will affect, impair or prevent the vesting of any of the rights or powers granted to the Agent, the LC Bank or the Banks hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any act taken or omitted to be taken by the Agent, the LC Bank or the Banks in good faith will be binding on Borrower and will not put the Agent, the LC Bank or the Banks under any resulting liability to Borrower.

         3.7 LC Bank Reporting Requirements. Each LC Bank shall, no later than the 10th day following the last day of each month, provide to the Agent a schedule of the Letters of Credit issued by it, in form and substance reasonably satisfactory to the Agent, showing the issuance date, account party, original face amount, amount (if any) paid thereunder, expiration date and the reference number of each Letter of Credit outstanding at any time during such month and the aggregate amount (if any) payable by Borrower to such LC Bank during the month pursuant to Section 3.3. Copies of such reports shall be provided promptly to each Bank and Borrower by the Agent.

                                    ARTICLE 4
                                 BORROWING BASE

         4.1 Determination of Eligible Collateral/Borrowing Base. Eligible Collateral in the Borrowing Base will be determined by the Agent from time to time as set forth in this Article 4.

         4.2      Unit Term Limits.

                  (a) Presold Units. Each Presold Unit may be included in Eligible Collateral for not more than 12 Calendar Months from the Unit Eligibility Date for such Unit, subject, however, to the provisions of
         Section 4.2(e) and Section 4.2(f). A Presold Unit no longer subject to a Purchase Contract will be deemed to be a Spec Unit as of the date the Unit is no longer subject to a Purchase Contract; subject, however, to the provisions of Section 4.2(d). A Unit will not be considered to be a Presold Unit unless and until a final public report (if a public report is required by applicable Requirements) has been obtained by Borrower and delivered to the purchaser of such Unit and all cancellation periods in favor of such purchaser with respect to such public report have expired; provided, however, that with respect to Units in Arizona, any such Unit may be included in Eligible Collateral as a Presold Unit if it is subject to a Purchase Contract executed prior to issuance of a final public report, if such sale is authorized pursuant to a Special Order of Exemption issued by the Arizona Commissioner of Real Estate pursuant to ARS Section 32-2181.01, permitting conditional sales of Units in that Subdivision prior to issuance of a final public report, but any such Unit is only entitled to be included in Eligible Collateral as a Presold Unit so long as such Special Order of Exemption is in effect, unless prior to expiration of the Special Order of Exemption, a final public report is issued. Once a final public report is issued, any such Unit may remain in Eligible Collateral as a Presold Unit only if the purchaser does not cancel the Purchase Agreement within any applicable cancellation period.

                  (b) Spec Units. Each Spec Unit may be included in Eligible Collateral for not more than 12 Calendar Months from the Unit Eligibility Date for such Unit. In no event may a Spec Unit be included in Eligible Collateral for more than 12 Calendar Months from the original Unit Eligibility Date for such Unit.

                  (c) Model Units. Each Model Unit may be included in Eligible Collateral for not more than 36 Calendar Months from the Unit Eligibility Date for such Unit, except that if, at the end of the 36-Calendar Month period, Borrower is still using the Unit as a Model Unit for a subsequent phase of the same development and if Borrower certifies to the Agent that such Unit continues to be actively used as a Model Unit (such certification to be included in each Collateral Inventory Report), then so long as the Unit is being so used as a Model Unit, the Unit may be included as a Model Unit in Eligible Collateral for a period approved by the Agent. Any other provision of this Agreement to the contrary notwithstanding, a Model Unit released pursuant to Section 2.8(a)(iv) will no longer constitute Eligible Collateral.

                  (d) Conversion of Presold Units. If a Presold Unit is reclassified as a Spec Unit, such Spec Unit may be included in Eligible Collateral for not more than 12 Calendar Months from the Unit's original Unit Eligibility Date as a Unit and, on reclassification, such Spec Unit will be subject to a Reclassification Adjustment; provided; however, that no such Spec Unit will be entitled to be included in Eligible Collateral if the effect of inclusion would be to cause the limitations of Section 4.5(a) to be exceeded.

                  (e) Conversion of Spec Units. If a Spec Unit is reclassified as a Presold Unit (by reason of the execution and delivery of a Purchase Contract), such Unit may be included in Eligible Collateral as a Presold Unit for not more than 12 Calendar Months from the original Unit Eligibility Date of such Unit as a Spec Unit and, on reclassification, such Presold Unit will be subject to a Reclassification Adjustment.

                  (f) Conversion of Model Units. If a Model Unit is reclassified as a Presold Unit (by reason of the execution and delivery of a Purchase Contract) while there is at least 90 days remaining in the eligibility period for such Model Unit as a Model Unit, such Unit may be included in Eligible Collateral as a Presold Unit for not more than 90 days after reclassification as a Presold Unit; provided, however, that the Maximum Allowed Advance for such Presold Unit shall continue to be determined as if the Presold Unit were a Model Unit. Model Units reclassified as Spec Units will not constitute Eligible Collateral.

                  (g) Unit Ineligibility. Units that are sold, that have been included as Eligible Collateral for the maximum term determined in accordance with the provisions of this Section 4.2, or that are otherwise not eligible to be Eligible Collateral pursuant to any provision of this Agreement will no longer be Eligible Collateral upon sale and release in compliance with the provisions of this Agreement, upon expiration of such term, or upon such Units becoming ineligible, as the case may be. However, a Unit that is no longer Eligible Collateral because of expiration of the term during which such Unit was entitled to be Eligible Collateral or because of its becoming ineligible pursuant to any provision of this Agreement will nevertheless remain part of the Collateral until released as permitted by this Agreement.

         4.3      A&D Project Term Limits.

                  (a) Failure to Commence Construction. Any Land Project where 90 days have lapsed since the A&D Eligibility Date for that Land Project without such Land Project qualifying as a Development Project may no longer be included as Eligible Collateral; provided, however, that with respect to the Villages-Hidalgo project and the Villages-Del Lago project, those projects are entitled to remain in Eligible Collateral as Land Projects through August 31, 1997.

                  (b) Failure to Complete Construction. A Development Project shall no longer be included as Eligible Collateral where (i) 30 days have elapsed since the A&D Eligibility Date for the Development Project without work on the Off-Site Improvements having commenced (with construction only being deemed to have commenced upon completion of staking and rough grading for the Off-Site Improvements); (ii) in the case of Development Projects located in the State of Arizona, 12 Calendar Months have lapsed since the A&D Eligibility Date for the Development Project, without completion of construction of the Off-Site Improvements; or (iii) in the case of Development Projects located in the State of California, 15 Calendar Months have lapsed since the A&D Eligibility Date for the Development Project, without completion of construction of the Off- Site Improvements.

                  (c) Term Limitations with respect to Finished Lots; Take-Down Requirements. A Finished Lot Project (and the Finished Lots in that A&D Project) may no longer be included as Eligible Collateral upon expiration of the 24th Calendar Month following the A&D Eligibility Date for such Finished Lot Project. In addition, on the first day of the 4th Calendar Month following the A&D Eligibility Date for each such Finished Lot Project and on the first day of each 3rd Calendar Month thereafter, the number of Finished Lots in such Finished Lot Project entitled to be included in Eligible Collateral commencing on that date will be reduced by the greater of 9 or the number of Finished Lots in such Finished Lot Project divided by 8 (the "Quarterly Take Down Requirement"), with any Finished Lots transferred pursuant to Section
         4.4 or released pursuant to Section 2.8 prior to the end of such quarter counting as part of the Finished Lots excluded at the end of the quarter and with any Finished Lots otherwise excluded no longer being considered to be Eligible Collateral as Finished Lots. Borrower's compliance with the Quarterly Takedown Requirement will be determined on a cumulative basis and, accordingly, if the Quarterly Takedown Requirement is exceeded in any applicable period, such excess may be carried forward and used to satisfy the Quarterly Takedown Requirement in succeeding three-month periods. If the Quarterly Takedown Requirement is not satisfied at any time, the Agent will exclude from Eligible Collateral a number of Lots sufficient to cause such Quarterly Takedown Requirement to be met based on the remaining Eligible Collateral in the Approved Subdivision and such Lots shall continue to be excluded from Eligible Collateral until the Quarterly Takedown Requirement is again met. Even though Lots may be excluded from Eligible Collateral by reason of the Quarterly Takedown Requirement, such Lots shall continue to be part of the Collateral until released as permitted by this Agreement.

                  (d) A&D Project Ineligibility. A&D Projects (or portions thereof, such as Finished Lots in a Finished Lot Project) that are sold, that have been included as Eligible Collateral for the maximum term determined in accordance with the provisions of this Section 4.3, or that are otherwise not eligible to be Eligible Collateral pursuant to any provision of this Agreement will no longer be Eligible Collateral upon sale and release in compliance with the provisions of this Agreement, upon expiration of such term, or upon such A&D Projects (or portion thereof) becoming ineligible, as the case may be. However, an A&D Project (or portion thereof) that is no longer Eligible Collateral because of expiration of the term during which such A&D
         Project was entitled to be Eligible Collateral or because of its becoming ineligible pursuant to any provision of this Agreement will nevertheless remain part of the Collateral until released as permitted by this Agreement.

         4.4 Transfer of Finished Lots for Unit Construction. Borrower may transfer a Finished Lot for Unit construction upon inclusion of the Finished Lot in the Unit Cost component of a Borrowing Base Report, identifying the specific Finished Lot that is being converted, with such converted Finished Lot thereafter to be classified as a Spec Unit, Presold Unit, or Model Unit, as appropriate and to be subject to the provisions of this Agreement relating to Units; provided, however, that before any Finished Lot is included in Eligible Collateral as a Unit, the conditions precedent set forth in Section 5.6 must have been satisfied with respect to such Finished Lot, including, without limitation, the provisions of Section 5.6(c) imposing the requirement that the Unit Construction Threshold must be met. Effective upon such a transfer, there will be deducted from the Collateral Value that portion of the A&D Project Collateral Value allocated to the Finished Lot and the Finished Lot will continue in the Borrowing Base as a Unit having an initial Unit Collateral Value equal to the Lot Allocation applicable to such Unit.

         4.5      Additional Limitations on Eligible Collateral.

                  (a) Limitation on Spec Units by State. Borrower may not include in Eligible Collateral more than 6 Spec Units in any single Approved Subdivision in Arizona or more than 10 Spec Units in any single Approved Subdivision in California.

                  (b) Limitation on Model Units by State. Borrower may not include in Eligible Collateral more than 4 Model Units in any single Approved Subdivision in Arizona or more than 4 Model Units in any single Approved Subdivision in California.

                  (c) Classification and Reclassification of Units; Adjustment of Borrowing Base. The Agent may classify or reclassify Units as to type from time to time, or change Borrower's proposed classification of any and all Units, provided that such reclassified Unit meets the requirements set forth herein for that type of Unit. Effective as of the date that a Unit is reclassified as to type, such reclassification will give rise to a Reclassification Adjustment, except as otherwise provided in Section 4.2(f).

                  (d) Events Affecting Units and A&D Projects; Exclusions from Eligible Collateral. If any Unit or A&D Project included in Eligible Collateral is materially damaged, destroyed, or becomes subject to any condemnation proceeding, such item may be declared by the Agent to no longer be Eligible Collateral. In addition, if any such item does not continue to meet all the requirements applicable to Eligible Collateral, such item will no longer constitute Eligible Collateral. Any determination by the Agent, in the reasonable judgment of the Agent, as to whether Units or any A&D Project constitutes Eligible Collateral will be final, conclusive, binding and effective immediately.

         4.6      Limitations on Collateral Values.

                  (a)      A&D Project Limitations.

                           (i) Once the  Maximum  Allowed  Advance is  initially
                  established for a particular A&D Project, that Maximum Allowed Advance is not subject to increase, notwithstanding any subsequent A&D Project Appraisal of the A&D Project and notwithstanding any increase in an A&D Project Budget; however, the Maximum Allowed Advance is subject to decrease based on subsequent events, such as updated Appraisals. The portion of A&D Project Collateral Value attributable to "soft costs" and "hard costs" line items in the A&D Project Budget will be limited to the lesser of (A) the actual costs, expenses, and fees incurred by Borrower as indicated by bills, invoices, receipts, statements, vouchers, or other written evidence satisfactory to the Agent showing the costs, expenses, and fees incurred; or (B) the amounts allocated for such costs, expenses, and fees in the line items in the A&D Project Budget.

                           (ii) Until such time as the  conditions  set forth in
                  this Section 4.6(a)(ii) have been satisfied, the A&D Project Collateral Value for a Development Project will equal the sum of (A) the Land Allocation and (B) ninety five percent (95%) of the amount determined pursuant to clause (b)(ii) in the definition of A&D Project Collateral Value. The conditions to be satisfied in order for the A&D Project Collateral Value for a Development Project to equal 100% of the amount otherwise calculated are as follows:

                                    (A) The Agent has inspected the  Development
                           Project and determined that the Development Project is complete, subject only to the correction of minor punch list items, and, if requested by Agent, a notice of completion on the Agent's approved form executed by Borrower has been duly recorded in the county recorder's office where the A&D Project is located.

                                    (B) The Agent has received  such  additional
                           endorsements to the Title Policy or such additional policies of title insurance with endorsements thereto as the Agent may require, issued by Title Company and with coverage and in form satisfactory to the Agent in its absolute and sole discretion, insuring the Agent's interest under the Deed of Trust as a valid first lien on the A&D Project, excepting only the Permitted Exceptions and such other items as the Agent approves in writing and providing affirmative insurance therein against mechanics' liens, materialmen's liens, and claims or liens in the nature thereof on account of construction of the Off-Site Improvements.

                                    (C) The Agent has received the following, if
                           requested by the Agent:

                                            (1)  Final   "As-built"   plans  and
                                    specifications of the Off-Site Improvements;

                                            (2) A letter  of  acceptance  or its
                                    equivalent from each applicable Governmental
                                    Authority   regarding   completion   of  the
                                    Off-Site Improvements;

                                            (3) Completed and executed copies of
                                    AIA Form  G706  (Contractor's  Affidavit  of
                                    Payment of Debts and Claims), AIA Form G706A
                                    (Contractor's   Affidavit   of   Release  of
                                    Liens), and AIA Form G707 (Consent of Surety to Final Payment);

                                            (4)  Unconditional  lien  waivers on
                                    the Agent's  approved  form from each Person
                                    that has  recorded a  preliminary  notice of
                                    lien  against  the A&D Project and from each
                                    other  Person  that  has   supplied   labor,
                                    materials,  or services for the A&D Project;
                                    provided; however, that conditional lien waivers are acceptable so long as the only condition is payment and the lien waiver is accompanied by a copy of the payment check or other evidence of payment; and

                                            (5) A  certificate  of completion or
                                    other  evidence from the  engineer/architect
                                    for  the   Development   Project   that  the
                                    Development    Project   is    substantially
                                    complete.

                           (b) Further Limitations  on  Collateral  Values.  Any
                  other provision of the Loan Documents to the contrary notwithstanding, in determining Collateral Values, the following additional restrictions shall apply and such restrictions shall be computed and reflected in each Collateral Inventory Report and Borrowing Base Report:

                                    (i)  Overall  Limit  on  Construction   Line
                           Availability Based on Spec Units. The aggregate Collateral Value attributed to Spec Units included as Eligible Collateral shall not at any time exceed 35% of the Collateral Value of all Units included as Eligible Collateral; provided, however, that so long as no Event of Default or Unmatured Event of Default has occurred and is continuing, the Agent will not make an adjustment to Collateral Values as a result of Borrower failing to meet the provisions of this subsection until 30 days after the Borrowing Base Report on which such failure first appears.

                                    (ii) Limit on Availability  Based on Presold
                           Units and Model Units. The aggregate Collateral Value with respect to Spec Units, and A&D Projects may not at any time exceed the aggregate Collateral Value of all Presold Units and Model Units.

                                    (iii) Limit on Availability for Model Units.
                           The aggregate Collateral Value with respect to all Eligible Collateral consisting of Model Units may not at any time exceed the Model Unit Sublimit then in effect.

                                    (iv)   Limit   on   Availability   for  Land
                           Projects. The aggregate Collateral Value with respect to all Land Projects included in Eligible Collateral shall not at any time exceed the Land Project Sublimit then in effect.

                                    (v) Limitation on  Availability  for all A&D
                           Projects. The aggregate Collateral Value with respect to all A&D Projects included in Eligible Collateral shall not exceed the A&D Commitment Sublimit then in effect.

                                    (vi)   Limitation   on   Availability    for
                           Development Projects and Finished Lot Projects. The aggregate of the Collateral Value for all Development Projects and Finished Lot Projects shall not at any time exceed (A) the A&D Commitment Sublimit then in effect, minus (B) the aggregate Collateral Value of all Land Projects then included in Eligible Collateral.

                                    (vii) State  Limitations  for A&D  Projects.
                           The aggregate Collateral Value with respect to all A&D Projects in Arizona shall not at any time exceed the lesser of (A) 30% of the Commitment Amount or (B) $51,000,000, and the aggregate Collateral Value with respect to all A&D Projects in California shall not at any time exceed the lesser of (C) 27.5% of the Commitment Amount or (D) $46,750,000.

                                    (viii)  State   Limitations   on  Collateral
                           Value. The aggregate Collateral Value of all Eligible Collateral in Arizona shall not exceed the lesser of
                           (A) 90% of the Commitment Amount or (B) $153,000,000, and the aggregate Collateral Value of all Eligible Collateral in California shall not exceed the lesser of (C) 60% of the Commitment Amount or (D) $102,000,000.

         If any of the limitations on Eligible Collateral, Collateral Value, Outstanding Borrowings, or outstanding Advances set forth in this
         Section 4.6 or elsewhere in this Agreement are exceeded, the Agent may at its option either delete Units and A&D Projects from Eligible Collateral until such requirements are met or require Borrower to make a remargining payment pursuant to Section 2.9.

         4.7 Collateral Inventory Report, Collateral Certificate, and Borrowing Base Report.

                  (a) Collateral  Inventory Report. On or before the day that is at least 3 Business Days prior to the first and third Wednesdays of each Calendar Month, Borrower will prepare and submit to the Agent a Collateral Inventory Report for all of the Collateral, including for each Unit in Eligible Collateral, among other things that Agent may require from time to time, the following: (i) the total number, and a description of, the Presold Units, Spec Units, Model Units, and A&D Projects that constitute Eligible Collateral; (ii) the name of the Approved Subdivision; (iii) the Lot number as indicated on the recorded plat of the Approved Subdivision; (iv) the Unit plan type; (v) whether the Unit is a Presold Unit, a Spec Unit, a Model Unit, or ineligible collateral; (vi) the Unit Lot Cost; (vii) the Unit Budget; (viii) percentage of completion up to the date of the report and the hard construction costs to complete the Unit; (ix) the Unit Appraised Value;
         (x) the listing price of the Unit or the amount of the Purchase Contract, as applicable; (xi) the date of the first Advance against the Unit in Eligible Collateral and the applicable Unit Eligibility Date for each Unit; (xii) the Unit Collateral Value and the Maximum Allowed Advance for the Unit; (xiii) the amount of Loan proceeds that are available for Advances against each item of Eligible Collateral based on the terms of this Agreement; and (xiv) a list of all Collateral that is not Eligible Collateral. With respect to A&D Projects, the Collateral Inventory Report will show whether the A&D Project is a Land Project, a Development Project, or a Finished Lot Project and will also set forth such information concerning construction of the Off-Site Improvements as the Agent may require, including, without limitation, the status of construction of the Off-Site Improvements in Development Projects, a detailed breakdown of the costs of the various phases of construction of the Off-Site Improvements showing the amounts expended to date for such construction, the Maximum Allowed Advance for the A&D Project, and an itemized estimate of the amount necessary to complete construction of the Off-Site Improvements in their entirety.

                  (b) Collateral Certificate. Each Collateral Inventory Report will be accompanied by a Collateral Certificate signed by an executive officer of Borrower. As the Agent may from time to time request, each Collateral Inventory Report shall also be accompanied by such certificates, "check runs" and other evidence as the Agent may require to assist the Agent in verifying the information therein. Units and A&D Projects may be added as Eligible Collateral only upon receipt of the Collateral Inventory Report and Collateral Certificate which include such Unit or A&D Project and upon satisfaction of all other provisions of this Agreement. Each Collateral Certificate shall be in form and substance satisfactory to the Agent, shall contain such certifications as the Agent may require, and shall set forth the following:

                           (i)  The   total   amount   of   Letters   of  Credit
                           outstanding;

                           (ii) The  A&D  Project  Collateral Value for each A&D
                  Project that constitutes Eligible Collateral;

                           (iii) The total Collateral  Value  for  the Borrowing
                  Base;

                           (iv) The calculated amount of Collateral Value and usage for all types of Eligible Collateral and a calculation of all applicable limitations; and

                           (v) A statement  that Borrower  is in compliance with
                  the terms and conditions of the Loan Documents.

                  (c) Form of Report and Certificate. The Collateral Inventory Report and the Collateral Certificate will be in written form and on computer disk formatted to the Agent's specifications.

                  (d) Borrowing Base Report. The Agent will prepare the Borrowing Base Report and determine the Borrowing Base, Eligible Collateral, and the Collateral Value of the Borrowing Base (and all other amounts and items relating thereto) based upon (i) the Collateral Inventory Report and Collateral Certificate most recently submitted by Borrower; (ii) the Agent's inspections made pursuant to Section 7.13 (as such inspections may result in any adjustments to reflect any variance between the Borrowing Base Report and/or the Collateral Inventory Report and the results of such inspections by the Agent); and
         (iii) such other information as the Agent may reasonably require in order to verify the Borrowing Base, Eligible Collateral, the Collateral Value of the Borrowing Base, and all other amounts and items relating thereto. The Borrowing Base Report will also take into account the sale of Units and all other adjustments and limitations permitted or required by this Agreement. Each determination by the Agent, in its reasonable judgment, of the Borrowing Base, Eligible Collateral and the Collateral Value of the Borrowing Base, and each determination by the Agent, in its reasonable judgment, as to the amount of any Advance to which Borrower is entitled, based on the information in the Borrowing Base Report (and all other amounts and items entering into such determinations), will be final, conclusive and binding upon Borrower. The Agent will provide a copy of each Borrowing Base Report to Borrower and each of the Banks within 3 Business Days of receipt of the Collateral Inventory Report and accompanying Collateral Certificate.

         4.8 General. Anything in this Article 4 or the Loan Documents to the contrary notwithstanding, Borrower agrees that no limitation on any Advances will limit or otherwise change Borrower's obligations and liabilities under this Agreement, that Borrower will remain obligated to pay all costs, expenses, and fees required to be paid by Borrower pursuant to this Agreement and the other Loan Documents, and that Borrower will remain obligated to pay all costs, expenses, and fees now or hereafter arising in connection with acquisition, development, maintenance, occupancy, operation, and use of the Collateral.

         4.9      Appraisals.

                  (a) Appraisal Requirements. The form and substance of each Appraisal must be satisfactory to the Agent. Each Unit Appraisal must include, without limitation, the following information: (i) a base plan type value for each type of Unit in each Approved Subdivision; (ii) a lot premium value, if any, for each Lot that is Grandfathered Collateral; and (iii) the standard value of upgrades and purchaser options to Units that constitute Grandfathered Collateral for each Approved Subdivision. All Appraisals must comply with the Appraisal Policy and with all applicable laws, rules, and regulations, including, without limitation, the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended.

                  (b) Appraiser Engagement. Each Appraisal must be prepared by an appraiser selected and engaged by the Agent. Borrower will notify the Agent in writing that Borrower desires to obtain approval of a Subdivision or include a Unit or an A&D Project in Eligible Collateral for which no Appraisal then exists and will provide to the Agent all information (including lot premiums and upgrades, if the Appraisal will be a Unit Appraisal of Grandfathered Collateral) necessary to allow an Appraisal to be ordered by the Agent. The Agent will engage an appraiser to perform an Appraisal only when it receives all information deemed necessary by the Agent and the appraiser for preparation of such Appraisal. Neither the Agent nor any Bank will have any liability to Borrower or any other Person with respect to delays in the Appraisal process. Borrower and its Affiliates will not employ any appraiser that prepares an Appraisal for any of the Collateral unless specifically requested to do so by the Agent. The Agent may employ a staff appraiser or a fee appraiser and Borrower will reimburse the Agent at the Agent's reasonable cost therefor.

                  (c) Appraisal Evaluation. Upon receipt of an Appraisal, the Agent will review the Appraisal in accordance with the Appraisal Policy and establish a Unit Appraised Value or an A&D Project Appraised Value, as applicable. The Agent will notify Borrower of such Unit Appraised Value or A&D Appraised Value and deliver to Borrower a copy of each Appraisal upon receipt.

                  (d) Bank Review. Each Bank may review Appraisals from time to time by such Bank's internal appraisal staff; provided, however, that any Bank review under this Section shall be at the expense of the Bank unless undertaken by the Agent in its capacity as such; and provided, further, that if any Bank determines that (i) the Appraisal does not materially comply with the Appraisal Policy and (ii) the deficiency has a material adverse effect on the determination of Collateral Value, such Bank will notify the Agent in writing as to the deficiencies, and Borrower will be obligated to reimburse the Bank for its reasonable expenses in undertaking such review. The Agent will report such deficiencies to the applicable appraiser and request that the appraiser remedy such deficiencies at the expense of Borrower (or if such deficiencies may only be remedied by a new Appraisal, the Agent may cause, at Borrower's expense, a reappraisal by that appraiser or a substitute appraiser). If the noted deficiencies are not corrected by an appraiser through appropriate Appraisal revisions or supplements satisfactory to such Bank and the Agent, the Appraisal will be deemed unsatisfactory and notice of such conclusion will be communicated by written notice from the Agent to Borrower. If an initial Appraisal is unsatisfactory and relates to Collateral proposed for Eligible Collateral, the Collateral will not be admitted as Eligible Collateral until the Agent has received a satisfactory Appraisal. If the unsatisfactory Appraisal relates to Eligible Collateral already in the Borrowing Base, the Eligible Collateral will no longer be Eligible Collateral until a satisfactory Appraisal has been obtained, whereupon the Agent may make adjustments to Unit Appraised Values and A&D Project Appraised Values.

                  (e) Additional  Appraisals.  Notwithstanding  anything in this
         Section 4.9 to the contrary, the Agent may order updated Appraisals at the sole cost and expense of Borrower (i) if such Appraisals are required by any laws, rules, regulations, or generally applicable lending procedures; (ii) with respect to Unit Appraisals, if the Agent determines that the aggregate sales price of Units in an Approved Subdivision is more than 5% less than the aggregate appraised values of such Units in such Approved Subdivision; (iii) if the Agent determines in its absolute and sole discretion that there has occurred or is occurring a general deterioration in market conditions affecting any Approved Subdivision or A&D Project; (iv) upon the failure of Borrower to meet the absorption assumptions in an existing Appraisal; or (v) with respect to Eligible Collateral, annually after receipt of the original Appraisal, in the sole and absolute discretion of the Agent. Any required adjustments to the Unit Collateral Value or the A&D Project Collateral Value as a result of such updated Appraisals will be made effective upon 30 days written notice from the Agent to Borrower setting forth the adjusted Unit Appraised Values or A&D Project Appraised Values based on the Agent's review of such reappraisals or valuations. Updated Appraisals must comply with the Appraisal Policy.

                  (f) Appraisal Policy Modifications. The appraisal process must conform to the Appraisal Policy as in effect from time to time. Borrower acknowledges and agrees that modification to the Appraisal Policy may result in requirements to modify the Unit Appraisals, Unit Appraised Values, Unit Collateral Values, Maximum Allowed Advances, A&D Project Appraisals, A&D Project Appraised Values, A&D Project Collateral Values, and appraisers. Any such modification will be effective 30 days after written notice from the Agent to Borrower of the changes required by reason of a modification or amendment to the Appraisal Policy. The Agent will endeavor to deliver a courtesy copy of any modification of the Appraisal Policy to Borrower solely for informational purposes, but such delivery will be without obligation by the Agent and the Banks to Borrower and will not create any express or implied rights of Borrower.

                  (g) Expenses. Borrower will reimburse the Agent for all costs and expenses incurred in the appraisal process and in establishing and monitoring appraised values. All reimbursement of Borrower to the Agent required by this Section 4.9 will be paid to the Agent within 15 days after notice from the Agent to Borrower.


                                    ARTICLE 5
                              CONDITIONS PRECEDENT

         5.1 Conditions Precedent to Effectiveness of this Agreement. This Agreement will become effective only upon satisfaction of the following conditions precedent on or before May 2, 1997, in each case as determined by the Banks in their sole and absolute discretion. If the conditions precedent are not satisfied (or waived by the Banks) on or before such deadline, the Agent and the Banks may cancel this Agreement upon written notice to Borrower; whereupon the Original Loan Agreement and the Agency/Participation Agreement shall be deemed reinstated. The conditions precedent to be satisfied are as follows:

                  (a) Representations and Warranties Accurate. The representations and warranties by Borrower in the Loan Documents are correct on and as of the date of this Agreement and as of the Effective Date, as though made on and as of each such date.

                  (b) No Defaults. No Event of Default or Unmatured Event of Default will have occurred and be continuing, and Borrower will be in compliance with the Financial Covenants set forth in this Agreement.

                  (c) Borrower's Financial Condition. The Banks will be satisfied, in their sole and absolute discretion, with their review and analysis of the financial condition of Borrower as of the Effective Date.

                  (d) Qualifying Subordinated Indebtedness. Borrower shall have issued and sold a total of $15,000,000 in new Series D Notes (for a total outstanding face amount of Series D Notes as of the Effective Date equal to $45,000,000), and all of the Series D Notes and the Series C Notes will meet the requirements of Qualifying Subordinated Indebtedness.

                  (e) No Material Adverse Change. The Banks will have determined that no Material Adverse Change has occurred with respect to Borrower since the most recent financial statement and reports provided to the Banks.

                  (f) Documents. The Agent will have received the following agreements, documents, and instruments, each duly executed by the parties thereto and in form and substance satisfactory to the Banks and their legal counsel, in their absolute and sole discretion:

                           (i)  Loan   Documents.   This   Agreement   and  such
                  amendments, ratifications, and confirmations of the other Loan Documents as the Banks may require in their sole discretion.

                           (ii) Corporation Documents. Certified copies of resolutions of Borrower's board of directors authorizing
                  Borrower to execute, deliver, and perform its obligations under this Agreement and the other documents to be executed and delivered by Borrower in connection herewith and ratifying and confirming the Liens and Encumbrances of the Banks on the Collateral and certifying the names and signatures of the officers authorized to execute this Agreement and to request Advances on behalf of Borrower.

                           (iii) Opinion Letters.  A favorable  opinion from one
                  or more law firms representing Borrower covering such matters as the Banks may require, including such matters of Delaware, California, and Arizona law as the Banks may require and including ERISA compliance.

                  (g) Other Items or Actions by Borrower. The Banks will have received such other agreements, documents, certificates (including bring-down certificates), and instruments, and Borrower will have performed such other actions, as the Banks may reasonably require.

                  (h) Payment of Costs, Expenses and Fees. All costs, expenses and fees to be paid by Borrower under the Loan Documents on or before the Effective Date will have been paid in full, including, without limitation, the applicable fees set forth or referenced in Section 2.6.

         5.2 Approval of Subdivisions. Borrower may, from time to time prior to commencement of the Term Out Period, request Agent and the Co-Agent (collectively, the "Agents") to approve Subdivisions pursuant to this Section
5.2. Approval of new Subdivisions shall be at the sole and absolute discretion of the Agents, and the Agents shall have no obligation to approve such Subdivisions. In any event, the Agents will only consider approval of Subdivisions located in the States of Arizona and California. When requesting consideration of a new Subdivision, Borrower, at Borrower's sole cost and expense, shall deliver to the Agent each of the following items, unless otherwise directed by all of the Banks, and shall satisfy the following conditions precedent, unless otherwise waived by all of the Banks (each of which items must be satisfactory to the Agents in their sole and absolute discretion and each of which conditions precedent must be satisfied, as determined by the Agents in their sole and absolute discretion, at all times that such Subdivision is considered an Approved Subdivision), with the Agent being responsible to provide any such items to the Co-Agent, as applicable:

                  (a) Request. Borrower shall have submitted to the Agent a request in form satisfactory to the Agent for approval of such Subdivision.

                  (b)    Representations    and   Warranties    Accurate.    The
         representations and warranties by Borrower in the Loan Documents are correct in all material respects.

                  (c) No Defaults. No Event of Default or Unmatured Event of Default shall have occurred and be continuing.

                  (d) Size of Subdivisions. With respect to any one Subdivision, the maximum number of Lots may not exceed 150 unless otherwise approved by a Bank Supermajority.

                  (e)  Subdivisions  in  the  Same  Location.  No  more  than  3
         Subdivisions in a particular location that is being developed as a master plan or similar project will be permitted unless otherwise approved by a Bank Supermajority.

                  (f) Ownership. Except to the extent permitted by Section 7.3(b), Borrower shall either be the owner of the Subdivision, subject only to Permitted Exceptions, or shall be entitled under an Option/Purchase Agreement to purchase Lots in the Subdivision from time to time.

                  (g) Proposed Development. To the extent not included in the other items to be provided pursuant to this Section 5.2, Borrower shall have submitted to the Agent budgets, feasibility studies (if available), environmental and engineering reports and studies, proforma financial statements, income projections, development schedules and other information as the Agent may require to establish that the development of Lots and/or the construction and sale of Units on Lots in the Subdivision and the estimated costs, expenses and profits in connection therewith are consistent with the Business Plan and are
         otherwise   acceptable  to  the  Agents  in  their  sole  and  absolute discretion.

                  (h) Plat. Borrower shall have delivered to the Agent a preliminary parcel map, preliminary plat or survey of the Subdivision.

                  (i) Zoning Approvals. Borrower shall have provided to the Agent evidence that the Subdivision is subject to vested zoning consistent with its proposed uses.

                  (j) Preliminary Title Commitment. Borrower shall have provided to the Agent a preliminary title commitment for the Subdivision, prepared by the Title Company, together with a legible copy of each Schedule B item.

                  (k) Environmental Assessment. Borrower shall have delivered to the Agent a report of an environmental assessment for the Subdivision addressed to the Agent, as agent for the Banks, by an environmental engineer acceptable to the Agent containing such information, results, and certifications as are required by the Environmental Policy. Depending upon the results of the environmental assessment, Borrower will also provide such follow up testing, reports, and other actions as may be required by the Agent. The contents of the environmental assessment report and any follow up must be satisfactory to the Agents, in their sole and absolute discretion.

                  (l) Environmental Questionnaire. Borrower shall have delivered to the Agent, an environmental questionnaire (in substantially the form required by the Environmental Policy) with respect to the Subdivision, fully completed and duly executed by Borrower.

                  (m) Soils Tests. Borrower shall have provided the Agent a soils test report for the Subdivision prepared by a licensed soils engineer satisfactory to the Agent showing the locations of, and containing boring logs for, all borings.

                  (n) Preliminary Budget. Borrower shall have provided the Agent a preliminary A&D Project Budget for the proposed Land Project and for the related Development Project to be undertaken with respect to the Subdivision.

                  (o) Land Purchase Documents. Borrower shall have provided the Agent copies of the purchase agreement, settlement statement and other documentation relating to Borrower's purchase of the Entitled Land.

                  (p) Marketing Information. Borrower shall have provided the Agent marketing information with respect to the Lots and Units to be developed in the Subdivision, including, to the extent available, floor plans, square footage, anticipated absorption, estimated Unit mix, Unit cost breakdowns, subdivision pro formas, anticipated gross margins, number of Model Units, and plans for Model Units, all of which must be consistent with the Business Plan.

                  (q) Types of Units; Budgets. Borrower shall have provided the Agent a budget and pro forma cash flow for the Subdivision consistent with Borrower's then current Business Plan and providing detail regarding projected sales revenues (by type of Unit), hard and soft costs of construction (by type of Unit), pricing for options and upgrades, allocated overhead, and projected gross profit margins, with the budget, projected sales revenues, profit margins, and other financial and economic aspects of the proposed Development Project to be consistent, at a minimum, with the Business Plan.

                  (r) Appraisal. The Agent shall have received a current A&D Project Appraisal for the Land Project and the proposed Development
         Project to be developed, and the A&D Project Appraised Value, as established pursuant to the A&D Project Appraisal and the Appraisal Policy, shall be satisfactory to the Agents.

                  (s) Other. Borrower shall have provided the Agent such other documents and information as the Agent may reasonably request.

         5.3 Qualification of Land Projects as Eligible Collateral. Borrower may, from time to time, request the Agent to approve a Land Project to be included as Eligible Collateral; provided, however, that the Agent will not consider or approve any new Land Projects during the Term Out Period. Prior to the Term Out Period, approval of new Land Projects as Eligible Collateral will be at the Agent's absolute and sole discretion. In any event, the Agent will only consider approval of Land Projects located in Arizona and California. Agent is also under no obligation to accept into Eligible Collateral any Land Project proposed by Borrower more frequently than twice in each Calendar Month. When requesting consideration of a new Land Project, Borrower, at Borrower's sole cost and expense, shall deliver to the Agent each of the following items, unless otherwise directed by all of the Banks. However, with respect to items specified as only being required if requested by the Agent, the Agent may determine in its discretion as to whether or not to require such items, and Borrower shall only be required to provide such items if so requested. Borrower, at Borrower's sole cost and expense, shall also satisfy the following conditions precedent, unless otherwise waived by all of the Banks. Each of the items required by this Section must be satisfactory to the Agent in its sole and absolute discretion and each of the conditions precedent required to be satisfied pursuant to this Section must be satisfied, as determined by the Agent in its sole and absolute discretion, at all times that such Land Project is included in Eligible
Collateral:

                  (a)  Located  in  Approved  Subdivision.   The  Entitled  Land
         consists of a single Approved Subdivision.

                  (b) Survey. Borrower shall have delivered to the Agent a current survey of the Land Project by a surveyor or civil engineer licensed in the state in which the Land Project is located satisfactory to the Agent stamped with the professional seal of the surveyor or civil engineer, satisfying the requirements for an American Land Title Association survey and such additional requirements as the Agent may prescribe. In lieu of such a survey, the Borrower may provide a final recorded plat or subdivision map, provided such plat or map is acceptable to the Agent and the Title Company and the Title Company agrees that it will issue its Title Policy for the Entitled Land without any exception for matters which an accurate survey of the Entitled Land would disclose.

                  (c) Deed of Trust/Title Policy. Borrower shall have provided to the Agent (i) a first lien Deed of Trust on the Land Project subject only to Permitted Exceptions, duly executed by Borrower, acknowledged, delivered and recorded; and (ii) a new Title Policy or an endorsement to an existing Title Policy issued by a Title Company and in form satisfactory to the Agent. Such policy or endorsement will provide coverage (including without limitation, mechanic's lien coverage) satisfactory to the Agent and insure the Agent's interest (as agent for and on behalf of the Banks) under the applicable Deed of Trust as a valid first lien on the property encumbered by the Deed of Trust, subject only to Permitted Exceptions.

                  (d) Environmental Agreement. Borrower shall have provided to the Agent an Environmental Agreement with respect to the Entitled Land included in the Land Project.

                  (e) Drainage; Flood Zone. Borrower shall have provided to the Agent, if requested by the Agent, a drainage report for the Land Project by an engineer acceptable to the Agent containing such information, results and certifications as the Agent may require. If requested by the Agent, Borrower shall have provided to the Agent evidence satisfactory to the Agent, as to whether (i) the Land Project is located in an area designated by the United States Department of Housing and Urban Development as having special flood or mudslide hazards, and (ii) the community in which the Land Project is located is participating in the National Flood Insurance Program.

                  (f) Impositions, Assessments, and Charges. Borrower shall have provided the Agent with evidence that all Impositions and water, sewer, and other charges assessed against the Land Project which are then due and payable have been paid in the amount required unless the Agent is able to verify such information from other sources of information reasonably available to the Agent.

                  (g) Limitations. After giving effect to the addition of such Land Project to Eligible Collateral, the limitations and restrictions on Eligible Collateral in Article 4 are not violated.

                  (h) Other Items.  Borrower  shall have provided the Agent such
         other  agreements,   documents,   and  instruments  as  the  Agent  may
         reasonably request.

                  (i) Other Actions. Borrower shall have performed such other actions as the Agent may reasonably request.

         5.4 Qualification of Development Projects as Eligible Collateral. Borrower may, from time to time, request the Agent to approve a Development Project as Eligible Collateral; provided, however, that the Agent will not consider or approve any new Development Projects during the Term Out Period. Agent is also under no obligation to accept into Eligible Collateral any Development Project proposed by Borrower more frequently than twice in each Calendar Month. When requesting consideration of a new Development Project, Borrower, at Borrower's sole cost and expense, shall deliver to the Agent each of the following items, unless otherwise directed by all of the Banks. However, with respect to items specified as only being required if requested by the Agent, the Agent may determine in its discretion as to whether or not to require such items, and Borrower shall only be required to provide such items if so requested. Borrower, at Borrower's sole cost and expense, shall also satisfy the following conditions precedent, unless otherwise waived by all of the Banks. Each of the items required by this Section must be satisfactory to the Agent in its sole and absolute discretion and each of the conditions precedent required to be satisfied pursuant to this Section must be satisfied, as determined by the Agent in its sole and absolute discretion, at all times that such Development Project is included in Eligible Collateral:

                  (a) Qualification for Inclusion as Entitled Land. All of the conditions precedent in Section 5.3 for the inclusion of the Entitled Land as a single Land Project in Eligible Collateral have been and continue to be satisfied.

                  (b) Construction Contracts. If requested by the Agent, Borrower shall have provided the Agent an executed contract for construction of the Off-Site Improvements between Borrower and the licensed contractor(s) retained by Borrower to construct the Off-Site Improvements. Also, if requested by the Agent, Borrower shall have provided to the Agent a copy of each construction subcontract, architectural agreement, engineering agreement, and other agreements, documents, and instruments relating to construction of the Off-Site Improvements. The contract price in each such agreement, document, and instrument must be within the budgeted amount in the A&D Project Budget for the Development Project.

                  (c) Plans and Specifications. Borrower shall have provided the Agent the final A&D Project Plans and Specifications.

                  (d) Permits. If requested by the Agent, Borrower shall have provided evidence that Borrower has obtained all Approvals and Permits necessary to permit the construction of the Off- Site Improvements and the construction and sale of Units in the Subdivision to be developed from the Development Project, provided that Borrower may not have obtained all of the Approvals and Permits necessary for construction of the Off-Site Improvements or the construction and sale of Units to the extent such Approvals and Permits are not yet necessary.

                  (e) Construction Schedule. Borrower shall have provided the Agent the construction schedule for the completion of the Off-Site Improvements.

                  (f) Budget. Borrower shall have provided the Agent a final A&D Project Budget for the Development Project.

                  (g) Final Subdivision Map or Plat. Borrower shall have delivered to the Agent the final Subdivision Documents for the Subdivision, and such final Subdivision Documents shall have been recorded or filed with the appropriate Governmental Authorities, except with respect to Units in a condominium which pursuant to applicable Requirements of any Governmental Authority may not be annexed into the condominium declaration and such other instruments until the commencement of construction or the sale of Units, in which case each such Unit will be so annexed as soon as permitted pursuant to such applicable Requirements; provided, however, that upon written request by Borrower to the Agent, the Agent may, for good cause, extend the time for providing the final Subdivision Documents by a period not to exceed 45 days (unless all of the Banks agree to a longer period). Each map or plat for subdivided Lots must contain a legal description of the Subdivision covered by the map, must describe and show all boundaries of and lot lines within such Subdivision, all streets and other dedications, and all easements affecting such Subdivision, and each condominium declaration, condominium plan, or other similar document must contain such information as the Agent may reasonably request. In connection with the approval of plat and/or subdivision maps and condominium declarations pursuant to this subsection, Borrower will also deliver to the Agent such title endorsements insuring the continued priority of the Deed of Trust after recording of the plat and/or subdivision maps and condominium declarations as the Agent may require. Borrower agrees to take such steps as the Agent may require in
         (i) either re-recording the Deed of Trust or amending the Deed of Trust to reflect the new legal description, and (ii) obtaining an endorsement to the Title Policy to amend the legal description therein.

                  (h) Restrictive Covenants. When available, Borrower shall have delivered to the Agent the final CC&Rs for the Subdivision.

                  (i) Utilities. If the Agent shall not have received the final Subdivision Documents at the time of approval of the Development Project, Borrower shall have delivered to the Agent, evidence, which may be in the form of "will serve" letters from local utility companies or local authorities, that (i) telephone service, electric power, storm sewer (if applicable), sanitary sewer (if applicable) and water facilities will be available to each Lot in the Subdivision; (ii) such utilities will be adequate to serve the Lots in the Subdivision; and
         (iii) upon completion of the Off-Site improvements, no conditions will exist to affect Borrower's right to connect into and have adequate use of such utilities except for the payment of a normal connection charge or tap charges and except for the payment of subsequent charges for such services to the utility supplier.

                  (j)  Limitations.  After giving effect to the addition of such
         Development  Project  to  Eligible  Collateral,   the  limitations  and
         restrictions on Eligible Collateral in Article 4 are not violated.

                  (k) Other. Borrower will provide such other documents and information to the extent that the Agent notifies Borrower that such documents and information are required pursuant to laws, rules or regulations applicable to the Agent or the Banks or otherwise by the internal policies and procedures of the Agent or a Bank.

Following approval of a Development Project pursuant to this Section and inclusion of the Development Project in Eligible Collateral as a Development Project, Borrower may develop such Development Project in different phases (a "Development Phase"), with Borrower's determination as to what portion of the Development Project is to be included in a particular Development Phase to be subject to the approval of the Agent; provided, however, that in no event will a Development Phase consist of fewer than 20 Lots. For purposes of Section 4.3(b) only, each Development Phase shall be considered as a separate Development Project; however, all of the Development Phases within the a particular Development Project will nevertheless constitute only one Approved Subdivision. Development Phases are only permitted in Development Projects and are not permitted in Land Projects and the requirements of Section 4.3(a) shall be applied to the entirety of a Land Project.

         5.5 Qualification of Finished Lot Projects as Eligible Collateral. Borrower may, from time to time, request the Agent to approve a Finished Lot Project as Eligible Collateral; provided, however, that the Agent will not consider or approve any new Finished Lot Projects during the Term Out Period. Agent is also under no obligation to accept into Eligible Collateral any Finished Lot Project proposed by Borrower more frequently than twice in each Calendar Month. When requesting consideration of a new Finished Lot Project, Borrower, at Borrower's sole cost and expense, shall deliver to the Agent each of the following items, unless otherwise directed by all of the Banks. However, with respect to items specified as only being required if requested by the Agent, the Agent may determine in its discretion as to whether or not to require such items, and Borrower shall only be required to provide such items if so requested. Borrower, at Borrower's sole cost and expense, shall also satisfy the following conditions precedent, unless otherwise waived by all of the Banks. Each of the items required by this Section must be satisfactory to the Agent in its sole and absolute discretion and each of the conditions precedent required to be satisfied pursuant to this Section must be satisfied, as determined by the Agent in its sole and absolute discretion, at all times that such Finished Lot Project is included in Eligible Collateral:

                  (a) Finished Lots from Development Projects.

                           (i) If the Finished Lot Project consists of Lots from
                  a Development Project, all of the conditions precedent in Sections 5.2, 5.3, and 5.4, as applicable, have been and continue to be satisfied.

                           (ii) Either (A) all Off-Site Improvements in the Subdivision are fully and finally completed, all dedications have occurred, all governmental acceptances and approvals have been obtained and are in full force and effect in order to permit the immediate construction and sale of Units within the Subdivision; or (B) to the extent that such Off-Site Improvements have not been completed within the Subdivision, the Agent will have approved the stage of completion of the remaining work (which must be at least 95%) and will have received such assurances as the Agent reasonably requests with respect to the completion of such offsite improvements (which may include without limitation, payment and performance bonds covering such completion).
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
                  (b) Finished Lots in Option/Purchase Subdivisions. If the Lots are in an Option/Purchase Subdivision:

                           (i) All of the  conditions  precedent in Section 5.2,
                  as applicable, qualifying the Option/Purchase Subdivision as an Approved Subdivision have been and continue to be satisfied.

                           (ii) The  conditions  precedent  in Sections  5.3 and
                  5.4, as applicable, will have been satisfied and the deliveries contemplated in those Sections shall have been made to the Agent with respect to the Option/Purchase Subdivision, as if such Option/Purchase Subdivision were a Land Project and then a Development Project.

                           (iii) Borrower shall have provided the Agent documentation relating to Borrower's proposed acquisition of Lots within the Option/Purchase Subdivision, including, without limitation, any Option/Purchase Agreements and the identity of the seller of such Lots. Borrower also will have provided to the Agent documentation establishing the acquisition price of such Lots. If any Lots in the Option/Purchase Subdivision have been sold, Borrower will have provided to the Agent the date of the first sale and the number of sales to date.

                           (iv) The  Finished  Lots in the  Finished Lot Project
                  are  owned  by  Borrower   subject   only  to  the   Permitted
                  Encumbrances.

                           (v) The Agent shall have received a current Appraisal
                  on the Finished Lot Project consisting of Lots from an Option/Purchase Subdivision, and the A&D Project Appraisal Value, as established pursuant to the A&D Project Appraisal and the Appraisal Policy, is satisfactory to the Agent in its sole and absolute discretion.

                           (vi) Either (A) all Off-Site improvements in the Option/Purchase Subdivision, comparable to Off-Site Improvements in a Development Project, are fully and finally completed, all dedications have occurred, all governmental acceptances and approvals have been obtained and are in full force and effect in order to permit the immediate construction and sale of Units within the Option/Purchase Subdivision; or
                  (B) to the extent that such Off- Site Improvements have not been completed within the Option/Purchase Subdivision, the Agent will have approved the stage of completion of the remaining work and will have received such assurances as the Agent reasonably requests with respect to the completion of such Off-Site Improvements (which may include without limitation, payment and performance bonds covering such completion).

                           (vii) Since  Borrower may purchase Lots one at a time
                  in an Option/Purchase Subdivision pursuant to an Option/Purchase Agreement, a Finished Lot Project consisting of Lots in an Option/Purchase Subdivision may consist of as few as 1 Lot.

                  (c) Limitations. After giving effect to the addition of such Finished Lots to Eligible Collateral as a Finished Lot Project, the limitations and restrictions on Eligible Collateral in Article 4 are not violated.

         5.6 Qualification of Units as Eligible Collateral. Borrower may, from time to time, request the Agent to approve a Unit as Eligible Collateral; provided, however, that, following the end of the 12th Calendar Month of the Term Out Period, no Unit will be included in Eligible Collateral for the first time. Agent is also under no obligation to accept into Eligible Collateral any Units proposed by Borrower more frequently than twice in each Calendar Month. When requesting consideration of a new Unit, Borrower, at Borrower's sole cost and expense, shall deliver to the Agent each of the following items, unless otherwise directed by all of the Banks. However, with respect to items specified as only being required if requested by the Agent, the Agent may determine in its discretion as to whether or not to require such items, and Borrower shall only be required to provide such items if so requested. Borrower, at Borrower's sole cost and expense, shall also satisfy the following conditions precedent, unless otherwise waived by all of the Banks. Each of the items required by this Section must be satisfactory to the Agent in its sole and absolute discretion and each of the conditions precedent required to be satisfied pursuant to this Section must be satisfied, as determined by the Agent in its sole and absolute discretion, at all times that such Unit is included in Eligible Collateral:

                  (a) Inclusion in an Approved Subdivision. Such Lot is legally described as a Lot on a final subdivision plat or map, subdivision filing, or, if applicable, a condominium declaration or plan and is in an Approved Subdivision.

                  (b) Documents. Except with respect to those items required to be provided only upon the request of the Agent (with Borrower nevertheless being required to obtain and retain copies of such items) and except to the extent already provided in the information submitted to and approved by the Agent (or the Agents) pursuant to Sections 5.2, 5.3, 5.4, or 5.5, to the extent applicable (unless there has been a material change in such information), Agent shall have received the following agreements, documents, and instruments, each duly executed by the parties thereto:

                           (i) Approvals. If requested by the Agent, evidence of
                  all approvals of Governmental Authorities and other third parties necessary to permit the construction and sale of the Unit, including, without limitation, all applicable public reports, architectural committee approvals, and any other approvals required under the CC&Rs.

                           (ii) Contracts for Unit Construction. If requested by
                  the Agent, copies of all executed contracts between Borrower and any other Person (including, without limitation, the architect and each contractor or subcontractor for labor, materials, or services) relating to design and construction of Units within the Subdivision.

                           (iii) Final CC&Rs.  Copies of the final CC&Rs for the
                  Approved Subdivision.

                           (iv) Purchase Contract. If such Unit is a Presold Unit and if requested by the Agent, a copy of the fully executed Purchase Contract for such Unit.

                           (v) Unit Appraisal.  A Unit Appraisal for the type of
                  Unit in question. The Appraised Value for the type of Unit will have been approved by the Agent.

                           (vi) Unit Budget.  A Unit Budget for the type of Unit
                  in question.

                           (vii) Unit Plans and  Specifications.  Unit Plans and
                  Specifications for the type of Unit in question.

                           (viii) Deed of Trust. If the Lot on which the Unit is
                  to be constructed has not previously been encumbered by a Deed of Trust, a first lien Deed of Trust, subject only to Permitted Exceptions, duly executed, acknowledged, delivered and recorded.

                           (ix) Impositions,  Assessments, and Charges. Borrower
                  shall have provided the Agent with evidence that all Impositions and water, sewer, and other charges assessed against the Unit which are then due and payable have been paid in the amount required unless the Agent is able to verify such information from other sources of information reasonably available to the Agent.

                           (x) Completion of Filings and Recordings. Evidence of
                  the completion of all recordings and filings to establish or maintain the perfection and priority of the Liens and Encumbrances on such Unit granted in the Loan Documents.

                           (xi) Title Insurance.  If the Unit has not previously
                  been encumbered by a Deed of Trust,  (A) a new Title Policy or
                  (B) an endorsement to an existing Title Policy issued by a Title Company and in form satisfactory to the Agent. Such policy or endorsement will provide coverage (including without limitation, mechanic's lien coverage) satisfactory to the Agent and insure the Agent's interest (as agent for and on behalf of the Banks) under the applicable Deed of Trust as a valid first lien on the property encumbered by the Deed of Trust, subject only to Permitted Exceptions. If the Unit has previously been encumbered by an insured Deed of Trust, Borrower will have provided an endorsement to such Title Policy, in form satisfactory to the Agent, eliminating any Schedule B items that are not Permitted Exceptions with respect to Units included in Eligible Collateral.

                  (c) Start of Construction. Construction of the Unit has commenced at least to the Unit Construction Threshold.

                  (d) Distressed Improvement Districts. Any improvement or assessment district in which the Unit is located is not insolvent under applicable law or subject to any bankruptcy or similar proceedings if such situation, in the reasonable opinion of the Agent, would have a material adverse impact on development of Units or directly or indirectly cause the Approved Subdivision in which the Unit is to be built to be subject to any suspension, disqualification, or disapproval by FHA, FNMA, VA, FHLMC, or any similar governmental or quasi-governmental agency that originates, purchases, insures or guarantees home mortgage loans, if the Approved Subdivision has been qualified with any such agency and Units in the Approved Subdivision are proposed to be sold with the benefits of such qualification.

                  (e) Limitations. After giving effect to the addition of such Unit to Eligible Collateral, the limitations and restrictions on Eligible Collateral in Article 4 are not violated.

                  (f) Other Items. Borrower shall have provided to the Agent such other agreements, documents, and instruments as the Agent may reasonably request.
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                  (g) Other  Actions.  Borrower  shall have performed such other actions as the Agent may reasonably request.

         5.7 Additional Conditions Precedent to All Advances Against Eligible Collateral. Notwithstanding the other provisions of this Article 5, the Banks will only be obligated to make Advances against Eligible Collateral if Borrower, at Borrower's sole cost and expense, shall have delivered to the Agent each of the following items, unless otherwise directed by all of the Banks. However, with respect to items specified as only being required if requested by the Agent, the Agent may determine in its discretion as to whether or not to require such items, and Borrower shall only be required to provide such items if so requested. Borrower, at Borrower's sole cost and expense, shall also have satisfied the following conditions precedent, unless otherwise waived by all of the Banks. Each of the items required by this Section must be satisfactory to the Agent in its sole and absolute discretion and each of the conditions precedent required to be satisfied pursuant to this Section must be satisfied, as determined by the Agent in its sole and absolute discretion:

                  (a) Representations and Warranties Accurate. The representations and warranties by Borrower to any of the Banks shall be correct in all material respects on and as of the date of such Advance, both before and after giving effect to such Advance, other than matters disclosed by Borrower to the Agent and the Banks and approved by all of the Banks in their absolute and sole discretion.

                  (b) Defaults. No Event of Default or Unmatured Event of Default shall have occurred and be continuing on the date of such Advance, both before and after giving effect thereto.

                  (c) Other Conditions Precedent. Borrower shall have satisfied all conditions precedent in Sections 5.1, 5.2, 5.3, 5.4, 5.5, and 5.6, as applicable.

                  (d) Inspection Report. The Agent shall not have received written evidence from the Agent's inspectors or from the Agent's employees performing inspections for the Agent (i) that construction of any Unit constituting Eligible Collateral does not comply with the respective Unit Plans and Specifications in all material respects; and
         (ii) that Borrower has not completed each such Unit to the stage reported on the most recent Borrowing Base Report received by the Agent.

                  (e) Lien Waivers. If requested by the Agent, Borrower shall have provided the Agent with invoices and vouchers for the work for which the Advance is requested and lien waivers for all work covered by prior Advances. Such lien waivers may be conditional, so long as the only condition is receipt of payment for the work and Borrower includes with the conditional lien waiver a copy of the canceled check for payment or other evidence of payment.

                  (f) Approvals and Inspections by Governmental Authorities. If requested by the Agent, all inspections and approvals by Governmental Authorities required for the stage of completion of each Unit shall have been obtained and the Agent shall have received satisfactory evidence thereof or will have been provided access thereto satisfactory to the Agent, or shall have obtained such evidence upon inspection of the Approved Subdivision.

                  (g) Payment of Costs, Expenses, and Fees. All costs, expenses, and fees due to be paid by Borrower on or before the date of the Advance under the Loan Documents shall have been paid in full.

                  (h) Draw Request. Borrower shall have delivered to the Agent a Draw Request for such Advance.

                  (i) Limit on Total Outstanding. After giving effect to the requested Advance, the Outstanding Borrowings shall not exceed the Available Commitment and no remargining payment shall be required under
         Section 2.9.

         5.8 Special Conditions to Funding; Funding Procedures. Any other provision of this Agreement to the contrary notwithstanding:

                  (a) Special Conditions Precedent. Borrower shall not be entitled to any Advance under this Agreement, if the effect of the Advance would cause the Outstanding Borrowings to exceed $150,000,000, unless and until each of the following conditions precedent has been satisfied, as determined by the Agent:

                           (i) Deeds of Trust (or  amendments to existing  Deeds
                  of Trust) will have been recorded, and the Agent will have received evidence of the completion of all such recordings as are necessary or appropriate to establish and confirm the perfection and continuing first lien priority position of the Deeds of Trust on the Collateral as security for the full amount of the Commitment, subject only to Permitted Exceptions.

                           (ii) The Agent will have received the following:  (A)
                  irrevocable commitments of Title Companies approved by the Agent to issue ALTA Extended Lenders' Coverage Title Insurance Policies (or to issue endorsements to existing Title Policies) with respect to all of the Collateral in such form, in such amounts, and with such endorsements as the Agent may require, insuring that the Liens and Encumbrances of the Banks on the Collateral are and continue in first lien position subject only to Permitted Exceptions; and (B) aggregation and other agreements from such Title Companies with respect to future policies of title insurance, as the Agent may require.

                           (iii) The Agent will have received  evidence that the
                  security interests of the Agent and the Banks in all personal property Collateral of Borrower are and continue to be of first priority, except as otherwise permitted by this Agreement.

         Borrower  agrees  to cause  each of the  conditions  precedent  in this
         Section 5.8 to be fully satisfied as soon as reasonably possible following the Effective Date but in any event within 30 days following the Effective Date (or such longer period not to exceed 90 days following the Effective Date, as the Agent may, in its reasonable discretion permit), and a breach of this covenant shall be deemed to be an Event of Default.

                  (b) Funding Procedures. Until such time as the conditions precedent in Section 5.8(a) have been fully satisfied (unless waived by all of the Banks), those items of Collateral that are entitled to be
         included  in  the  Borrowing  Base  as  Eligible   Collateral  and  the
         Collateral Value of the
                                       66
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         Borrowing Base (and thus the amount of the Available  Commitment) shall be determined in accordance with the terms and conditions of the Original Loan Agreement (with, however, the percentages in Section 3.7.5(e)(v) of the Original Loan Agreement for determining the Maximum Allowed Advance for Land Projects being 50% not 60%). Borrower understands and confirms that all of the provisions of this Agreement, including the Financial Covenants, other than provisions relating to funding that are directly affected by the preceding sentence, are fully effective as of the Effective Date.

Upon satisfaction of the conditions precedent in this Section 5.8, as determined by the Agent in its sole and absolute discretion, the provisions of this Section
5.8 shall no longer be applicable.

         5.9 Verification and Other Matters Relating to Conditions Precedent . Borrower authorizes the Agent and the Agent reserves the right, in its absolute and sole discretion, to verify any documents and information submitted to it in connection with this Agreement. Delay or failure by the Agent, or the Agents, as the case may be, to insist on satisfaction of any condition precedent will not be a waiver of such condition precedent or any other condition precedent. The making of an Advance by the Agent will not be deemed a waiver by the Agent or any Bank of the occurrence of an Event of Default or an Unmatured Event of Default.


                                    ARTICLE 6
                     BORROWER REPRESENTATIONS AND WARRANTIES

         6.1 Representations and Warranties. Borrower represents and warrants to the Agent and the Banks as of the Effective Date and as of the various other dates specified in this Agreement on which such representations and warranties are to be accurate, complete, and correct the following:

                  (a) Corporate Authorization. Borrower is a Delaware corporation validly existing and in good standing under the laws of Delaware, Arizona, California, and each other state in which Borrower conducts business, and Borrower has the requisite power and authority to execute, deliver, and perform the Loan Documents. The execution, delivery, and performance by Borrower of the Loan Documents have been duly authorized by all requisite action by Borrower and do not conflict with, or result in a violation of or a default under the certificate of incorporation and bylaws of Borrower. Borrower's headquarters and principal place of business is presently located in Scottsdale, Arizona. Borrower has all requisite power and authority to own its assets and to carry on its business.

                  (b) No Approvals, etc. No approval, authorization, bond, consent, certificate, franchise, license, permit, registration, qualification, or other action or grant by or filing with any Governmental Authority or other Person (including pursuant to or in connection with the Bankruptcy Plan or the Bankruptcy Order) is required in connection with the execution, delivery, or performance (other than performance which is not yet due) by Borrower of the Loan Documents.

                  (c) No Conflicts. The execution, delivery, and performance by Borrower of the Loan Documents will not conflict with, or result in a violation of or a default under, (I) any applicable law, ordinance, regulation, or rule (federal, state, or local); (ii) any judgment, order, or decree of any arbitrator, other private adjudicator, or Governmental Authority to which Borrower is a party or by which Borrower or any of the assets of Borrower is bound, including the Bankruptcy Plan or the Bankruptcy Order; (iii) any of the Approvals and Permits; or (iv) any agreement, document, or instrument to which
         Borrower is a party or by which Borrower or any of the assets of Borrower is bound. Borrower has reviewed all of the provisions of the Indebtedness of Borrower which may affect Borrower's ability to enter into this Agreement, incur the Obligations and obtain Advances or Letters of Credit hereunder, and none of the terms and conditions of such existing Indebtedness will be violated by Borrower entering into this Agreement, incurring indebtedness hereunder, and performing its obligations under the Loan Documents. Neither the Senior Notes nor the Qualifying Subordinated Indebtedness is secured by any of the Collateral. Both before and after giving effect to the changes provided for in this Agreement, all Qualifying Subordinated Indebtedness is fully subordinated to the Obligations in right of payment, and no principal or interest is payable on such Qualifying Subordinated Indebtedness except as permitted by this Agreement. This Agreement
         constitutes   "Exit   Financing"   for   purposes  of  the   Qualifying
         Subordinated Indebtedness. To the extent of the increase in the Commitment Amount hereunder from $150,000,000 to $170,000,000, this Agreement constitutes a "replacement"of the Master Revolving Line of Credit Construction Loan Agreement, dated November 6, 1995, between Borrower and Bank of America Arizona for purposes of the definition of "Exit Financing" in the Qualifying Subordinated Indebtedness. If requested by the Agent, Borrower will promptly obtain written confirmations from the trustees and holders of Qualifying Subordinated Indebtedness, to the extent held by either DMB (as defined in Section 10.1(h)) or AEW (as defined in Section 10.1(i)), of the foregoing representations and warranties. If requested by the Agent, Borrower will also promptly obtain written confirmations from the trustees and holders of any other Qualifying Subordinated Indebtedness of the foregoing representations and warranties; provided, however, that if Borrower is not able to obtain such confirmations from such other holders and trustees (or if Borrower elects not to request such confirmations from the holders and trustees notwithstanding that such confirmations have been requested by the Agent), Borrower shall not be in default; however, the Qualifying Subordinated Indebtedness as to which the confirmations have not been obtained will no longer be considered as Qualifying Subordinated Indebtedness. Borrower has made all mathematical computations and other determinations pursuant to all Indebtedness of Borrower with respect to the incurrence by Borrower of the Obligations, and such incurrence of the Obligations does not violate any terms, conditions, or covenants with respect to any such other Indebtedness.

                  (d) Execution and Delivery and Binding Nature of Borrower Loan Documents. The Loan Documents have been duly executed and delivered by or on behalf of Borrower. The Loan Documents are legal, valid, and binding obligations of Borrower, enforceable in accordance with their terms against Borrower, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization, or similar laws and by equitable principles of general application.

                  (e)  Accurate   Information.   All  information  in  any  loan
         application, financial statement (other than financial projections), certificate, or other document, and all other information delivered by or on behalf of Borrower to the Agent or any of the Banks in connection with this transaction is correct and complete in all material respects as of the date thereof, and there are no omissions from any such information that result in any such information being materially incomplete, incorrect, or misleading as of the date thereof. Borrower has no knowledge of any material change in any such information. All financial statements (other than financial projections) heretofore delivered to the Agent and/or the Banks by Borrower were prepared in accordance with the requirements in
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
         Section 7.4 and accurately present the financial conditions and results of operations as at the dates thereof and for the periods covered thereby in all material respects. All financial projections have been and will be prepared in accordance with the requirements of this Agreement, will be complete in all material respects as of the date thereof, and will be based on Borrower's best good faith estimates, compiled and prepared with due diligence, of the matters set forth therein. Since the Effective Date, no Material Adverse Change has occurred.

                  (f) Purpose of Advances. The purpose of each Advance is as set forth in Section 2.2(b). The purpose of Advances is a business purpose and not a personal, family, or household purpose.

                  (g)    Legal    Proceedings,    Hearings,    Inquiries,    and
         Investigations. Except as disclosed to the Agent in writing prior to the date of this Agreement:

                           (i) No legal proceeding, individually or in the aggregate with related proceedings, involving a sum of $500,000 or more, is pending or, to best knowledge of Borrower, threatened before any arbitrator, other private adjudicator, or Governmental Authority to which Borrower is a party or by which Borrower or any assets of Borrower may be bound or affected that if resolved adversely to Borrower could result in a Material Adverse Change;

                           (ii) No hearing,  inquiry, or investigation  relating
                  to Borrower or any assets of Borrower is pending or, to the best knowledge of Borrower, threatened by any Governmental Authority that if resolved adversely to Borrower could result in a Material Adverse Change; and

                           (iii) There are no suits, actions or proceedings pending or threatened against Borrower or Affiliates of Borrower under any RICO Related Law.

                  (h) No Event of Default or Unmatured Event of Default; Financial Covenant Compliance. No Event of Default and no Unmatured Event of Default has occurred and is continuing. Borrower is in compliance with each of the Financial Covenants as set forth in this Agreement.

                  (i) Approvals and Permits;  Assets and Property.  Borrower has
         obtained and there are in full force and effect all Approvals and Permits presently necessary for the conduct of the business of Borrower, and Borrower owns, leases, or licenses all assets necessary for conduct of the business and operations of Borrower (including, without limitation, any Option/Purchase Agreement), except as otherwise permitted pursuant to this Agreement, except for any failure to obtain and maintain in full force and effect any Approval or Permit or any failure to own, lease or license such assets that would not, individually or in the aggregate, (i) be materially adverse to the business, properties, assets, operations or condition (financial or otherwise) of Borrower or (ii) materially and adversely affect any A&D Projects, Units, Lots or other property that is at any time included as Eligible Collateral. The assets of Borrower are not subject to any Liens and Encumbrances, other than (A) the Liens and Encumbrances created pursuant to this Agreement; (B) the Permitted Exceptions with respect to property encumbered by a Deed of Trust; and (C) with respect to other assets of Borrower that are not encumbered by a Deed of Trust, Liens and Encumbrances that have been taken into account in the preparation of financial statements and reports of Borrower delivered to the Agent. To the extent Borrower makes or intends to make sales of Units prior to the issuance of any applicable public reports, Borrower has, and will at all times maintain, all special exemption orders and other approvals and permits that are necessary or appropriate.

                  (j)  Impositions.  Except as otherwise  permitted  pursuant to
         Section 7.6, Borrower has filed or caused to be filed all tax returns (federal, state, and local) required to be filed by Borrower and has paid all Impositions and other amounts shown thereon to be due (including, without limitation, any interest or penalties) except for any failure to so file or to so pay that would not, individually or in the aggregate, be materially adverse to the business properties, assets, operations or condition (financial or otherwise) of Borrower.

                  (k) ERISA.

                           (i) Neither the execution and delivery of this Agreement by Borrower, the borrowings hereunder, the performance by Borrower of the Obligations nor the consummation of any of the other transactions contemplated by this Agreement constitutes or will constitute a "prohibited transaction" within the meaning of Section 4975 of the Code or
                  Section 406 of ERISA. Borrower has delivered to the Agent a complete and correct list of any "employee benefit plan" (within the meaning of Section 3(3) of ERISA) with respect to which Borrower or any Person which is under "common control" with Borrower (within the meaning of Section 414(b) or (c) of the Code or Section 4001(b) of ERISA) (an "ERISA Affiliate") is a "party in interest" (a "Plan").

                           (ii) Each Plan is in  compliance in all respects with
                  applicable provisions of ERISA, the Code and applicable foreign law. The Borrower and each ERISA Affiliate have made all contributions to the Plans required to be made by it.

                           (iii) Except for  liabilities  to make  contributions
                  and to pay Pension Benefit Guaranty Corporation (or any successor thereto) ("PBGC") premiums and administrative costs, neither Borrower nor any ERISA Affiliate of Borrower has incurred any material liability to or on account of any Plan under applicable provisions of ERISA, the Code or applicable foreign law, and no condition exists which presents a material risk to Borrower or any ERISA Affiliate of Borrower of incurring any such liability. No domestic Plan has an "accumulated funding deficiency" (within the meaning of
                  Section 412 of the Code), whether or not waived, and no foreign Plan is in violation of any funding requirements imposed by applicable foreign law. None of Borrower, any ERISA Affiliate of Borrower, the PBGC or any other Person has instituted any proceedings or taken any other action to terminate any Plan.

                           (iv)  The  actuarial  present  value  of all  accrued
                  benefit liabilities under each domestic Plan and under each foreign Plan (based on the assumptions used in the funding of such Plan, which assumptions are reasonable, and determined as of the last day of the most recent plan year of such domestic Plan for which an annual report has been filed with the Internal Revenue Service or of such foreign Plan for which year-end actuarial information is available) did not exceed the current fair market value of the assets of such Plan as of such last day.
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
                           (v) None of the Plans is a  "Multiemployer  Plan" (as
                  defined  in  ERISA),   and  neither  Borrower  nor  any  ERISA
                  Affiliate of Borrower has contributed or been obligated to contribute to any Multiemployer Plan at any time within the preceding six years.

                           (vi)  Borrower  qualifies as an  "operating  company"
                  within the meaning of United States Department of Labor Regulations ss.2510.3-101(c). Pursuant to such regulations, the assets of Borrower are not "plan assets" of any employee benefit plan subject to the fiduciary responsibility requirements of ERISA. Accordingly, a loan to, or other financial transaction with, Borrower will not be deemed to be a prohibited loan or transaction under Section 406 of ERISA between any plans subject to the restrictions set forth in
                  Section 406 of ERISA and a party in interest with respect to such plan.

                  (l) Compliance with Law. Other than noncompliance with applicable building codes which is not material, is not unusual in the ordinary course of business, and is correctable (and is in the process of being corrected) by Borrower, none of Borrower, the Approved Subdivisions, the Units, the A&D Projects, the Off-Site Improvements, or the Finished Lots is in violation of any law, ordinance, regulation, or rule (federal, state, or local).

                  (m) Unit Budgets, Unit Plans and Specifications, and Construction Contracts. Each Unit Budget (as updated from time to time) contains all costs, expenses, and fees anticipated to be incurred by Borrower in connection with the respective type of Unit. The Unit Plans and Specifications and related working drawings are an accurate and complete description of the Unit. The construction contracts relating to the construction of the Unit provide for all work and materials anticipated to be necessary to construct and all payments necessary to pay for the construction of the Unit.

                  (n) A&D Project Budgets, A&D Project Plans and Specifications, and Construction Contract(s). Each A&D Project Budget (as updated from time to time) contains all costs, expenses, and fees anticipated to be incurred by Borrower in connection with acquisition of the A&D Project and, if applicable, construction of the Off-Site Improvements. The A&D Project Plans and Specifications and related working drawings for each Development Project are and will be an accurate and complete description, in all material respects, of the Off-Site Improvements in that Development Project. The construction contracts relating to the construction of the Off-Site Improvements provide for all work and materials anticipated to be necessary to construct and all payments necessary to pay for the construction of the Off-Site Improvements.

                  (o) Environmental Matters. To the best of Borrower's knowledge and except for matters (i) disclosed to the Agent in writing pursuant to the questionnaires, information, reports, and certificates delivered pursuant to this Agreement and the Environmental Policy and (ii) consented to by the Agent in accordance with the Environmental Policy, and except for matters otherwise disclosed by Borrower to the Agent in writing prior to the Effective Date and approved by the Agent in accordance with the Environmental Policy, neither Borrower nor any of the Collateral is in violation of any Environmental Laws (as defined in the Environmental Agreement), or subject to any existing, pending, or
         to  Borrower's   knowledge,   any  threatened   investigation   by  any
         Governmental Agency under any Environmental Laws. Borrower hereby acknowledges that the Agent has made a written request of Borrower for information concerning the environmental
                                       71
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         condition of the Collateral,  including,  without  limitation,  (A) the
         presence,   alleged  presence  or  threatened   presence  of  Hazardous
         Substances (as defined in the Environmental Agreement) on, under, in, or about any of the Collateral or property adjacent to the Collateral;
         (B) the release, alleged release or threatened release of Hazardous Substances on, under, in, from, or about any of the Collateral or property adjacent to the Collateral; or (C) the presence of any underground storage tank on any real property constituting Collateral. Borrower has no actual knowledge or notice of the presence, alleged presence, threatened presence, release, alleged release, or threatened release of Hazardous Substances on, under, in, from, or about the Collateral or property adjacent to any of the Collateral, except as has been disclosed to the Agent in writing. As used herein, the term "release" has the meaning assigned to such term in any applicable state or federal law.

                  (p) Special  Representations  and   Agreements   Relating   to
         Collateral.

                           (i)  Ownership.   Except  as  permitted  pursuant  to
                  Section 7.3(b), Borrower is and will at all times be the legal and equitable owner of the Collateral, free and clear of all Liens and Encumbrances, except for Deeds of Trust encumbering such Collateral and the Permitted Exceptions.

                           (ii) Authority to Encumber. Borrower has, and will continue to have, the full right and authority to encumber all of the Collateral, including each of the Units and A&D Projects included or to be included in Eligible Collateral.

                           (iii) Condominium. Each condominium Unit encumbered by a Deed of Trust and included in Eligible Collateral has been properly annexed into the declaration and all other instruments creating and governing the condominium project, except with respect to Units which, pursuant to applicable Requirements of any Governmental Authority, may not be annexed into the declaration and such other instruments until the commencement of construction or the sale of Units, in which case each such Unit will be so annexed as soon as permitted pursuant to such applicable Requirements.

                           (iv) Validity of the Lien and Encumbrance  Created by
                  each Deed of Trust. The Lien and Encumbrance created by each Deed of Trust is (A) legal, valid, binding and enforceable and
                  (B) is first priority except for Permitted Exceptions.

                  (q) Full Disclosure. There is no material fact that Borrower has not disclosed to the Agent and the Banks which could cause a Material Adverse Change with respect to Borrower or any subsidiaries of Borrower. Neither the financial statements nor any other certificate or document delivered herewith or heretofore by Borrower to the Agent or any of the Banks in connection with negotiations of this Agreement and the Loan Documents contains any untrue statement of material fact or omits to state any material fact necessary to keep the statements contained herein and therein from being untrue or misleading.

                  (r) Use of Proceeds; Margin Stock. The proceeds of the Advances will be used by Borrower solely for the purposes specified in this Agreement. None of such proceeds will be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U or G of the Board of Governors of the Federal Reserve System (12 C.F.R.
         Part 221 and 207), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry margin
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
         stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U or G. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock. Neither Borrower nor any Person acting on behalf of Borrower has taken or will take any action which might cause any Loan Documents to violate Regulation U or G or any other regulations of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934, or any rule or regulation thereunder, in each case as now in effect or as the same may hereafter be in effect. Borrower and Borrower's subsidiaries own no "margin stock".

                  (s) Governmental Regulation. Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, the Interstate Commerce Act (as any of the preceding have been amended), or any other law which regulates the incurring by Borrower of indebtedness, including but not limited to laws relating to common or contract carriers or the sale of electricity, gas, steam, water, or other public utility services.

         6.2 Representations and Warranties Upon Requests for Advances. Each request for an Advance will be a representation and warranty by Borrower to the Agent and the Banks that the representations and warranties of Borrower in this
Article 6 and elsewhere in the Loan Documents are correct and complete as of the date of the Advance request and as of the date that the Advance is made, except as otherwise disclosed to the Agent and the Banks and approved by all of the Banks, in their sole and absolute discretion, and that the conditions precedent in Article 5 are satisfied as of the date of the Advance.

         6.3 Representations and Warranties Upon Delivery of Financial Statements, Documents, and Other Information. Each delivery by Borrower of financial statements, other documents, or information after the date of this Agreement (including, without limitation, documents and information delivered in obtaining an Advance) will be a representation and warranty to the Agent and the Banks that such financial statements, other documents, or information (other than financial projections) are correct and complete in all material respects, that there are no material omissions therefrom that result in such financial statements, other documents, or information being materially incomplete, incorrect, or misleading as of the date thereof, and that such financial statements accurately present the financial condition and results of operations of the subject thereof as at the dates thereof and for the periods covered thereby. Each delivery by Borrower of financial projections is a representation and warranty to the Agent and the Banks that such financial projections have been prepared in accordance with the requirements in this Agreement, are complete in all material respects as of the date thereof, and are based on Borrower's best good faith estimates, compiled and prepared with due diligence, of the matters set forth therein.


                                    ARTICLE 7
                         BORROWER AFFIRMATIVE COVENANTS

         Until the Commitment terminates in full, all Letters of Credit expire, all Reimbursement Amounts are paid, and the Obligations are otherwise paid and performed in full, Borrower agrees to be bound by and to perform each of the covenants in this Article 7 unless all of the Banks otherwise agree in writing in their absolute and sole discretion (except to the extent discretion is given in this Article 7 to the Agent, a Bank Majority, or a Bank Supermajority with respect to a particular matter, in which case the Agent, a Bank
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
Majority, or a Bank Supermajority, as the case may be, may determine whether or not to require compliance with such matter).

         7.1 Corporate Existence. Borrower will continue to be validly existing, and in good standing as a corporation under the law of the State of Delaware. Borrower will continue to be qualified to do business as a foreign corporation, in good standing, under the laws of Arizona, California, and each other state in which the nature of the activities of Borrower requires such qualification.

         7.2 Books and Records; Access. Borrower will maintain a standard, modern system of accounting (including, without limitation, a single, complete, and accurate set of books and records of its assets, business, financial condition, operations, prospects, and results of operations) in accordance with GAAP. Borrower will also maintain complete and accurate records regarding the acquisition, development and construction of Units and A&D Projects, including, without limitation, all construction contracts, architectural contracts, engineering contracts, field and inspection reports, applications for payment, estimates and analyses regarding construction costs, names and addresses of all contractors and subcontractors performing work or providing materials or supplies with respect to the development and construction of Units and A&D Projects, invoices and bills of sale for all costs and expenses incurred by contractors and subcontractors in connection with the development and construction of Units and A&D Projects, payment, performance and other surety bonds (if applicable), releases and waivers of lien for all such work performed and materials supplied, evidence of completion of all inspections required by any Governmental Authority, certificates of substantial completion, notices of completion, surveys, as-built plans, Approvals and Permits, Purchase Contracts, escrow instructions, records regarding all sales of Units and Finished Lots, and all other documents and instruments relating to the acquisition, development, construction and/or sale of Units and of A&D Projects. Books and records required to be maintained by Borrower pursuant to this Section shall be maintained for a period of time following payment in full of the Obligations at least equal to the statute of limitations period within which the Agent and/or the Banks would be entitled to commence an action with respect to the Obligations, except that books and records with respect to Collateral that has been released need only be retained for a period of 2 years following the date of release. During business hours Borrower will give representatives of the Agent and the Banks access to all assets, property, books, records, and documents of Borrower and will permit such representatives to inspect such assets and property and to audit, copy, examine, and make excerpts from such books, records, and documents. Upon request by the Agent, Borrower will provide the Agent with copies of the reports, documents, agreements, and other instruments described in this Section. Borrower will also provide any Bank with copies of the reports, documents, agreements, and other instruments described in this Section, as reasonably requested by such Bank.

         7.3  Special Covenants Relating to Collateral.

                  (a) Defense of Title. Borrower will defend the Collateral, the title and interest therein of Borrower represented and warranted in each Deed of Trust, and the legality, validity, binding nature, and enforceability of each Lien and Encumbrance contained in each Deed of Trust and the first priority of each Deed of Trust against all matters, including, without limitation, (i) any attachment, levy, or other seizure by legal process or otherwise of any or all Collateral; (ii) except for Permitted Exceptions, any Lien or Encumbrance or claim thereof on any or all Collateral; (iii) any attempt to foreclose, conduct a trustee's sale, or otherwise realize upon any or all Collateral under any Lien or Encumbrance, regardless of whether a Permitted Exception and regardless of whether junior or senior to the Deed of Trust; and (iv) any claim questioning the legality, validity,
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
         binding nature, enforceability, or priority of any Deed of Trust. Borrower will notify the Agent and the Banks promptly in writing of any of the foregoing and will provide such information with respect thereto as the Agent or any of the Banks may from time to time request.

                  (b) No Encumbrances. Borrower will not sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber, any of the Collateral covered by the Deeds of Trust or any interest therein or any fixtures thereof or proceeds thereof, except for (i) the Permitted Exceptions; (ii) sales and transfers in connection with releases permitted pursuant to Section 2.8; and (iii) with respect to Units and Finished Lots located in Arizona, a transfer of legal title to such Units or Finished Lots to a title company pursuant to a single beneficiary trust wherein such title company holds bare legal title and Borrower, as sole beneficiary, holds all equitable title subject to the Lien and Encumbrance of the applicable Deed of Trust.

                  (c) Further Assurances. Borrower will execute and deliver such further instruments and will do and perform all matters and things necessary or expedient to be done or performed for the purpose of effectively creating, maintaining and preserving the Collateral and the Liens and Encumbrances of the Banks on such Collateral.

                  (d) Utilities. Borrower will provide or cause to be provided all telephone service, electric power, storm sewer (if required), sanitary sewer (if required) and water facilities for each Finished Lot and each Unit included in Eligible Collateral, and such utilities will be adequate to serve such Units and Finished Lots. No condition will exist to affect Borrower's right to connect into and have adequate use of such utilities, except for the payment of normal connection charges or tap charges and except for the payment of subsequent charges for such services to the utility supplier.

                  (e) Contracts. Borrower will perform all of Borrower's obligations under any contracts and agreements relating to the construction of Units and Off-Site Improvements and will pay all amounts thereunder as and when due, except to the extent such amounts are contested in accordance with the definition of "Permitted Exceptions". Borrower will be the sole owner of all Unit Plans and Specifications or, to the extent that Borrower is not the sole owner of such Unit Plans and Specifications, Borrower will have the unconditional right to use such Unit Plans and Specifications in connection with the construction of Units. The Agent and the Banks will not be restricted in any way in use of such Unit Plans and
         Specifications in connection with the construction of any Units, and Borrower will obtain all consents and authorizations necessary for the use of such Unit Plans and Specifications by the Agent and/or the Banks. Borrower will be the sole owner of all A&D Project Plans and Specifications or, to the extent that Borrower is not the sole owner of such A&D Project Plans and Specifications, Borrower will have the unconditional right to use such A&D Project Plans and Specifications in connection with the construction of A&D Projects. The Agent and the Banks will not be restricted in any way in use of such A&D Project Plans and Specifications in connection with the construction of any Off-Site Improvements, and Borrower will obtain all consents and authorizations necessary for the use of such A&D Project Plans and Specifications by the Agent and the Banks.

                  (f) No Residential Use. Approved Subdivisions and all Units from time to time encumbered by a Deed of Trust are held only for construction and eventual sale to its first occupant upon or after release from the lien of the applicable Deed of Trust. Borrower (i) represents and warrants that Borrower has no intent to ever occupy any Unit as a residence or to lease or otherwise permit such occupancy of a Unit, and (ii) agrees that Borrower will never so occupy, lease or permit occupancy of any Unit by Borrower; provided, however, that Borrower may use and occupy Model Units solely for the purpose of maintaining a sales office and displaying such Units to prospective purchasers of Units, and provided, further, that on a limited and occasional basis, in the ordinary course of Borrower's business, Borrower may permit the purchaser under a Purchase Contract to occupy the Unit for not more than 15 days prior to closing.

                  (g) Flood  Insurance.  Unless  insurance  in  accordance  with
         Section 7.8(c) will first have been obtained, no Unit in an Approved Subdivision will be located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968.

                  (h) Compliance with Permitted Exceptions. Borrower will keep and maintain in full force and effect all restrictive covenants, development agreements, easements and other agreements with Governmental Authorities and other Persons that are necessary or desirable for the use and occupancy of each Approved Subdivision and A&D Project and the sale of Units and Finished Lots therein. Borrower will not default in any material respect under any such covenants, development agreements, easements and other agreements and will diligently enforce its rights thereunder.

                  (i) Model Complexes. With respect to each Approved Subdivision in which Borrower is constructing or marketing Units, unless otherwise agreed by the Agent, Borrower will maintain an active complex of Model Units representing some of the Unit type(s) available for sale in such Approved Subdivision and, except for Sale and Leaseback Transactions involving Model Units, as to which the provisions of Section 2.8(a)(iv) apply, will grant to the Agent, as agent for the Banks, a first priority Deed of Trust covering such Model Units which will not be subject to release until such time as there are less than 10 unsold Lots remaining in such Approved Subdivision that are owned by Borrower or which Borrower is entitled to acquire pursuant to an Option/Purchase Agreement.

                  (j) Title Policy Endorsements. If required by the Agent in its reasonable discretion, Borrower will have provided (i) such continuation endorsements and date down endorsements to the Title Policies, in form and substance satisfactory to the Agent in its absolute and sole discretion, as the Agent determines necessary to insure the priority of the Deeds of Trust as valid first liens on the Collateral; or (ii) an unconditional and irrevocable written commitment by the Title Company to issue such endorsements. Borrower agrees to furnish to the Title Company such surveys and other documents and information as the Agent or the Title Company may require for the Title Company to issue such endorsements.

                  (k) Improvement Districts. Without obtaining the prior written consent of the Agent, Borrower will not consent to, or vote in favor of, the inclusion of all or any part of the Collateral in any community facilities district formed pursuant to the Community Facilities District Act, ARS Section 48-701, et seq., as amended from time to time, or any other improvement district. Borrower will give immediate notice to the Agent of any notification or advice that Borrower may receive from any municipality or other third party of any intent or proposal to include all or any part of the Collateral in a community facilities district or other improvement district. Upon prior written notice to Borrower, the Agent shall have the right to file a written objection to the inclusion of all or any part of the Collateral in a community facilities district or other improvement district, either in its
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
         own name or in the name of Borrower, and to appear at, and participate in, any hearing with respect to the formation of any such district.

         7.4 Information and Statements. Borrower will furnish to the Agent and the Banks:

                  (a) Annual Reports. Within 105 days after the close of each fiscal year of Borrower (unless a different time is specified) the following:

                           (i) Annual Statements of Borrower. (A) an unqualified, audited financial statement of Borrower certified by one of the "Big Six" accounting firms or other nationally recognized independent certified public accountants, reasonably acceptable to the Agent, prepared in accordance with GAAP on a consolidated basis, including balance sheets as of the end of such fiscal year and statements of income and retained earnings and a statement of cash flows, and setting forth in comparative form the balance sheet, income statement, retained earnings and cash flow figures for the preceding fiscal year, and (B) unaudited financial statements, prepared in accordance with GAAP (excluding footnotes) on a consolidating basis for Borrower, including balance sheets as of the end of such fiscal year and statements of income. Borrower shall also provide to the Agent and the Banks, when available, the management letter for Borrower prepared by the accounting firm in connection with such audit and Borrower's response thereto, if any.

                           (ii) Forecasts,  Business Plans, and Projections.  By
                  October 30 of each year, Borrower's Business Plan, including a consolidated balance sheet, statement of income and projection of cash flows.

                           (iii) Annual Variance  Analysis.  A variance analysis
                  comparing actual annual results versus the Business Plan for the fiscal year most recently ended, including an analysis of revenues, Unit closings and operating profits (by operating division) for such period, and such other items as are reasonably requested by Agent, together with a written explanation of material variances.

                           (iv)  Other  Reports.   Such  other  annual  reports,
                  documents, and schedules as the Agent or any of the Banks may reasonably request from time to time.

                  (b) Quarterly Reports.  The following quarterly reports,  each within 60 days after the close of the first 3 quarterly periods of each fiscal year, each of which (except for the reports referred to in clauses (ii) and (iv)) shall be certified true, complete, and materially correct to the Banks by an authorized officer of Borrower:

                           (i) Quarterly Financial Statements. Unaudited financial statements for Borrower, on a consolidated and a consolidating basis, including balance sheets as of the end of such period, statements of income and, with respect to the consolidated financial statements only, a statement of cash flows, in each case for the portion of the fiscal year ending with such fiscal period. All consolidated balance sheets shall set forth in comparative form figures for the preceding year end. All such income statements shall reflect current period and year-to-date figures.
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
                           (ii) Quarterly Variance Analysis. A quarterly variance analysis comparing actual quarterly results versus projected quarterly results for the fiscal quarter most recently ended, including an analysis of revenues, Unit closings and operating profits (by operating division) for such period, and such other items as are reasonably requested by the Agent, together with a written explanation of material variances.

                           (iii) Quarterly Inventory Report. A report identifying Borrower's inventory of real estate operations, including A&D Projects and Units; such summary to include a delineation of sold or unsold items in each category.

                           (iv) Other  Reports.  Such other  quarterly  reports,
                  documents, and schedules as the Agent or any of the Banks may reasonably request from time to time.

                  (c) Monthly Reports. Within 30 days following the end of each Calendar Month, the following, each of which (except for the reports referred to in clauses (v) and (vi)) shall be certified true, complete, and materially correct to the Banks by an authorized officer of
         Borrower:

                           (i) Monthly Financial Statements. Unaudited financial
                  statements for Borrower, on a consolidated and a consolidating basis, including a balance sheet and income statement, in each case for the portion of the fiscal year ending with such fiscal period. All consolidated balance sheets shall set forth in comparative form figures for the preceding year end. All such income statements shall reflect current period and year-to-date figures.

                           (ii) Monthly Sales,  Closings,  and Backlog Report. A
                  sales, closings, and backlog report, effective as of the end of such Calendar Month, reflecting the number of Units then under construction pursuant to contracts for sale and the aggregate sales value of such Units upon completion thereof and showing sales and cancellation of sales of Units during the preceding Calendar Month and Units in progress as of the end of the preceding Calendar Month. Such report will contain such detailed information as the Agent may reasonably require.

                           (iii) Gross Profit Analysis. An analysis of gross profit for each Approved Subdivision as of the end of such Calendar Month, and cumulatively for the fiscal year.

                           (iv) Inventory Report. A report identifying Borrower's inventory of real estate operations, including A&D Projects and Units; such summary to include a delineation of sold or unsold items in each category.

                           (v) Monthly  Variance  Analysis.  A monthly  variance
                  analysis, comparing actual monthly results versus projected monthly results for the month most recently ended, including an analysis of revenues, Unit closings and operating profits (by operating division) for such period, and such other items as are reasonably requested by the Agent, together with a written explanation of material variances.

                           (vi) Other Reports. Such other monthly reports, documents, and schedules as the Agent or any of the Banks may reasonably request from time to time.
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                  (d) Semi-Monthly  Reports. The Collateral Inventory Report and
         the Collateral Certificate when required by this Agreement.

                  (e) Notice of Certain Events. Promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, affecting Borrower (i) which, if determined adversely to Borrower, could reasonably be expected to have a Material Adverse Change or (ii) in which liability in excess of $2,500,000.00 (in the aggregate with respect to any action, suit or proceeding) is claimed and alleged against Borrower.

                  (f) Environmental Incident Reports. As soon as possible and in any event within 10 days after receipt by Borrower, a copy of (i) any written notice or claim to the effect that Borrower is or may be liable to any Person as a result of the release of any toxic or hazardous waste or substance into the environment, and (ii) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by Borrower which, in the case of either (i) or (ii), could reasonably be expected to cause a Material Adverse Change or could result in liability to Borrower or any guarantor in excess of $2,500,000.00 (in the aggregate with respect to any notice or claim).

                  (g) Financial Covenant Compliance Information. All annual financial reports pursuant to Section 7.4(a)(i) and all quarterly financial reports pursuant to Section 7.4(b)(i) will also be accompanied by a Compliance Certificate in the form of Exhibit C signed by an authorized officer of Borrower. Notwithstanding anything in this Agreement to the contrary, Borrower will be required to timely deliver such financial information as may be necessary to promptly and accurately calculate any financial ratio or covenant required under this Agreement even if such information is not specifically enumerated herein. Any review of any financial statements provided by Borrower used to test any financial ratio or covenant will not waive the Agent's rights to require further review or audit of such information or any rights if such further review or audit indicates financial information contrary to the financial statements provided by Borrower.

                  (h) SEC Filings. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements (including Form 10-K and Form 10-Q, exclusive of exhibits unless otherwise requested by the Agent), and reports which Borrower is required by applicable law to send to its stockholders, and copies of all regular (except form S-8), periodic, and special reports, and all registration statements (exclusive of exhibits unless otherwise requested by the Agent) which Borrower is required to file with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange.

                  (i) Absorption Reports. At least twice in each calendar year, on dates specified by the Agent, an analysis by Approved Subdivision of the sales of Units in the Approved Subdivision during the immediately preceding six-month period and comparing those actual sales to the "absorption" used in the applicable existing Unit Appraisals for Units in each such Approved Subdivision. Upon receipt of the analysis from Borrower, the Agent shall prepare and promptly deliver to each of the Banks an absorption analysis in accordance with the Appraisal Policy.

                  (j) Other Items and Information. Such other information concerning Borrower, the Approved Subdivisions, Units and A&D Projects and the assets, business, financial condition,
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         operations,  prospects,  and results of  operations  of Borrower as the
         Agent or any of the Banks reasonably requests from time to time.

         7.5 Law; Judgments; Material Agreements; Approvals and Permits. Except for normal construction corrections occasioning temporary noncompliance which are corrected by Borrower with diligence and without substantial expense, Borrower will comply with all laws, ordinances, regulations, and rules (federal, state, and local) and all judgments, orders, and decrees of any arbitrator, other private adjudicator, or Governmental Authority relating to Borrower, any A&D Projects, any Approved Subdivisions, any Finished Lots, or any Units or the other assets, business, or operations of Borrower. Borrower will comply in all material respects with all material agreements, documents, and instruments to which Borrower is a party or by which Borrower, any A&D Projects, any Approved Subdivisions, any Finished Lots or any Units, or any of the other assets of Borrower are bound or affected. Borrower will comply with all Requirements (including, without limitation, as applicable, requirements of the Federal Housing Administration and the Veterans Administration) and all conditions and requirements of all Approvals and Permits. Borrower, at Borrower's expense, will obtain and maintain in effect from time to time all Approvals and Permits required for the business activities and operations then being conducted by Borrower and as may be required to enable it to comply with its obligations hereunder and under the other Loan Documents.

         7.6 Impositions and Other Indebtedness. Except for amounts being contested as provided in clause (b) of the definition of Permitted Exceptions, Borrower will pay and discharge (a) before delinquency all Impositions; (b) when due all lawful claims (including, without limitation, claims for labor, materials, and supplies), which, if unpaid, might become a Lien or Encumbrance upon any of its assets; and (c) all its other Indebtedness, when due (except as prohibited hereunder).

         7.7 Assets and Property. Borrower will maintain, keep, and preserve all of its assets (tangible and intangible) necessary or useful in the proper conduct of its business and operations in good working order and condition, ordinary wear and tear excepted.

         7.8  Insurance.   Borrower  will  obtain  and  maintain  the  following
insurance and will pay all related premiums as they become due:

                  (a) Property. Insurance of all Collateral against damage or loss by fire, lightning, and other perils, on an all-risks basis, such coverage to be in an amount not less than the full insurable value of such Collateral on a replacement cost basis. Such policy will be written on an all-risks basis, with no coinsurance requirement, and will contain a provision granting the insured permission to complete and/or occupy the Units or A&D Projects, as applicable.

                  (b) Liability. Commercial general liability insurance protecting Borrower, the Agent and the Banks against loss or losses from liability imposed by law or assumed in any agreement, document, or instrument and arising from bodily injury, death, or property damage with a limit of liability of not less than $1,000,000 per occurrence and $2,000,000 general aggregate. Also, "umbrella" excess liability insurance in an amount not less than $10,000,000 or such greater amount as the Agent may reasonably require. Such policies must be written on an occurrence basis so as to provide blanket contractual liability, broad form property damage coverage, and coverage for products and completed operations. Borrower shall also obtain and maintain business motor vehicle liability insurance protecting Borrower, the Agent and the Banks against loss or losses from liability
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
         relating to motor vehicles owned, non-owned, or hired and used by Borrower or its agents and employees, with a limit of liability of not less than $1,000,000 (combined single limit for personal injury (including bodily injury and death) and property damage).

                  (c) Flood. A policy or policies of flood insurance in the maximum amount of not less than $2,500,000 in the aggregate with respect to each Unit in an Approved Subdivision under the Flood Disaster Protection Act of 1973, as amended. This requirement will be waived with respect to Units in an Approved Subdivision upon presentation of evidence satisfactory to the Agent that no portion of the Unit in question is or will be located within an area identified by the U.S. Department of Housing and Urban Development as having special flood hazards.

                  (d) Worker's Compensation. Worker's compensation insurance disability benefits insurance and such other forms of insurance as required by law covering loss resulting from injury, sickness, disability, or death of employees of Borrower.

                  (e) Contractors. During the construction of any Unit or any Off-Site Improvements, any and all contractors and subcontractors will be required to carry liability insurance of the type and providing the minimum limits set forth below:

                           (i) Worker's Compensation. Worker's compensation insurance, disability benefits insurance and each other form of insurance which such contractor is required by law to provide, covering loss resulting from injury, sickness, disability or death of employees of the contractor who are located on or assigned to the construction of any Unit or Off-Site Improvements.

                           (ii)  Liability.   Comprehensive   general  liability
                  insurance coverage for:

                                    Property and Operations
                                    Products and Completed Operations
                                    Contractual Liability
                                    Personal Injury Liability
                                    Broad Form Property Damage (including
                                      completed operations)
                                    Explosion Hazard
                                    Collapse Hazard
                                    Underground Property Damage Hazard

                  Such  policy will have a limit of  liability  of not less than
                  $1,000,000   (combined   single  limit  for  personal  injury,
                  including bodily injury or death, and property damage).

                  (f) Earthquake. Insurance of not less than $2,500,000 in the aggregate against loss or damage by earthquake, if any Collateral is now, or at any time while the Obligations remain outstanding will be, situated in any area which is classified as a Major Damage Zone, Zones 3 and 4, by the International Conference of Building Officials or, with respect to Collateral located in California, situated in a "special geologic study area" as defined in the Alquist-Priolo Act.

                  (g) Additional Insurance. Such other policies of insurance as the Agent may reasonably request in writing.
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All policies for required  insurance will be in form and substance  satisfactory to the Agent in its absolute and sole discretion. Such insurance may be carried under blanket policies, so long as such policy provides the coverage for each Unit as provided in this Section 7.8 and otherwise complies with this Section
7.8. All required insurance will be procured and maintained in financially sound and generally recognized responsible insurance companies selected by Borrower and approved by the Agent. Deductibles under insurance policies required pursuant to this Section 7.8 will not exceed the amounts approved from time to time by the Agent. Such companies must be authorized to write such insurance in the states in which Collateral is located. Each company will be rated "A" or better by A.M. Best Co., in Bests' Key Guide, or such other rating acceptable to the Agent in the Agent's absolute and sole discretion. All property policies evidencing required insurance will name the Agent, as agent for the Banks, as first mortgagee and loss payee. All liability policies evidencing required insurance will name the Agent, as agent for the Banks, as additional insureds. The policies will not be cancelable as to the interests of the Agent due to the acts of Borrower. The policies will provide for at least 30 days prior written notice of the cancellation or modification thereof to be given to the Agent. A certified copy of each insurance policy or, if acceptable to the Agent in its absolute and sole discretion, certificates of insurance evidencing that such insurance is in full force and effect, will be delivered to the Agent, together with proof of the payment of the premiums thereof. Prior to the expiration of each such policy, Borrower will furnish the Agent evidence that such policy has been renewed or replaced in the form of the original or a certified copy of the renewal or replacement policy or, if acceptable to the Agent in its absolute and sole discretion, a certificate reciting that there is in full force and effect, with a term covering at least the next succeeding calendar year, insurance of the types and in the amounts required in this Section 7.8.

         7.9 ERISA.

                  (a) Borrower and the ERISA Affiliates each will take all actions and fulfill all conditions necessary to maintain any and all Plans in substantial compliance with applicable requirements of ERISA, the Code and applicable foreign law until such Plans are terminated, and the liabilities thereof discharged, in accordance with applicable law.

                  (b) No Plan will have any "accumulated funding deficiency" (within the meaning of Section 412 of the Code), which deficiency could materially adversely affect the business, earnings, prospects, properties or condition (financial or otherwise) of Borrower.

                  (c) Borrower and the ERISA Affiliates each will take and fulfill all actions and conditions necessary to maintain, and will maintain, substantial compliance of any and all employee benefit plans established or maintained, or to which contributions are made, by Borrower and the ERISA Affiliates with the requirements of ERISA and the rules and regulations adopted thereunder, in each case as in effect at the time.

                  (d) Borrower shall qualify at all times as an "operating company" pursuant to United States Department of Labor Regulation ss. 2510.3-101(c). Borrower shall act to ensure that the assets of Borrower are not "plan assets" of any employee benefit plan subject to the fiduciary responsibility requirements of ERISA, or, subject to receipt of prior notice by the Agent and the Agent's consent thereto, Borrower shall ensure that an exemption from Section 406 of ERISA is available to cover the loan transaction with respect to each portion thereof.
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         7.10 Special Covenants Relating to A&D Projects.

                  (a) Commencement and Completion of Off-Site Improvements. Borrower will cause construction of the Off-Site Improvements in a Development Project to be prosecuted and completed in good faith, with due diligence, and without delay, subject to acts of God, labor strikes and other force majeure events beyond the reasonable control of Borrower. The construction of the Off-Site Improvements in a Development Project will be commenced no later than the commencement date set forth in the construction schedule provided to the Agent in accordance with Section 5.4, and will be fully completed on or before the completion date set forth in such construction schedule, except for correction of minor punch list items. If requested by the Agent, Borrower will obtain the issuance of a letter of acceptance or other equivalent document from each applicable Governmental Authority regarding completion of the Off-Site Improvements and deliver a copy thereof to the Agent within a reasonable time after the completion date. Borrower will cause the Off-Site Improvements to be constructed
         (i) in a good and workmanlike manner; (ii) in compliance with all applicable Requirements; and (iii) unless otherwise consented to by the Agent in advance in writing in the absolute and sole discretion of the Agent, in accordance with the A&D Project Plans and Specifications without material deviation and within the limitations of the A&D Project Budget as modified from time to time. Upon demand by the Agent, Borrower will correct any defect in the Off-Site Improvements or any material departure from any applicable Requirements or, to the extent not theretofore approved in writing by the Agent, the A&D Project Plans and Specifications. Borrower understands and agrees that the inspection of the Off-Site Improvements on behalf of the Banks, the review by the Agent or others acting on behalf of the Banks of Draw Requests and related documents and information, the making of Advances by the Agent, any actions by the Agent under Section 7.13, and any other actions by the Agent will not be a waiver of the right to require compliance with this Section 7.10.

                  (b) A&D Project Change Orders. Without the Agent's prior written consent in its absolute and sole discretion, Borrower may not
         (i) amend or modify the A&D Project Budget, or (ii) make or permit any material amendments or modifications of the construction contracts for construction of the A&D Project, the A&D Project Plans and Specifications, or any other agreements, documents, or instruments relating to construction of an A&D Project. Notwithstanding the provisions of this Section 7.10, Borrower is not required to obtain the Agent's consent to any individual amendment or modification of such construction contract(s), the A&D Project Plans and Specifications, or any other agreements, documents, or instruments relating to construction of the A&D Project if the result (when aggregated with all other increases) is an increase of the A&D Project Budget equal to or less than 10% of the total A&D Project Budget for the particular A&D Project.

                  (c) Certain Information Relating to Development Projects. In connection with each Development Project, Borrower will provide to the Agent, upon the Agent's request (i) the actual costs, expenses, and fees incurred by Borrower for labor and other work performed on the Off-Site Improvements and for materials incorporated in the Off-Site Improvements or suitably stored onsite as indicated by bills, invoices, receipts, statements, vouchers, or other written evidence satisfactory to the Agent showing the costs, expenses, and fees incurred; and (ii) the amounts allocated to such labor, work, and materials in the line items in the A&D Project Budget multiplied by the percentage of completion of such labor, work, and materials. Materials will be "suitably" stored onsite only if they are adequately stored and safeguarded to protect against theft and damage and, if required by
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         the Agent, are insured against loss,  theft, and damage under insurance policies naming the Agent and the Banks as loss payees and complying with the requirements of Section 7.8. The Agent will not be required to include in the calculation of A&D Project Collateral Value the cost of materials stored offsite. However, the Agent, in its absolute and sole discretion, may permit to be included in the A&D Project Collateral Value a portion of the costs of such materials if the Agent has been provided with a perfected, first-priority security interest in such materials, has received evidence satisfactory to the Agent that such materials are adequately stored at a suitable location agreed to by the Agent and Borrower and that all such materials are inventoried, clearly segregated from materials not to be used for the Improvements, identified, safeguarded, and, if required by the Agent, insured against loss, damage, and theft (including, without limitation, while in transit) under insurance policies naming the Agent and the Banks as loss payees and complying with the requirements in Section 7.8.

         7.11 Commencement and Completion of Units. Borrower will cause construction of Units to be prosecuted and completed in good faith, with due diligence and in accordance with industry standards, and without delay subject to acts of God, labor strikes and other force majeure events beyond the reasonable control of Borrower. Borrower may commence construction of Units at any time prior to the end of the 12th Calendar Month of the Term Out Period. Borrower will cause Units to be constructed in a good and workmanlike manner; in compliance with all applicable Requirements; and, unless otherwise consented to by the Agent in advance in writing in the absolute and sole discretion of the Agent, in substantial accordance with the respective Unit Plans and Specifications. Upon demand by the Agent, Borrower will correct any defect in its respective Units or any material departure from any applicable Requirements or, to the extent not theretofore approved in writing by the Agent, the respective Unit Plans and Specifications. Borrower understands and agrees that the inspection of the Units by or on behalf of the Banks, the review by the Agent or others acting on behalf of the Banks of Draw Requests and related documents and information, the making of Advances by the Agent, any actions by the Agent under Section 7.13, and any other actions by the Agent will not be a waiver of the right to require compliance with this Section 7.11.

         7.12 Title Insurance; Title Insurance Claims. The Agent may determine from time to time the allocation of title insurance between parcels of Collateral, and the amount of title insurance coverage that Borrower is required to provide pursuant to all Title Policies (provided that the aggregate amount of title insurance shall not be required to exceed the Commitment Amount) and the Agent may enter into such agreements with each Title Company as the Agent
reasonably  deems  appropriate   including,   without  limitation,   aggregation
agreements, which shall contain such terms and conditions as the Agent may reasonably require. The Agent may, from time to time, in its reasonable discretion, (a) require endorsements to Title Policies including, without limitation, endorsements insuring against any mechanics', materialmen's, or other Liens and Encumbrances affecting the Collateral; (b) require co-insurance with respect to the Title Policies; and/or (c) disapprove title insurance companies and require that Borrower obtain Title Policies from other title insurers acceptable to the Agent. The Agent may require separate Title Policies with respect to each Subdivision or groupings of Subdivisions. Borrower acknowledges that pursuant to aggregation agreements, Title Policies issued by the same Title Company may be grouped together to create a single insurance coverage amount that applies to all collateral covered by such Title Policies. If a Title Company pays any claims under any Title Policies and if the Agent advises Borrower that the Agent has determined that the remaining coverage is insufficient, in the sole and absolute discretion of the Agent, Borrower will take any and all action necessary to cause the total liability under the Title
Policies  to  remain  at  or  to  be  increased   to  the   original   liability
notwithstanding  the  payment  of  such  claim  or  claims,   including  without
limitation, providing any supplemental Title Policies or endorsements or reinsurance agreements if requested by the Agent, the cost of which will be paid by Borrower. Upon payment of any such claims, Borrower will
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obtain and provide to the Agent any and all documentation  reasonably  requested by the Agent to ensure that the maximum coverage provided for hereunder will not have been diminished as a result of the payment of such claims.

         7.13 Rights of Inspection; Correction of Defects.

                  (a) Generally. The Agent and its respective agents, employees, and representatives will have the right at any time and from time to time to enter upon the Collateral in order to inspect the Collateral and all aspects thereof; provided, however, any Person entering upon the Collateral will observe and comply with Borrower's safety requirements. Units and A&D Projects will be inspected quarterly unless the Agent reasonably determines that monthly inspections are necessary. The Agent will not make inspections more frequently than once a month unless an Event of Default has occurred and is continuing. If the Agent, in its reasonable judgment, determines that any materials or work do not conform with the respective Unit Plans and Specifications or the A&D Project Plans and Specifications, as applicable, in all material respects or with any applicable Requirements or are otherwise not in conformity with sound building practice, the Agent will have the right to stop the work (unless, with respect to any Unit, such Unit is removed from Eligible Collateral) and to order replacement or correction of any such materials or work regardless of whether or not such materials or work have theretofore been incorporated in the Unit, regardless of whether the Agent's representatives have previously inspected such work or materials, and regardless of whether the Agent has previously made Advances to pay for such work or materials. Borrower will promptly make such replacement or correction. All inspections by the Agent are for the sole purpose of protecting the security of the Banks and are not to be construed as a representation by the Agent that there has been compliance with the Unit Plans and Specifications or the A&D Project Plans and Specifications, the applicable Requirements, or that the Units or A&D Projects are free of defects in materials or workmanship. Borrower may make or cause to be made such other independent inspections as Borrower may desire for its own protection. Based on such inspections, the Agent may adjust the Eligible Collateral, Unit Collateral Values, A&D Project Collateral Values, Maximum Allowed Advances and other calculations pursuant to this Agreement.

                  (b) Inspector(s). The Agent may employ outside inspectors to perform some or all of the inspection duties set forth in this Section
         7.13 and may also elect to have its own employees perform some or all of such inspection duties and review the reports of outside inspectors.

                  (c) Miscellaneous. Any inspections or determinations made by the Agent or lien waivers, receipts, or other agreements, documents, and instruments obtained by the Agent are made or obtained solely for the Agent's and the Banks' own benefit and not in any way for the benefit or protection of Borrower. The Agent may accept and rely on any information from an architect, any other Person providing labor, materials, or services for Units or A&D Projects, Borrower, or any other Person as to labor or materials furnished or incorporated in the Units or the A&D Projects and the cost and payment therefor and as to all other matters relating to construction of the Units and the Off-Site Improvements without the necessity of verifying such information. The Agent will not have any obligation to Borrower to ensure compliance by contractor, engineer, or any other Person in carrying out construction of the Units or Off-Site Improvements.

         7.14 Verification of Costs. The Agent will have the right at any time and from time to time to review and verify all costs, expenses, and fees in each Unit Budget and each A&D Project Budget. Based
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on its review and verification of costs,  expenses, and fees in each Unit Budget and each A&D Project Budget, the Agent will have the right to (a) adjust any and all such budgeted amounts and (b) reduce or increase the applicable Collateral Values; provided, however, that once the Maximum Allowed Advance for an item of Eligible Collateral has been determined, that Maximum Allowed Advance amount is
not  subject  to  increase,   notwithstanding   any  subsequent   Appraisal  and
notwithstanding any increase in an A&D Project Budget or Unit Budget; however, the Maximum Allowed Advance amount is subject to decrease based on subsequent events, such as updated Appraisals

         7.15 Use of Proceeds of Advances. Borrower will use proceeds of Advances only for the purposes described in Section 2.2(b).

         7.16 Further Assurances. Borrower will promptly execute, acknowledge, and deliver such additional agreements, documents, and instruments and do or cause to be done such other acts as the Agent may reasonably request from time to time to better assure, preserve, protect, and perfect the interest of the Agent and the Banks in the Collateral and the rights and remedies of the Agent and the Banks under the Loan Documents. Without limiting the foregoing, to the extent that the Agent determines from time to time that additional Deeds of Trust, amendments to Deeds of Trust, financing statements, subordinations, and other documents are required in order to perfect all Liens and Encumbrances in favor of the Agent (as agent for and on behalf of the Banks), and cause all Collateral encumbered by any of the Deeds of Trust to be subject only to
Permitted Exceptions, Borrower will execute and deliver such documents, instruments and other agreements as the Agent may request.

         7.17 Costs and Expenses of Borrower's Performance of Covenants and Satisfaction of Conditions. Borrower will perform all of its obligations and satisfy all conditions under the Loan Documents at its sole cost and expense.

         7.18 Notification of Certain Matters. Borrower will promptly disclose to the Agent the occurrence of (a) any default by Borrower under or pursuant to the terms and conditions of any Indebtedness for borrowed money in excess of $250,000 (or $1,000,000 in the aggregate) owed by Borrower to any Person, whether now existing or hereafter arising; (b) any default by Borrower under or pursuant to the terms and conditions of any lease or similar agreement of Borrower with aggregate unpaid rental obligations in excess of $500,000; (c) the occurrence of any event or other circumstance of which Borrower has knowledge and that with the giving of notice or the passage of time would constitute a default referred to in clause (a) or clause (b) above; (d) any Material Adverse Change; and (e) any change in the Requirements of any Governmental Authority that would materially and adversely affect Borrower's ability to develop A&D Projects and Units or sell Units or Finished Lots or the cost of construction thereof.

         7.19 Environmental Reports. With respect to each Approved Subdivision and each A&D Project, Borrower will complete and submit to the Agent, if requested by the Agent, an updated environmental questionnaire (substantially in the form required by the Environmental Policy) every year after the initial Unit Eligibility Date of the first Unit in such Approved Subdivision and every year after the A&D Eligibility Date, with respect to such A&D Project. If such questionnaires contain any information deemed significant by the Agent, in its sole discretion, the Agent may require that Borrower obtain or conduct further studies and reports from independent environmental engineers regarding such matters, all in accordance with the Environmental Policy.
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
                                    ARTICLE 8
                               FINANCIAL COVENANTS

         8.1 Minimum Tangible Net Worth Covenant. As of March 31, 1997, Borrower will have minimum Tangible Net Worth, computed in accordance with the provisions of this Agreement, equal to or greater than $95,000,000. On each Test Date, commencing with the June 30, 1997 Test Date, Borrower will have minimum Tangible Net Worth equal to or greater than $95,000,000 plus the cumulative Adjusted Net Increase.

         8.2 Maximum Total Debt to Tangible Net Worth Covenant. Borrower will have a ratio of (a) the Total Debt of Borrower (computed in accordance with the provisions of this Agreement) as of March 31, 1997 and as of each Test Date thereafter, to (b) the Tangible Net Worth of Borrower (computed in accordance with the provisions of this Agreement but excluding from Tangible Net Worth for this purpose any portion of Tangible Net Worth as otherwise computed that relates to Builder Bonds and Mortgage Operations), as of March 31, 1997 and as of each Test Date thereafter, that is equal to or less than 3.00 to 1.

         8.3 Minimum Interest Coverage Covenant. As of each Test Date, commencing September 30, 1997, the ratio of (1) the aggregate total EBITDA of Borrower for the fiscal quarter ending on the Test Date and for all Qualifying Preceding Fiscal Quarters up to a maximum of 3 Qualifying Preceding Fiscal Quarters (with the term "Qualifying Preceding Fiscal Quarters" to mean those fiscal quarters of Borrower ending on and after September 30, 1997), taken as a whole; to (2) the aggregate total Interest Incurred of Borrower for the same period taken as a whole, will not be less than the following amounts:

                  (a) With respect to the Test Dates occurring through June 30, 1998: 1.00 to 1; and

                  (b) With respect to the Test Date occurring on September 30, 1998 and each Test Date thereafter: 1.30 to 1.

         8.4 Quarterly Minimum Available Liquidity Covenant. In addition to satisfying the requirements of Section 8.5 on an ongoing basis, Borrower will have Available Liquidity on March 31, 1997 and as of each Test Date thereafter of at least the following amounts:

              Date                                  Required Available Liquidity
              ----                                  ----------------------------

              On the Effective Date, and
              on each Test Date thereafter,
              through September 30, 1997                     $15,000,000

              On December 31, 1997
              and each Test Date
              end thereafter, through
              the Maturity Date                              $20,000,000

         8.5 Minimum Available Liquidity Covenant. Borrower will have and maintain at all times through the following dates Available Liquidity in the following amounts:

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
              Date                                  Required Available Liquidity
              ----                                  ----------------------------

              From the Effective Date
              through September 30, 1997                     $10,000,000

              On October 1, 1997
              and thereafter                                 $15,000,000

         8.6 Maximum Deficit Cash Flow. As of each Test Date commencing with March 31, 1997 through June 30, 1997, (a) the EBITDA of Borrower for the fiscal quarter ending on the Test Date, less (b) the total Interest Incurred of Borrower for the same fiscal quarter, will be equal to or less than a loss of $10,000,000.

         8.7 Restrictions on Inventory. At no time will Borrower's "Lot and Land Inventory" exceed 3 times the number of Units closed during the 4 full fiscal quarters immediately preceding any determination of Borrower's Lot and Land Inventory. As used in this Agreement, "Lot and Land Inventory" means the aggregate total of all of the Lots owned by Borrower at any time (whether or not such Lots are Collateral), as reflected in Borrower's balance sheet as of the time of determination, including without limitation Lots into which Land Projects and Development Projects will be divided (if not currently so divided), and Finished Lot Projects but excluding Lots on which a Unit has been or is then being constructed.

         8.8 Restrictions on Dividends. Borrower shall not declare, make or pay any Dividend (a) if after giving effect to such Dividend, Borrower would be in violation of any of the other Financial Covenants in this Article 8; (b) if the Dividend would otherwise cause or contribute to any Event of Default or Unmatured Event of Default; (c) if the cumulative Dividends paid in any fiscal quarter and in the immediately preceding 3 fiscal quarters, taken as a whole, are greater than 25% of cumulative consolidated Net Income (after payment of income, franchise and other taxes) of Borrower for such fiscal quarter and the immediately preceding 3 fiscal quarters, taken as a whole, computed according to GAAP; or (d) if the effect thereof is to cause the ratio of (i) EBITDA for the fiscal quarter with respect to which a Dividend is to be declared, made or paid and for the immediately preceding 3 fiscal quarters, taken as a whole, to (ii) the sum of (A) Interest Incurred for that same period and (B) the Dividends declared, made, paid and proposed to be declared, made or paid with respect to the same period, to be less than 2.0 to 1.

         8.9 Conformance to GAAP; Consolidation. Except to the extent specifically provided otherwise, all determinations to be made pursuant to this
Article 8 will be made in conformance to GAAP. Any other provision of this Agreement to the contrary notwithstanding, all Financial Covenant tests will be measured and determined on a consolidated basis.


                                    ARTICLE 9
                           BORROWER NEGATIVE COVENANTS

         Until the Commitment terminates in full, all Letters of Credit expire, all Reimbursement Amounts are paid, and the Obligations are otherwise paid and performed in full, Borrower agrees to be bound by and to comply with each of the covenants in this Article 9 unless all of the Banks otherwise agree in writing in their absolute and sole discretion (except to the extent discretion is given in this Article 9 to the Agent, a Bank Majority, or a Bank Supermajority with respect to a particular matter, in which case the Agent, a Bank
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
Majority, or a Bank Supermajority, as the case may be, may determine whether or not to require compliance with such matter).:

         9.1 Fundamental Changes. Borrower will not dissolve or liquidate, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any Person; provided, however, that the foregoing shall not operate to prevent: (a) mergers or consolidations of any subsidiary of Borrower into Borrower or a sale, transfer or lease of assets by any such subsidiary to Borrower; or (b) a transaction otherwise prohibited pursuant to this Section 9.1 but that results in the Obligations being paid and performed in full and the termination of the Commitment.

         9.2 Prohibition on Sales of Assets. Except for encumbrances permitted pursuant to Section 9.13, Borrower will not convey, sell, lease, encumber, transfer or otherwise dispose of to any Person, in one transaction or a series of transactions, all or substantially all of Borrower's business or property. In addition, Borrower will not convey, sell, lease, encumber, transfer or otherwise dispose of to any Affiliate of Borrower, in one transaction or a series of transactions, any property of Borrower. However, the restrictions in this
Section 9.2 do not preclude the Liens and Encumbrances created pursuant to the Loan Documents or the sale of Finished Lots and Units in the ordinary course of Borrower's business and in compliance with the requirements of this Agreement, including Section 2.8. In addition, Borrower is not prohibited from dissolving and liquidating any of its investments in Affiliates listed on Exhibit E so long as, concurrently with the dissolution and liquidation, any assets of such Affiliate are transferred in such dissolution and liquidation to the owners of the Affiliate, pro rata in accordance with their interests in the Affiliate immediately prior to the liquidation. Upon a dissolution and liquidation of any such Affiliate in accordance with the foregoing requirements, such Affiliate shall be deemed to be released from any guaranty of the Obligations given by that Affiliate.

         9.3 Prohibition on Amendments to Organic Agreements. Borrower will not amend, modify, restate, supplement, or terminate its certificate of incorporation or bylaws in any manner that would materially affect the validity and enforceability of the Obligations or Borrower's ability to borrow hereunder, or that would materially impair any security for the Obligations.

         9.4 Lines of Business. Borrower (directly or through any subsidiaries or other Persons) will not engage to any substantial extent in any line or lines of business activity other than (a) the business of developing residential real property, and constructing Units and Off-Site Improvements and selling Units and Finished Lots; (b) business directly related thereto; (c) the business of originating home mortgage loans; (d) other lines of business actively engaged in as of the date hereof; and (e) other lines of business related to homebuilding that are approved by a Bank Supermajority in their reasonable discretion. Borrower will not cease to engage in the business of developing residential real property and constructing and selling Units.

         9.5 No Development Projects Outside the Ordinary Course of Business. Borrower will not undertake any development project outside the ordinary course of business without the prior written consent of a Bank Supermajority in their sole and absolute discretion.

         9.6 Issuance of Additional Securities. Borrower will not issue any new Capital Stock or any debt securities that are convertible into, or exchangeable for, Capital Stock, except pursuant to normal and customary employee stock options pursuant to employee stock option plans that have been approved in advance by the Agent in its reasonable discretion.
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
         9.7 Loans. Except for (a) residential mortgage loans made by UDC Mortgage in the ordinary course of business; and (b) loans to Persons in Borrower's ordinary course of business as a homebuilder, Borrower will not make or allow loans to Borrower's Affiliates or to any other Person.

         9.8 Other Financing. Borrower will not finance the housing construction in any Approved Subdivision that contains Finished Lots or Units that are included in Eligible Collateral with lenders other than the Banks.

         9.9 No Further Indebtedness. Borrower will not incur any Indebtedness to any Person other than (a) Indebtedness incurred pursuant to this Agreement;
(b)  Indebtedness  incurred  pursuant  to the  Senior  Notes and the  Qualifying
Subordinated Indebtedness; (c) Trade payables and accruals incurred in the ordinary course of Borrower's business as now conducted and other Indebtedness incurred in the ordinary course of Borrower's business as now conducted, provided, however, that the aggregate Indebtedness pursuant to this clause (c) (other than with respect to trade payables and accruals) will not at any time exceed $1,000,000; (d) the existing Indebtedness listed on Exhibit D; (e) non-recourse Indebtedness in principal amounts not to exceed $10,000,000 in the aggregate at any time; (f) Indebtedness represented by Sale and Leaseback Transactions involving Model Units that have been released in accordance with the requirements of Section 2.8(a)(iv); (g) Indebtedness arising in connection with payment and performance bonds obtained by Borrower in the ordinary course of business; and (h) sales and options back that, under GAAP, must be treated as Indebtedness. Notwithstanding the foregoing, Borrower may not incur any Indebtedness if the effect of incurring such Indebtedness would be to cause or contribute to a breach of the Financial Covenants (on a pro forma basis).

         9.10 Transactions with Affiliates. Borrower will not enter into, or cause, suffer, or permit to exist, any arrangement or contract with any of its Affiliates, including, without limitation, any management contract, unless such transaction is on terms that are no less favorable to Borrower than those that could have been obtained in a comparable transaction on an arms' length basis from a Person that is not an Affiliate.

         9.11 Investments. Except as expressly permitted by the Loan Documents and except for the Norwest Mortgage joint venture and the investments in Affiliates listed on Exhibit E, Borrower will not make any Investment in any Person (including, without limitation, entering into any joint venture, partnership, or similar arrangement) without prior written approval of a Bank Supermajority in its sole and absolute discretion.

         9.12 Restriction on Certain Payments. Borrower will not make any payment of principal with respect to Qualifying Subordinated Indebtedness prior to the payment in full of the Obligations. Borrower will not make any payment of interest with respect to Qualifying Subordinated Indebtedness even if otherwise permissible, if the effect of the payment would be to cause one or more of the Financial Covenants to be violated.

         9.13 Negative Pledge. With the exception of Liens and Encumbrances on collateral (other than the Collateral) granted to a particular lender to secure Indebtedness from that lender permitted pursuant to Section 9.9, including the existing Indebtedness disclosed on Exhibit D (with no other lender being granted any Liens or Encumbrances with respect to such collateral without the prior written consent of the Agent, in its absolute discretion) no asset of Borrower will be pledged or otherwise become subject to any Lien or Encumbrance to any Person without the prior written approval of all of the Banks in their sole and absolute discretion, which consent may include, without limitation, the requirement that the Agent (as agent for and on behalf of the Banks) be granted a security interest in such assets on an equal and ratable basis with the obligations being so secured.

         9.14 No Modifications to Indentures. Borrower will not enter into or consent to any material amendments, supplements or other modifications to the terms, conditions, or provisions of the indentures pursuant to which the Senior Notes and the Qualifying Subordinated Indebtedness are issued, nor will Borrower enter into or consent to any agreement that would have the effect of modifying in any way the terms and conditions of the Senior Notes and the Qualifying Subordinated Indebtedness.


                                   ARTICLE 10
                                EVENTS OF DEFAULT

         10.1 Events of Default. Each of the following will be an event of default (an "Event of Default"):

                  (a) Payments. Failure by Borrower (i) to pay any payment of interest within the time period required pursuant to Section 2.4(a);
         (ii) to pay, within 1 Business Day of the due date, any principal, including without limitation pursuant to Section 2.9; (iii) to pay and perform all of the Obligations on the Maturity Date; (iv) to pay when due any other amount pursuant to the Loan Documents and the expiration of 5 Business Days after notice of such failure is given by the Agent to Borrower without such failure being cured; or (v) to cause Net Sales Proceeds or other amounts payable under Section 2.4(c) to be paid to the Agent in accordance with Section 2.4(c) by 11:00 a.m. (Phoenix, Arizona time) on the first Business Day after the day the Agent notifies Borrower of failure by the Agent to receive any such amounts (which notice may be given telephonically to the chief financial officer or treasurer of Borrower or by facsimile).

                  (b) Specified Defaults. Failure of Borrower to comply with any of Sections 7.1, 7.3(a), 7.3(b), 7.3(d), 7.3(f), 7.3(k), 7.15, or
         Article 9, or with any of the Financial Covenants, provided, however, that with respect to the failure of Borrower to comply with the covenants set forth in Sections 7.3(a), 7.3(b), 7.3(d), 7.3(f), or 7.3(k) that refer to Units or A&D Projects included in Eligible Collateral, an Event of Default will not occur pursuant to this Section 10.1(b) if within 1 Business Day after notice of such failure from the Agent, Borrower removes the affected Units or A&D Projects from Eligible Collateral and, after giving effect to such removal, Borrower is not in breach of any other obligation pursuant to the Loan Documents.

                  (c) Other  Defaults.  Except  as  otherwise  provided  in this
         Section 10.1, failure of Borrower to perform any other obligation not involving the payment of money, or to comply with any other term or condition applicable in any of the Loan Documents, and the expiration of 20 days after notice of such failure is given by the Agent to Borrower without such failure being cured.

                  (d) Representations and Warranties. Any representation or warranty made by Borrower in any of the Loan Documents or otherwise with respect to any information now or hereafter delivered by Borrower to the Agent or the Banks in obtaining the Commitment, in negotiating and entering into this Agreement, in obtaining each Advance or otherwise in connection with the Obligations is materially incomplete, incorrect, or misleading as of the date made or renewed; provided, however, that with respect to the breach of any representation and warranty set forth in

         Section 6.1(p) that refers to Units or A&D Projects included in Eligible Collateral, an Event of Default will not occur pursuant to this Section 10.1(d) if within 1 Business Day after notice from the Agent of such breach, Borrower removes the affected Units or A&D
         Projects from Eligible Collateral and after giving effect to such removal all representations and warranties are complete, true and accurate in all material respects.

                  (e) Insolvency. Borrower (i) is unable or admits in writing Borrower's inability to pay Borrower's monetary obligations as they become due; (ii) makes a general assignment for the benefit of creditors; or (iii) applies for, consents to, or acquiesces in, the appointment of a trustee (other than a trustee under a deed of trust), receiver, or other custodian for Borrower or any material portion or all of the property of Borrower, or in the absence of such application, consent, or acquiescence by Borrower a trustee, receiver, or other custodian is appointed for Borrower or any or all of the property of Borrower.

                  (f) Bankruptcy.

                           (i) Commencement of any case under the Bankruptcy Code (Title 11 of the United States Code) or commencement of any other bankruptcy, arrangement, reorganization, receivership, custodianship, or similar proceeding under any federal, state, or foreign law by or against Borrower; provided, however, with respect to any involuntary proceeding not initiated by any Person affiliated directly or indirectly with Borrower, including, without limitation, any Affiliate of Borrower, such commencement will not be an Event of Default so long as Borrower is in good faith contesting such involuntary proceeding, and such proceeding is dismissed within 60 days after the commencement thereof; or

                           (ii) Any breach by Borrower, or any modification, of any of the terms or conditions of the Bankruptcy Plan or the Bankruptcy Order.

                  (g) Dissolution, etc. The dissolution, or liquidation of Borrower; the consolidation or merger of Borrower with any other Person where Borrower is not the surviving entity; or the taking of any action by Borrower toward a dissolution, liquidation, consolidation or merger where Borrower is not the surviving entity (other than in connection with a transaction that results in the Obligations being paid and performed in full and the termination of the Commitment).

                  (h) Transfer of Ownership Interests by DMB; Change of Control or Transfers of Beneficial Ownership within DMB.

                           (i) If DMB  Residential  L.L.C.  ("DMB")  directly or
                  indirectly  transfers,   sells,  pledges,   hypothecates,   or
                  otherwise disposes of any of its ownership interest in Borrower or in any of the subordinated indebtedness of Borrower held by DMB ("DMB's Ownership Interests"), with the exception of (A) the transfer of all of DMB's Ownership Interest to AEW, (B) the pledge or collateral assignment of all or any part of DMB's Ownership Interests as security for one or more loans made to DMB by a lending group comprised of Bennett Dorrance ("Dorrance"), Family Members (hereinafter defined) of Dorrance, or trusts established for the benefit of any such persons; and (C) the foreclosure on or transfer of all or any part of DMB's Ownership Interests under any pledge or collateral assignment described in clause (B) immediately above, so long as Dorrance and his Family Members retain both (1) effective control and beneficial ownership of DMB's Ownership Interests following such foreclosure or transfer and (2) at least 50% of the capital stock of Borrower and the other DMB Ownership Interests. For purposes of this Agreement, the "Family Members" of any person shall include that person's parents, any lineal descendant of that person's parents, and the spouse of any such lineal descendant.

                           (ii) If prior to foreclosure on or transfer of all of
                  DMB's Ownership Interests pursuant to Section 10.1(h)(i)(C), any person directly or indirectly holding an ownership interest in DMB (a "DMB Interest") directly or indirectly transfers, sells, pledges, hypothecates, or otherwise disposes of any of its DMB Interest, and as a result of such transfer, sale, pledge, hypothecation or other disposition, Dorrance and his Family Members either (1) cease to hold in the aggregate at least 51% of the capital and profits interests in DMB or
                  (2) cease to have control and beneficial ownership in DMB.

                  (i) Equity Transfers by AEW. If at any time AEW Partners LP ("AEW") directly or indirectly transfers, sells, pledges, hypothecates, or otherwise disposes of any of its ownership interest in Borrower or in any of the subordinated indebtedness of Borrower held by AEW ("AEW's Ownership Interests"), other than transfers of all of AEW's Ownership Interests to DMB. Transfers of any general partnership interests in AEW will be deemed a prohibited disposition by AEW of an interest in Borrower and an Event of Default; however, transfers of limited partnership interests in AEW are not prohibited.

                  (j) Material Adverse Change. The Agent and the Banks believe in good faith that a Material Adverse Change has occurred after the date of the financial statements and other information provided by Borrower in obtaining the credit evidenced by this Agreement and the events or conditions giving rise to such Material Adverse Change are not cured within 20 days after notice thereof from the Agent; provided, however, that if such event is not reasonably capable of being cured within the 20-day period, the Agent will not unreasonably withhold its consent to an extension of the 20-day period for up to a total of 90 days so long as Borrower (i) provides evidence reasonably satisfactory to the Agent that such cure can be completed in such 90 day period,
         (ii) immediately commences such cure, and (iii) at all times diligently pursues such cure to completion.

                  (k) Claims. Borrower or any other Person on behalf of Borrower claims that any Loan Document to which it is a party is not legal, valid, binding, and enforceable against Borrower, that any lien, security interest, or other encumbrance securing any of the obligations under the Loan Documents is not legal, valid, binding, and enforceable, or that the priority of any lien, security interest, or other encumbrance securing any of the obligations in the Loan Documents is different than the priority represented and warranted in the Loan Documents.

                  (l) Cross Default. The occurrence of any condition or event that is a default under, or is designated as a default, an event of default, or an Event of Default in, any other Loan Document, or any lease described in Section 2.8(a)(iv), and which is not cured within any applicable cure period.

                  (m) Failure to Maintain Insurance. Any of the insurance coverages required pursuant to Section 7.8 actually lapses or expires without being replaced by other insurance policies that
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         comply with Section 7.8 prior to such lapse or  expiration  (as opposed to the failure to provide evidence of insurance coverage as required by
         Section 7.8, which failure is within the coverage of Section 10.1(c) above); provided, however, that the lapse or expiration of the casualty insurance required pursuant to Section 7.8(a) with respect to Units or A&D Projects that are not included in Eligible Collateral will not constitute an Event of Default if such insurance is obtained within 15 days after the lapse or expiration thereof and in any event prior to inclusion of such Units in Eligible Collateral.

                  (n) Default Under Leases. Other than as provided in Section 10.1(l) with respect to leases described in Section 2.8(a)(iv), (i) A default occurs in the payment when due (after giving effect to any applicable notice and grace periods) under any lease of real or personal property pursuant to which Borrower is lessee and with respect to which the aggregate remaining rent payable over the term of such lease exceeds $500,000 or (ii) a default occurs in the performance or observance of any other obligation or condition with respect to any such lease described in clause (i) and to the extent required under the terms of such lease, notice of such default described in this clause
         (ii) has been given and any applicable grace period has expired, if the effect of such default described in this clause (ii) is to permit the lessor under such lease to terminate the lease or seek remedies for damages against Borrower.

                  (o) Default Under Other Indebtedness. (i) A default occurs in the payment when due (after giving effect to any applicable notice and grace periods), whether by acceleration or otherwise, of any Indebtedness of Borrower in an aggregate amount exceeding $500,000 or of any of the Senior Notes or Qualifying Subordinated Indebtedness, or
         (ii) a default occurs in the performance or observance of any other obligation or condition with respect to any such Indebtedness in an aggregate amount exceeding $500,000 or with respect to any of the Senior Notes or the Qualifying Subordinated Indebtedness, and to the extent required under the terms of such Indebtedness, notice of such default described in this clause (ii) has been given and any applicable grace period has expired, if the effect of such default described in this clause (ii) is to accelerate the maturity of any such Indebtedness or to permit the holder or holders thereof, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

                  (p) Judgments. Any judgment or order for the payment of money in excess of $500,000 (not covered by insurance subject to customary deductibles) is rendered against Borrower and either (i) enforcement proceedings are commenced by any creditor upon such judgment or order; or (ii) such judgment or order is not vacated, stayed, satisfied, discharged or bonded pending appeal within 60 days from the entry thereof.

                  (q)  Foreclosure   Proceedings.   Filing  of  any  foreclosure
         proceeding, giving notice of a trustee's sale, or any other action by any Person, other than the Agent and the Banks, to realize upon any of the Collateral under any Lien or Encumbrance on any or all of the
         Collateral, regardless of whether such Lien or Encumbrance is a Permitted Exception and regardless of whether junior or senior to the Deed of Trust, unless such matters relate only to specific Units or Finished Lots and within 2 Business Days after the occurrence of such an event, the Units or Finished Lots affected thereby are removed from Eligible Collateral.
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                  (r) RICO.  The filing of formal  charges  by any  Governmental
         Authority,   including,   without  limitation,   the  issuance  of  any
         indictment, under any RICO Related Law against Borrower or any Affiliate of Borrower.

                  (s) Certain Redemptions. If Borrower is required to purchase or redeem any of the Senior Notes or Qualifying Subordinated Indebtedness pursuant to a "Net Worth Offer" or "Change in Control Offer" made pursuant to the indentures for such Indebtedness.

         10.2 Remedies. Upon the occurrence of any Event of Default and at any time thereafter, for so long as such Event of Default is continuing:

                  (a) Suspension and Termination of Commitments.

                           (i) Upon the occurrence and during the continuance of
                  an Unmatured Event of Default that may become either a Monetary Default or a Financial Covenant Default, the Agent shall, unless otherwise directed by all of the Banks, declare any commitment of the Banks to make Advances or to issue Letters of Credit to be suspended (subject to automatic reinstatement upon cure in accordance with the provisions of this Agreement), whereupon any obligation to make further Advances or issue Letters of Credit will immediately be suspended.

                           (ii) Upon the occurrence  and during the  continuance
                  of an Unmatured Event of Default that may become any Other Default, the Agent may (or if directed by a Bank Supermajority, shall) declare any commitment of the Banks to make Advances or to issue Letters of Credit to be to be suspended (subject to automatic reinstatement upon cure in accordance with the provisions of this Agreement), whereupon any obligation to make further Advances or issue Letters of Credit will immediately be suspended.

                           (iii) Upon the occurrence of either a Monetary Default or a Financial Covenant Default, the Agent shall, unless otherwise directed by all of the Banks, declare any commitment of the Banks to make Advances or to issue Letters of Credit to be terminated, whereupon any obligation to make further Advances or issue Letters of Credit will immediately be terminated.

                           (iv) Upon the  occurrence of any Other  Default,  the
                  Agent shall, within 30 days following occurrence of such Other Default and unless otherwise directed by a Bank Supermajority, declare any commitment of the Banks to make Advances or to issue Letters of Credit to be terminated, whereupon any obligation to make further Advances or issue Letters of Credit will immediately be terminated.

                  (b) Acceleration. Upon the occurrence of a Monetary Default or a Financial Covenant Default, the Agent shall, unless otherwise directed by all of the Banks, declare the Obligations to be immediately due and payable in full, whereupon all of the principal, interest and other Obligations will forthwith become due and payable in full without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Upon the occurrence of any Other Default, the Agent may (or if directed by a Bank Supermajority, shall) declare the Obligations to be immediately due and payable in full, whereupon all of the principal, interest and other Obligations
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         will  forthwith  become due and  payable in full  without  presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

                  (c) Delivery of Contracts, Etc. Borrower will, upon request of the Agent, deliver to the Agent all surveys, plans and specifications, building permits, construction contracts and subcontracts, plats and other maps, lien releases, subdivision reports, annexation documents, declarant's rights, marketing material and other documents, permits, licenses and contracts which are necessary to complete construction and marketing of the Units and A&D Projects, and Borrower will, on request of the Agent, assign to the Agent such of Borrower's rights thereunder as the Agent may request.

                  (d) Enforcement of Rights. The Agent shall enforce any and all rights and remedies under the Loan Documents, the Deeds of Trust and all other documents delivered in connection therewith and against any or all Collateral and shall pursue all rights and remedies available at law or in equity unless otherwise directed by all of the Banks

                  (e) Receivers. Without limiting any other rights and remedies to which it is entitled, the Agent may, at its option, without notice to Borrower or without regard to the adequacy of the Collateral for the payment of the Obligations, have appointed one or more receivers of the Collateral, and Borrower does hereby irrevocably consent to such appointment, with such receivers having all the usual powers and duties of receivers in similar cases, including the full power to maintain, sell, dispose and otherwise operate the Collateral upon such terms that may be approved by a court of competent jurisdiction.

                  (f) Payments. The Agent may direct all escrow companies and closing agents to pay over to the Agent directly all moneys to which Borrower is entitled and held by such parties in pending escrows.

         10.3 Protective Advances. The Agent, at any time following the occurrence and during the continuance of an Event of Default or an Unmatured Event of Default, may, but will not be obligated to, make Protective Advances, subject to the restrictions in Section 11.8. All Protective Advances are an obligation of the Borrower and will be due and payable by Borrower within 5 days of written demand. Unless otherwise directed by a Bank Supermajority, Protective Advances will be at the sole discretion of the Agent. Any Protective Advance will only occur through the Agent or at the Agent's direction and will not be funded directly to Borrower or any of its Affiliates. Neither the Agent nor the Banks will have any duty to account to Borrower for any such expenditures. All Protective Advances shall bear interest at the Default Interest Rate, from the date advanced until repaid by Borrower. All Protective Advances will be secured by the Deeds of Trust and the Collateral. The making of a Protective Advance by the Agent will not be deemed a waiver by the Agent or any Bank of the occurrence of an Event of Default or an Unmatured Event of Default.

         10.4 Completion of Construction. The Agent may take all action necessary to complete the construction of any Off-Site Improvements or Units and expend all sums necessary therefor. The Agent may, but will not be obligated to, make Advances from time to time to pay all costs and expenses of such completion and such amounts will be due and payable within 5 days of written demand and will be added to the outstanding principal amount of all Advances. Neither the Agent nor the Banks will have any duty to account to Borrower for any such expenditures. All amounts advanced by the Agent or any Bank, and all
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other  charges,  costs  and  expenses,  including  reasonable  attorneys'  fees, incurred or paid by the Agent or any Bank, in exercising any right, power or remedy conferred by this Agreement, the Deeds of Trust or any other Loan Document, or in the enforcement hereof, or in the protection of the Collateral or the completion of the Collateral, are an obligation of Borrower and shall bear interest at the Variable Rate, prior to the occurrence of an Event of Default or Unmatured Event of Default, and at the Default Interest Rate thereafter, from the date advanced, paid or incurred until repaid by Borrower. All such amounts so advanced, incurred or paid will be secured by the Deeds of Trust and the Collateral.

         10.5 Multiple Real and Personal Property Security. Borrower hereby acknowledges that the Banks are extending credit based upon both the financial statements of Borrower and the aggregate values of the Collateral and that the Collateral is located in different jurisdictions. Accordingly, Borrower hereby agrees that, from and after any Event of Default, the Agent and the Banks will be allowed, to the greatest extent permitted by applicable law, including the laws of whichever jurisdictions the Agent may choose as most facilitating for the exercise of the rights of the Agent and the Banks (and which may be applicable), to pursue and realize upon all of the remedies available to them under any of the Loan Documents, at law, in equity, or otherwise, and simultaneously or consecutively, in the discretion of the Agent, including, without limitation, commencement of one or more actions in one or more jurisdictions for repayment of all or portions of the Obligations, for the separate or simultaneous sale or foreclosure of the Collateral or portions thereof, for the obtaining of judgments and/or deficiency judgments, for the seeking of injunctive relief and receiverships, and for maximum access to and realization from the Obligations and Collateral or portions thereof in such manner as the Agent may deem in the interest of the Agent and the Banks, and Borrower hereby waives any requirement that any deficiency judgment proceeding be initiated or completed with respect to any other property constituting Collateral as a condition to commencing any enforcement proceeding against any party or any particular item of Collateral. Borrower hereby expressly acknowledges and agrees that various consents, waivers and agreements set forth in any of the Loan Documents, including the Deeds of Trust, were granted in recognition of the foregoing, and that all such waivers, consents and agreements will apply to each other Loan Document as though set forth therein. In addition to any other consents, waivers and agreements set forth in any of the Loan Documents, and without limiting the foregoing, Borrower agrees that, to the maximum extent permitted by applicable law, the Agent may foreclose on and/or sell all properties located in the same state in any one or more counties where any of the properties in that state are located; any personal property located on real property encumbered by a Deed of Trust may be foreclosed upon in the manner provided for, simultaneously with, and as a part of the proceeding for, foreclosure of the real property; and Borrower hereby waives the benefits of any "one-action rule" of any state which may be applicable to it or to any of the Collateral and waives marshaling of assets for itself and all other parties claiming by, through or under it.


                                   ARTICLE 11
                      THE AGENT; ADMINISTRATION OF THE LOAN

         11.1 Appointment of Agent.

                  (a) Appointment of Agent. The Banks hereby confirm the appointment of BOAZ as the Agent to administer the Loan, and BOAZ hereby confirms its acceptance of such appointment. The Agent shall carry out its administrative duties to the Banks in accordance with the applicable terms of this Agreement. Borrower consents to the Agent serving as the Agent in accordance with this Agreement.
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
                  (b) Appointment of Co-Agent; Duties; and Fees. The Banks hereby confirm the appointment of Guaranty Federal as the Co-Agent with the limited rights and duties set forth in Section 5.2 of this Agreement. The Co-Agent shall carry out its administrative duties to the Banks in accordance with the applicable terms of this Agreement. Borrower consents to the Co-Agent serving as the Co-Agent in accordance with this Agreement. In its capacity as the Co-Agent with respect to its duties under Section 5.2, the Co-Agent shall have the rights and responsibilities of the "Agent" as set forth in this Section 11.1(b) and in Sections 11.3, 11.5, 11.6, 11.7, 11.17, 11.20, and 11.26 (the
         "Co-Agent Sections"), in addition to the Co-Agent's rights as a Bank under this Article 11 and the other provisions of the Loan Documents. The Co-Agent will receive a fee for its services as the Co-Agent pursuant to the terms of a separate letter agreement between the Co-Agent and Borrower, and the Co-Agent shall have no right to any other fees under this Agreement except in its capacity as one of the Banks or pursuant to one of the Co-Agent Sections.

         11.2 Ownership and Possession of Loan Documents; Information.

                  (a) Ownership and Possession; Access to Agent Files. Each of the Banks shall own an undivided interest in the Loan and the Loan Documents equal to its Pro Rata Interest. The Agent shall hold in its possession, as agent, at its office at 241 North Central Ave., 20th Floor, Phoenix, Arizona 85004, or at such other location as the Agent shall designate in writing to the Banks, the Loan Documents, for the pro rata benefit of itself as one of the Banks and each of the other Banks; provided, however, that the Agent shall deliver to each of the Banks an original promissory note executed by Borrower and evidencing such Bank's maximum Pro Rata Interest in the Obligations and the Commitment Amount. The Agent shall keep and maintain complete and accurate files and records of all matters pertaining to the Loan. Upon reasonable prior notice to the Agent by a Bank, the files and records shall be made available to such Bank and its representatives and agents for inspection and copying during normal business hours.

                  (b) Information. In addition to any other information that the Agent is specifically obligated to deliver to each of the Banks pursuant to the Loan Documents, the Agent shall promptly deliver to the Banks copies of all notices (including, without limitation, notices of default) and other communications of a material nature relating to the Obligations which are sent or received by the Agent; provided, however, the Agent shall not be required to deliver to the Banks copies of title reports, title insurance policies, Deeds of Trust, other materials affecting or relating to title to any of the Collateral or other information, soils test reports, plats, surveys, or other materials relating to the Collateral unless specifically requested in writing by a Bank. If any Bank or the Co-Agent receives any notices, communications, or other information of a material nature relating to the Obligations, such Bank or Co-Agent shall promptly give copies of all such items to the Agent. All such notices and other communications sent to one Bank shall be sent concurrently to all of the Banks.
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         11.3 Resignation and Removal of Agent; Successor Agent.

                  (a) Resignation Upon Notice. The Agent may resign as agent in its sole discretion, without the consent of the Banks at any time by giving written notice thereof to the Banks and Borrower, such resignation to be effective on the earlier of (i) 60 days following designation of a successor Agent pursuant to Section 11.3(c) or (ii) 120 days after the retiring Agent gives notice of its intention to resign unless, in either case, the Agent is prohibited by law, rule, regulation, or order of any Governmental Authority from continuing to serve for such period, in which case Agent shall only be required to continue to serve for the maximum period of time, if any, as is permissible under such law, rule, regulation, or order.

                  (b) Removal of the Agent. The Agent may be removed at any time with or without cause by written notice received by the Agent from a Bank Majority, such removal to be effective on the date specified by the Bank Majority, which date shall not be more than 120 days following the date of such written notice to the Agent. The consent of Borrower shall be required prior to any removal of Agent without cause becoming effective (with the determination by a Bank Majority of cause being conclusive for purposes of determining whether Borrower's consent is required); provided, however, that if an Event of Default or Unmatured Event of Default has occurred and is continuing, the consent of Borrower shall not be required.

                  (c) Successor Agents; Change in Funding Procedure.

                           (i) Upon any  resignation  or removal of the Agent, a
                  Bank Majority shall have the right to appoint, on behalf of Borrower and the Banks, a successor Agent. Any Bank can be a successor Agent upon the approval of a Bank Majority. Any other successor Agent shall be appointed only with the prior reasonable consent of Borrower; provided, however, that if an Event of Default or Unmatured Event of Default has occurred and is continuing, the consent of Borrower shall not be required; provided, further, that unless otherwise agreed by all of the Banks, the Agent must, at all times while serving as the Agent, have an aggregate unparticipated interest in the Commitment of at least $10,000,000. If the Agent has resigned or been removed and no successor Agent has been appointed, the Banks may perform all the duties of the Agent under this Agreement, and Borrower shall make all payments in respect of the Obligations to the applicable Bank and for all other purposes shall deal directly with the Banks. No successor Agent shall be deemed to be appointed until such successor Agent has accepted the appointment. Any successor Agent must be a banking institution with sophisticated experience and expertise in the operation and administration of revolving borrowing base credits for production home builders held for its own account and have net assets of at least $20,000,000,000 ($7,000,000,000 in the case of Guaranty
                  Federal) or be a member of a group of banking institutions under a common bank holding company having consolidated net assets of at least $20,000,000,000. Upon the acceptance of any appointment as the Agent by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Agent.

                           (ii) As of the date that the  removal or  resignation
                  of BOAZ as the Agent becomes effective, BOAZ will no longer have the obligations under Sections 11.10 and 11.11 with respect to the funding and settlement of Advances, and the funding procedures
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                  set forth in Section 11.10(c) will become effective and remain in effect until such time as the new Agent (or a successor Agent), in its sole discretion, agrees to the daily funding of
                  Advances  and  subsequent   settlements  among  the  Banks  as
                  otherwise provided in this Agreement. A change in funding procedures pursuant to this Section 11.3(c)(ii) is referred to in this Agreement as a "Funding Procedure Change Event". In selecting a successor Agent, the Banks shall use reasonable efforts to find and appoint a successor Agent that will assume the responsibilities of BOAZ with respect to the daily funding of Advances and subsequent settlements among the Banks, as contemplated by Sections 2.2(a), 11.10, and 11.11.

                  (d) Cooperation. Notwithstanding the resignation or removal of an Agent, the Agent resigning or being removed will cooperate with the other Banks in obtaining a new Agent. Such cooperation shall include providing all procedures, manuals, computer software and other systems (other than such procedures, manuals, computer software and other systems that may be proprietary, contain or constitute trade or similar secrets, or be subject to any applicable privileges or confidentiality obligations) used by such Agent in performing the duties and obligations pursuant to this Agreement to the extent that such Agent may legally do so. In addition, if the Agent is forced to resign as the Agent by reason of law, rule, regulation, or order of any Governmental Authority, the Agent agrees, as an independent contractor, upon request of all of the Banks, and upon payment to the Agent of a reasonable fee for such services as may then be agreed upon by the Agent and the Banks, to continue to prepare the Borrowing Base Report for the Banks for a period of time not to exceed 120 days less the number of days that the Agent continued to serve as the Agent after notifying the Banks of the necessity to resign as Agent by reason of law, rule, regulation, or order of any Governmental Authority.

         11.4 Sharing of Payments.

                  (a) Generally. The Banks shall be entitled to their respective Pro Rata Interests in all interest payments, principal payments and Late Charges, to the extent actually collected from Borrower, appropriately prorated among the Banks, as determined by the Agent, to reflect the period of time that any Bank has been a Bank and to reflect any increase or decrease in Pro Rata Interests that may have occurred.

                  (b) Certain Other Payments. Amounts paid by Borrower with respect to Other Amounts or pursuant to any other provision of the Loan Documents providing for payment, compensation, or reimbursement to one or more, but not necessarily all, of the Agent and/or the Banks shall be paid to the Agent, the Bank, or Banks incurring such expenses or otherwise entitled to compensation under any of those Sections or other
         provisions,   with  each  Bank   entitled  to  receive   any   payment,
         reimbursement, or compensation pursuant to any of such Sections or other provisions being obligated to provide to the Agent and Borrower a certificate setting forth in reasonable detail the basis for the amount of any request for compensation, payment or reimbursement under any of those Sections or other provisions. Amounts payable pursuant to Sections 2.6(a), (b), and (c) shall be prorated among the Banks on the basis of their respective Pro Rata Interests, taking into consideration the period of time that any Bank has been a Bank and any increase or decrease in Pro Rata Interests that may have occurred.
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         11.5 Administration.  The Agent shall administer this Agreement and the other Loan Documents and service the Loan in accordance with the terms and conditions of this Agreement and with the same degree of care as a reasonably prudent lender would use in servicing a loan of similar size and type held for its own account. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents. Except in connection with the receipt and transmittal of funds as provided for in this Agreement, the Agent shall not have a fiduciary relationship in respect of Borrower, any Bank, or the LC Bank by reason of this Agreement.

         11.6 Reliance. Subject to the standard of care described in Section 11.5, neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower or any of the Banks for any error in judgment or for any action taken or omitted to be taken by them, except the Agent (but not any of its directors, officers, agents or employees) shall be liable to the Banks, but not the Borrower, for its own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent, as agent: (a) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) shall not be responsible for the performance or observance by Borrower or any guarantor of any of the terms, covenants or conditions of the Loan Documents; (c) shall not have any duty to inspect the Collateral (including the books and records of Borrower or any guarantor) except as may be specifically provided herein; and (d) shall incur no liability under or with respect to the Loan or under the Loan Documents or with respect to any Collateral by acting in good faith upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties or by acting in good faith upon any representation or warranty of Borrower or any guarantor made or deemed to be made under any Loan Document.

         11.7 Powers of the Agent. Subject to the provisions of Section 11.8 and the requirements of this Agreement, including conforming to the standard of care specified in Section 11.5, the Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Banks, or any obligation to the Banks to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Agent.

         11.8 Limitations on the Agent.

                  (a) General Limitations and Residual Rights.

                           (i) As to any matters which, by express  provision of
                  this Agreement, are subject to the consent or direction of all of the Banks, a Bank Supermajority, or a Bank Majority, Agent shall not be permitted or required to exercise any discretion or take any action except upon the instructions of all of the Banks, a Bank Supermajority, or a Bank Majority, as the case may be, which instructions shall be binding upon all of the Banks. The Agent and its directors, officers, agents and employees shall be fully protected in acting or in refraining from action upon such instructions, but in no event shall the Agent be required to take any action which exposes the Agent or any of its directors, officers, agents or employees to personal liability or which is contrary to this Agreement, the other Loan Documents or applicable law.
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                           (ii) As to any matters for which the Agent is granted
                  discretion under this Agreement, including the day-to-day administration of the Loan, the Agent may exercise its discretion and take such action (or refrain from taking action); however, the Agent shall not be required to exercise any discretion or take any action, unless inaction on the part of the Agent exposes the Agent or its directors, officers, agents or employees to personal liability or is contrary to applicable law, and the Agent may request a determination or decision in such matters from a Bank Majority, a Bank Supermajority, or all of the Banks (as elected by the Agent) pursuant to the procedures set forth in Section 11.9. In acting hereunder as agent (including without limitation the taking and holding of Collateral), the Agent shall be acting for its own account as one of the Banks, and for the account of and as agent for the Banks, to the extent of their respective Pro Rata Interests in the Loan, including the Agent in its capacity as a Bank.

                           (iii) Unless the authority to act with respect to a particular matter is expressly delegated to the Agent, a Bank Majority, or a Bank Supermajority, approvals and other decisions with respect to such matter shall require the consent of all of the Banks.

                  (b) Matters Requiring Unanimous Bank Approval. In addition to any other matters specified in this Agreement as requiring the consent or direction of all of the Banks, the following require the approval of all of the Banks:

                           (i) Protective Advances in excess of $2,000,000 in the aggregate at any time outstanding (with Protective Advances of up to $2,000,000 in the aggregate at any time outstanding to be within the scope of authority of the Agent) or Protective Advances and Advances pursuant to Section 10.4 aggregating in excess of $3,000,000 at any time outstanding;

                           (ii) Any Advance following the Maturity Date, following the occurrence of a Monetary Default or a Financial Covenant Default, or following suspension of funding pursuant to Section 10.2(a)(i) (subject to resumption of funding upon reinstatement in the case of a cure);

                           (iii) Approval of any new Subdivision following commencement of the Term Out Period;

                           (iv) Inclusion of any new A&D Project as Eligible Collateral following commencement of the Term Out Period;

                           (v) Inclusion for the first time of any Unit in Eligible Collateral following the end of the 12th Calendar Month of the Term Out Period;

                           (vi) The release of any Person from any of its Obligations under the Loan Documents;

                           (vii) The  release  of any  Collateral  other than as
                  permitted in Section 2.8;

                           (viii) Any change in the definitions of Bank Majority
                  or Bank Supermajority;
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                           (ix)  Any  increase  or  decrease  in the  Commitment
                  Amount (except for Protective Advances and except as otherwise expressly permitted by this Agreement), or the approval for Borrower to assign any of its rights under this Agreement;

                           (x) Any  amendment to the  Commitment  reduction  and
                  term out provisions of Section 2.1(d);

                           (xi) Any  amendment to the A&D  Commitment  Sublimit,
                  the Development and Finished Lot Sublimit, the Land Project Sublimit, the Model Unit Sublimit, or the Letter of Credit sublimit in Section 3.1;

                           (xii) Any amendment to or waiver of any of the Financial Covenants or of any of the definitional provisions relating to the Financial Covenants;

                           (xiii) Any extension of the Conversion Date;

                           (xiv) Any  extension of the Maturity  Date (except in
                  connection with an approved extension of the Conversion Date);

                           (xv) Forgiveness of all or any portion of the principal amount of the Obligations, interest or Other Amounts, or a reduction in the rate of, or an extension of the time of payment of, principal, interest, or Other Amounts;

                           (xvi) Any  material  amendment  to the  Environmental
                  Policy (to the extent required pursuant to the definition of Environmental Policy in Section 1.1) or to the Appraisal Policy;

                           (xvii) Any  amendment to or waiver of the  provisions
                  of Section 2.6 or with respect to the payment by Borrower of any Other Amounts;

                           (xviii) Any  amendment of the  provisions  of Section
                  2.2(d) or the definition of "Borrower Equity Requirement"; and

                           (xix) Any amendment to the terms of Articles 4, 5, 7,
                  9, 10, and 11 or any amendment to the definition of "Collateral Value" or to any of the definitions and provisions used in determining Collateral Value, such as the definition of "Maximum Allowed Advance".

                  (c) Matters Requiring Bank Supermajority Approval. In addition to any other matters specified in this Agreement as requiring the consent or direction of a Bank Supermajority, the following require the approval of a Bank Supermajority:

                           (i) Except to the extent that unanimous Bank approval
                  is required pursuant to Section 11.8(b), the approval of any amendment of any of the provisions of any of the Loan Documents; provided, however, that in no event (A) will any of the provisions of the Loan Documents relating to LC Banks be amended without the consent of the LC Bank; (B) will
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                  any of the  provisions of Sections  11.3,  11.10 or 11.11 (and provisions of the Loan Documents related thereto) be amended without the consent of BOAZ; (C) will any of the provisions of the Loan Documents relating to the Agent be amended without the consent of the Agent; or (D) will any of the provisions of the Loan Documents relating to the Co- Agent be amended without the consent of the Co-Agent; and

                           (ii) Any  Advance  following  the  occurrence  of any
                  Other Default, where a Bank Supermajority has elected either to suspend or terminate the obligation to fund pursuant to
                  Section 10.2(a)(ii) or Section 10.2(a)(iv).

         11.9 Approval of Banks. All communications from the Agent to the Banks requesting the Banks' determination, consent, approval or disapproval (a) shall be given in the form of a written notice to each of the Banks, (b) shall be accompanied by a description of the matter or thing as to which such determination, approval, consent or disapproval is requested, and (c) shall include the course of action or determination recommended by the Agent in respect thereof. The Banks shall reply within 15 Business Days after such written notice is given by Agent and if a Bank does not reply within that period, such course of action or other matter shall be deemed to have been disapproved by that Bank; provided, however, that if Agent notifies the Banks that, pursuant to the Loan Documents, the matter with respect to which such consent, approval or disapproval is sought by Agent requires that Agent respond within a certain time period and/or provides that if a response is not given within a certain time period such approval or consent shall be deemed given, the Banks shall reply by the later of (i) 3 Business Days before such time period expires (as designated by Agent) or (ii) 5 Business Days after such written notice is given by Agent, and if a Bank does not reply within such time period, then such Bank shall be deemed to have disapproved the matter.

         11.10 Advances, Protective Advances, and Payments.

                  (a) General Funding Procedures. Except to the extent otherwise provided in Section 11.10(c), Advances shall be funded by BOAZ and the other Banks in accordance with the following provisions:

                           (i) The Pro Rata Interest of each Bank in the outstanding Advances made pursuant to Section 2.2(a) shall be funded and settled on each Settlement Date based on the outstanding Advances as of 5:00 p.m. (Phoenix, Arizona time) on each Cut-Off Date. From each Cut-Off Date until the immediately following Cut-Off Date, following a determination by the Agent that Borrower is entitled to the requested Advance, BOAZ shall fund all Advances requested pursuant to
                  Section 2.2(a).

                           (ii) As of 5:00 p.m. (Phoenix,  Arizona time) on each
                  Cut-Off Date, the Agent shall notify each Bank of the following (which notice may be given telephonically and confirmed in writing by way of facsimile transmission):

                                    (A)  The  total  principal   amount  of  all
                           outstanding   Advances  as  of  5:00  p.m.  (Phoenix,
                           Arizona time) on the Cut-Off Date;

                                    (B) The actual  amount of  Advances  held by
                           each Bank as of 5:00 p.m. (Phoenix, Arizona time) on the Cut-Off Date; and
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                                    (C) Each  Bank's  Pro Rata  Interest  in the
                           outstanding   Advances  as  of  5:00  p.m.  (Phoenix,
                           Arizona time) on the Cut-Off Date.

                           (iii) On each  Settlement  Date,  if, as of 5:00 p.m.
                  (Phoenix, Arizona time) on the immediately preceding Cut-Off Date, (A) a BOAZ Deficit Amount exists, then before 11:00 a.m. (Phoenix, Arizona time) on such Settlement Date, BOAZ shall make available to the Banks, in same day funds, an amount sufficient to cause the principal amount of outstanding
                  Advances made pursuant to Section 2.2(a) as of 5:00 p.m. (Phoenix, Arizona time) on such Cut-Off Date held by each Bank to equal such Bank's Pro Rata Interest in all outstanding Advances of the Banks; and (B) if a BOAZ Excess Amount exists, then prior to 11:00 a.m. (Phoenix, Arizona time) on such Settlement Date, each Bank shall make available to the Agent, in same day funds, an amount sufficient to cause the principal amount of outstanding Advances held by each Bank to equal such Bank's Pro Rata Interest in all outstanding Advances of the Banks. Such funds shall be made available to the Agent in an account to be designated by the Agent at BOAZ, in Phoenix, Arizona.

                  (b) Funding Procedures for Protective Advances.

                           (i) Each Bank  shall,  before  11:00  a.m.  (Phoenix,
                  Arizona time) on the date a Protective Advance is to be made (as designated in the notice given to the Banks pursuant to Section 11.10(b)(ii)), make available to the Agent in an account to be designated by the Agent at BOAZ, in Phoenix, Arizona, in same day funds, an amount equal to such Bank's Pro Rata Interest of the Protective Advance.

                           (ii) With respect to  Protective  Advances to be made
                  pursuant to this Section 11.10(b), the Agent shall notify each Bank by 2:00 p.m. (Phoenix, Arizona time) 2 Business Days before the Protective Advance is to be made that the Agent, a Bank Supermajority, or all of the Banks, as applicable, has determined that a Protective Advance is to be made, stating in reasonable detail the reasons therefor (in the case of a Protective Advance being made other than at the direction of a Bank Supermajority) and advising the Bank of the portion of the Protective Advance to be funded by such Bank.

                  (c) Change in Funding Procedures.

                           (i) From and after the occurrence of a Funding Procedure Change Event and continuing until the new Agent (or a successor Agent), in its sole discretion, agrees to the daily funding of Advances and subsequent settlements among the Banks as otherwise provided in this Agreement, each Bank shall, before 11:00 a.m. (Phoenix, Arizona time) on the date an Advance is to be made pursuant to the Loan Agreement (as designated in the notice given to the Banks pursuant to
                  Section 11.10(c)(ii) below), make available to the Agent in an account to be designated by the Agent in Phoenix, Arizona, in same day funds, such Bank's Pro Rata Interest in the Advance.

                           (ii) With respect to Advances to be made  pursuant to
                  this Section 11.10(c), the Agent shall notify each Bank by 2:00 p.m. (Phoenix, Arizona time) 2 Business Days before the Advance is to be funded that an Advance has been requested and that the Agent has determined that the Borrower is entitled to the requested Advance and shall advise the Bank
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
                  of the portion of the Advance to be funded by such Bank. The Agent shall not give such notices more frequently than once in any given calendar week.

                  (d) Absolute Nature of Funding Obligations. The obligations of the Banks to make payments of their Pro Rata Interests in Advances and Protective Advances, as provided in this Section are, as between the Agent and the Banks, absolute and irrevocable and not subject to any counterclaim, setoff, or other defense or any qualification or exception whatsoever, and such payments shall be made in accordance with the terms and conditions of this Agreement under all circumstances. Nothing in this Section 11.10(d), however, will preclude a Bank, after making such payments, from separately alleging that an Advance or Protective Advance was improper and seeking to exercise its right and remedies available under this Agreement and pursuant to applicable law.

                  (e) Reimbursements under Letters of Credit. Notwithstanding the other provisions of this Section 11.10, reimbursements for drawings under letters of credit will be made in accordance with Section 11.12.

                  (f) Distribution of Interest Payments and Commitment Fees. Regular monthly payments of interest and any other payments by Borrower to the Agent on behalf of the Banks or the Agent (other than payments to be applied to the outstanding principal amount of Advances or Protective Advances, which payments will be applied as provided in
         Section 11.11), received by the Agent before 11:00 a.m. (Phoenix, Arizona time) on any Business Day shall be made available to the Banks and/or the Agent entitled thereto on or before 2:00 p.m. (Phoenix, Arizona time) on the same Business Day. Any such payments received after 11:00 a.m. (Phoenix, Arizona time) on any Business Day shall be made available to the Banks and/or the Agent on or before 11:00 a.m. (Phoenix, Arizona time) on the immediately following Business Day.

                  (g) Late Payments by the Agent. If and to the extent that the Agent shall not have made any payment required pursuant to this Section 11.10, the Agent agrees to pay the Banks, forthwith on demand, such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Banks at the overnight rate for federal fund transactions between member banks of the Federal Reserve System, as published by the Federal Reserve Bank of New York.

                  (h) Late Payments by the Banks. If and to the extent any Bank shall not have made any payment required pursuant to this Section 11.10, such Bank agrees to pay the Agent, for the account of BOAZ, forthwith on demand, such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Agent at the overnight rate for federal funds transactions between member banks of the Federal Reserve System, as published by the Federal Reserve Bank of New York. Notwithstanding anything to the contrary in this Agreement, the failure of any Bank to make available to the Agent any amount required pursuant to this Section 11.10(h) shall not relieve any other Bank of its obligation hereunder to make available as aforesaid such payment, as specified above, unless a Non-Defaulting Bank funds the requirements of a Defaulting Bank pursuant to Section 11.18, nor shall any Bank be relieved of its obligations to make such payments for any other reason.
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                  (i) Funds Transfer Instructions. Funds shall be transferred to the Banks in accordance with the funds transfer instructions given to the Agent and by the Agent to the Banks from time to time.

         11.11 Application of Payments.

                  (a) Application of Principal to Advances. All amounts which pursuant to the Loan Documents are to be applied to the outstanding principal amount of Advances shall be applied to the outstanding principal amount of Advances held by BOAZ, subject to settlement among the Banks in accordance with Section 11.10.

                  (b) Application of all Other Moneys. All other moneys collected or received by the Agent on account of the Obligations or in respect of security for the Obligations, directly or indirectly, shall be applied in the following order of priority, except to the extent otherwise required by Section 2.4(d)):

                           (i) To the payment of all costs and  expenses  due to
                  the Agent and/or the Banks pursuant to the Loan Documents, including costs incurred in collection of such monies, including, without limitation, the payment to the Banks of the Late Charges and amounts described in Section 11.4(b);

                           (ii) To the reimbursement of any Protective Advances,
                  in proportion to the amount of the Protective Advances held by each of the Banks;

                           (iii) To  outstanding  interest on the  Advances  and
                  Protective Advances, which amount shall be allocated between the Banks in accordance with the actual principal amount of Advances and Protective Advances held by each Bank throughout the period in question as determined by the Agent on a daily basis; provided, however, that if amounts received by the Agent are not sufficient to pay in full all such outstanding interest on the Advances and Protective Advances, such amounts shall be allocated among the Banks pro rata in accordance with the amount of Advances and Protective Advances held by each Bank during the period in question; and

                           (iv) To the payment of  principal  on the Advances in
                  accordance with the principal amount of Advances held by each Bank.

         11.12 Letter of Credit Participations.

                  (a) Transfers to the Other Banks. Immediately upon the issuance by the LC Bank of any Letter of Credit, the LC Bank shall be deemed to have sold and transferred to each Bank and each Bank shall be deemed irrevocably and unconditionally to have purchased and received from the LC Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Bank's Pro Rata Interest, in such Letter of Credit, each drawing made thereunder and the obligations of Borrower under this Agreement with respect thereto and any security therefor or guaranty pertaining thereto. This Agreement is intended by the parties to effect an immediate purchase by each Bank and sale by the LC Bank of such Bank's Pro Rata Interest of such rights and obligations and each Letter of Credit issued hereunder and it is not to be construed as a loan or a commitment  to  make a loan  by  such  Bank  to the LC  Bank,  and  the relationship  between  such  Bank  and  the  LC  Bank  shall  not  be a debtor/creditor relationship. Each Bank hereby absolutely and unconditionally assumes and agrees to pay and discharge when due, ratably in accordance with its Pro Rata Interest, the obligations of the LC Bank under the Letters of Credit issued by it, by paying to the Agent for the account of the LC Bank in accordance with and to the extent provided by this Section, its Pro Rata Interest of all amounts advanced by the LC Bank in connection with any Letter of Credit issued by it. Upon any change in the Pro Rata Interest of a Bank, it is hereby agreed, with respect to all outstanding Letters of Credit and Reimbursement Amounts, there shall be an automatic adjustment to the participations pursuant to this Section to reflect the new Pro Rata Interest of the assignor and assignee Bank or of all of the Banks, as the case may be.

                  (b) Obligations of the LC Bank. In determining whether to pay under any Letter of Credit, the LC Bank shall have no obligation relative to the other Banks other than to confirm that any documents required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the LC Bank under or in connection with any Letter of Credit, if taken or omitted in good faith and in the absence of gross negligence or willful misconduct, shall not create for the LC Bank any resulting liability to any other Bank.

                  (c) Reimbursements to the LC Bank. If the LC Bank makes any payment under any Letter of Credit and Borrower shall not have reimbursed such amount in full to the Agent for the account of the LC Bank pursuant to Article 3, the Agent shall promptly notify each Bank of such failure and each Bank shall absolutely and unconditionally pay to the Agent for the account of the LC Bank the amount of such Bank's Pro Rata Interest in such payment. Each Bank required to fund a payment pursuant to the preceding sentence shall do so in same day funds, without reduction for any setoff or counterclaim of any nature whatsoever, on the Business Day upon which the Agent so notified each such Bank if such notice was given before 11:00 a.m. (Phoenix time) or if such notice was not given by the applicable time, on the Business Day next following such notice. If and to the extent any Bank shall not have so made the payment of its Pro Rata Interest of the amount of each Letter of Credit payment available as aforesaid, such Bank agrees to pay the Agent for the account of the LC Bank, forthwith on demand, such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Agent at the overnight rate for federal funds transactions between member banks of the Federal Reserve System, as published by the Federal Reserve Bank of New York. The failure of any Bank to make available to the Agent for the account of the LC Bank its Pro Rata Interest of any payment under any Letter of Credit shall not relieve any other Bank of its obligation hereunder to make available as aforesaid, its Pro Rata Interest of any Letter of Credit on the date required, as specified above, nor shall any Bank be relieved of its obligations to make such payments for any other reason. The obligation of each Bank to so pay its participation in each Letter of Credit shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which such Bank may have or have had against the Agent, including, without limitation, any defense based on the failure of the demand for payment under such Letter of Credit to conform to the terms of such Letter of Credit, or the legality, validity, regularity or enforceability of such Letter of Credit.

         11.13 Reimbursement Obligations. The Banks agree to reimburse the Agent promptly upon demand for their respective Pro Rata Interests in any and all out-of-pocket costs, disbursements and expenses (to the extent reasonable and customary) (including counsel fees) incurred or made by the Agent in
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connection with the preparation,  execution, delivery, modification,  amendment, administration, collection or enforcement (whether through negotiations, legal proceedings, foreclosure or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or the other Loan Documents if either
(a) Borrower has no obligation under the Loan Documents to pay such expenses; provided, however, that the maximum amount of expenses under this clause (a) does not exceed $250,000; or (b) Borrower is obligated to pay such amounts and the Agent is not reimbursed for such expenses by Borrower; provided, however, that if the Agent reasonably anticipates that such expenses under this clause
(b) will exceed $250,000, before incurring amounts in excess of $250,000, the Agent shall provide to the Banks a summary of amounts expended to date as well as a projected budget for future expenses. The Agent shall be entitled to deduct from any payments to be made to the Banks under this Agreement, and to retain, amounts due the Agent as reimbursement under this Section, provided that the Agent shall have first delivered to the Banks 30 days prior written notice of such amounts and the circumstances giving rise thereto, and the Banks have not paid such amounts. To the extent not funded by an Advance, the Agent shall make reasonable attempts to collect all such amounts from Borrower to the extent Borrower is obligated to pay such amounts. If the Agent receives payment of any amount referred to in this Section from Borrower or any third party after the Banks have reimbursed the Agent for such amount, the Agent shall promptly return the amount of the reimbursement to the Banks.

         11.14 Taxes. All taxes due and payable on any payments to be made to the Banks with respect to the Obligations or under this Agreement shall be each Bank's sole responsibility. All payments payable to the Banks hereunder or with respect to the Obligations shall be made to the Banks without deduction for any taxes, charges, levies or withholdings except to the extent, if any, that such amounts are required to be withheld by the Agent under the laws, rules and regulations of the United States of America and any other applicable taxing authority. If any Bank is organized or is existing under the laws of another jurisdiction outside the United States, such Bank shall provide to the Agent upon the execution of this Agreement and, from time to time thereafter, completed and signed copies of any form that may be required by the United States Internal Revenue Service in order to certify such Bank's exemptions from United States withholding taxes with respect to payments to be made to such Bank in respect of the Obligations or under this Agreement or such other documents as are necessary to indicate that all such payments are exempt from or subject to such taxes at a rate reduced by an applicable tax treaty.

         11.15 Excess Payments. If the Banks or any Agent in its capacity as a Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff or otherwise) on account of its interest in the Obligations in excess of its Pro Rata Interest in the Obligations (except with respect to BOAZ pursuant to Section 11.10 and Section 11.11(a) and except for payments to a particular Bank or one of the Agents pursuant to Section 11.4(b)), such excess shall be shared among all of the Banks in accordance with their respective Pro Rata Interests. However, if all or any portion of such excess payment received by a Bank is thereafter recovered by Borrower or other party entitled thereto through legal action or otherwise, each Bank shall reimburse the party required to refund such payment to Borrower or other party entitled thereto in an amount equal to such Bank's Pro Rata Interest in the amount of the excess required to be refunded. Within 3 Business Days of obtaining any such payment, the Banks agree to notify the Agent of such excess payment. Nothing in this Section, however, shall be construed as authorizing any Bank to receive or collect any amounts with respect to the Obligations directly from Borrower, it being the intent of this Agreement that all payments will be made by Borrower to the Agent, for disbursement by the Agent.

         11.16 Return of Payments. If, for any reason, the Agent makes any payment to the Banks before the Agent has received or applied that corresponding payment on the Obligations (it being understood that
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the Agent is under no obligation to do so), and, thereafter,  the Agent does not receive the corresponding payment within 5 Business Days of the date the Agent made such payment to the Banks, the Banks shall, at the Agent's request, promptly return that payment to the Agent. In addition, the Banks shall simultaneously remit interest on that payment at the overnight rate for federal funds transactions between member banks of the Federal Reserve System, as published by the Federal Reserve Bank of New York, for each day from the making of that payment to the Banks until its return to the Agent. If the Agent has received or applied any payment in respect of the Obligations and has paid the Banks their respective Pro Rata Interest in such payment and, thereafter, that payment or application is rescinded or must otherwise be returned or paid over by the Agent, whether or not required pursuant to any bankruptcy or insolvency law, the sharing of payments clause of any loan agreement or otherwise, the Banks will, at the Agent's request, promptly return their respective Pro Rata Interest in that payment or application to the Agent. In addition, the Banks shall simultaneously remit the Bank's Pro Rata Interest in any interest or other amount required to be paid by the Agent with respect to that payment or application. All requests pursuant to this Section shall be promptly confirmed
in  writing,   and  such  confirmation  shall  include  an  explanation  of  the circumstances giving rise to such request.

         11.17 Permitted Transactions with Borrower. The Agent, the Banks and their Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with Borrower or any principal or partner of Borrower, and any person or entity who may do business with or own securities of Borrower or of any principal or partner of Borrower, all as if the Banks were not acting as lenders and the Agent were not acting as an agent in respect of the Obligations, and without any duty to account therefor, provided in each instance (a) the Agent or a Bank, as the case may be, gives written notice of any such transaction to the Agent prior to closing the transaction, and (b) the transaction is otherwise permissible for Borrower pursuant to the terms of the Loan Documents and will not result in the occurrence of either an Event of Default or an Unmatured Event of Default under any of the Loan Documents. Notwithstanding the preceding sentence, the Agent and the Banks each agree in their respective capacities hereunder to act fairly and without discrimination with respect to the Obligations notwithstanding any other transactions or business each may have with Borrower, or any principal or partner of Borrower, and any person or entity who may do business with or own securities of Borrower or any guarantor or of any principal or partner of Borrower or any guarantor; provided, however, nothing herein shall limit the rights of either the Banks or the Agent to declare any default or to enforce any remedies with respect to such other transactions or to enforce the priority of its liens in such other transactions. If any property of Borrower is collateral for any loan to Borrower by any Bank, other than this Loan, and that property, or the proceeds thereof, becomes available (as collateral or otherwise) for payment of the Obligations, the other Banks shall have no interest in that property unless the property is applied (at the sole option of the Bank entitled to make such application and with no obligation to do so) in reduction of amounts owing under the Obligations, then subject to Section 11.15, each other Bank shall be entitled to its Pro Rata Interest therein.

         11.18    Default by a Bank

                  (a) Defaulting Banks. If for any reason any of the Banks shall fail or refuse to abide by its obligations under this Agreement (each a "Defaulting Bank"), then, in addition to the rights and remedies that may be available to the Agent and the other Banks at law and in equity, but subject to the notice and cure periods hereinafter set forth, such Defaulting Bank's right to participate in the administration of the Obligations and the Loan Documents, including without limitation, any rights to consent to or direct any action or inaction of the Agent or all of the Banks, or to be taken into
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         account in the calculation of a Bank Majority or a Bank  Supermajority, shall be suspended during the pendency of such failure or refusal. A Bank shall be deemed to be a Defaulting Bank if:

                           (i) Such Bank shall  have  failed to pay to the Agent
                  any amount due pursuant to this Agreement within 5 Business Days after written notice by the Agent to such Bank stating such payment is due from such Bank to the Agent;

                           (ii) Such Bank  shall have  failed to perform  any of
                  its other obligations under this Agreement or the Loan Documents in any material respect, and such failure shall not have been cured within 30 days after written notice by the Agent to such Bank of such failure, or if such failure cannot reasonably be cured within such 30 day period, within such longer period of time as may be necessary to complete such cure, so long as such Bank commences such cure within such 30-day period and thereafter diligently pursues such cure to completion within not more than 120 days after such written notice; or

                           (iii) Such Bank shall  institute or be subject to any
                  bankruptcy, insolvency, receivership, conservatorship, reorganization, liquidation or similar proceedings under state or federal law;

         provided, however, in the case of a failure described in clause (i) or clause (ii) above, if within the 5-Business Day period described in clause (i) or the 30 day period described in clause (ii), as applicable, the Bank in question in good faith disputes such default and commences a dispute resolution procedure pursuant to Article 15 asserting that such default has not occurred (and provided that such Bank has satisfied its funding obligations pursuant to the provisions of Section 11.10), such Bank shall not be deemed to be a Defaulting Bank until such Bank is found to be in default pursuant to a binding resolution of such procedure (which may include a final determination in an arbitration proceeding under Section 15.1) and such Bank does not thereafter take the action necessary to cure the default (including, without limitation, paying any interest due pursuant to Section 11.10(h)) within the time specified for compliance in the arbitrator's order, or if no time for compliance is specified, within 10 Business Days following the date of the final determination.

                  (b) Certain Remedies with Respect to Defaulting Banks. With respect to each Defaulting Bank, any Current Bank shall, in addition to any other rights or remedies available at law or equity, be entitled, at its option, to do either or both of the following:

                           (i) In the case of the failure of a  Defaulting  Bank
                  to pay its Pro Rata Interest (the "Defaulting Bank's Share") in an Advance or a Protective Advance made pursuant to Sections 11.10(a) or 11.10(b), to pay to the Agent the Defaulting Bank's Share (pro rata if made by more than one Current Bank, based on the Pro Rata Interests of the Current Banks making the payment). If one or more of the Current Banks pays the Defaulting Bank's Share, in addition to any other rights and remedies available to the Banks, each Current Bank making such payment may elect to do either of the following with respect to the payment made by such Current Bank:

                                    (A)  Notify the Agent to adjust the Pro Rata
                           Interests of the Defaulting Bank and the Current Bank making payment of the Defaulting Bank's Share,
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                           allocating the Defaulting Bank's Share to the Current
                           Bank as of the date the Advance or Protective Advance was made; or

                                    (B) Receive all amounts which the Defaulting
                           Bank would otherwise be entitled to receive pursuant to this Article 11 or any other provision of this Agreement with respect to the Defaulting Bank's Share (including interest accruing under the Loan Documents on the Advance or Protective Advance, to the extent of the Defaulting Bank's Share of such Advance or Protective Advance), pro rata according to the portion of the Defaulting Bank's Share paid by such Current Bank, until such Current Bank has been repaid the full amount of the Defaulting Bank's Share.

                  If none of the Current Banks elects to fund the Advance or Protective Advance for the Defaulting Bank, the Agent shall be entitled to collect interest from the Defaulting Bank pursuant to Section 11.10(h) for the period from the date on which the payment was due (which in the case of a Bank which disputes an alleged default pursuant to Section 11.18(a)(i) shall be the date the payment was originally due notwithstanding the fact that the Bank was later determined to be in default and is granted a period of time in which to cure the default) until the date on which the payment is made and to withhold or set off, and to apply to the payment of the defaulted amount and any related interest, any amounts to be paid to the Defaulting Bank under this Agreement. If one or more Current Banks funds the Advance or Protective Advance for the Defaulting Bank and if the Agent has previously advanced funds pursuant to Section
                  11.10 on behalf of the Defaulting Bank, the Agent shall be entitled to collect from the Defaulting Bank any interest due pursuant to Section 11.10(h) from the date of the advance by the Agent until the Current Bank(s) fund the Advance or Protective Advance to the Agent.

                           (ii) Except to the extent arbitration may be required
                  pursuant to this Article 11 and Article 15, to bring an action or suit against the Defaulting Bank in a court of competent jurisdiction to recover the defaulted amount and any related interest and otherwise exercise any available rights and remedies.

         11.19 Purchase of Defaulting Bank's Interest After Default.

                  (a) Right to Purchase. If a Bank becomes a Defaulting Bank under Section 11.18(a), in addition to all other rights and remedies (including, without limitation, those specified in Section 11.18(b)), within 30 days after such Bank becomes a Defaulting Bank, then each of Banks which is not a Defaulting Bank (a "Current Bank") shall have the right, but not the obligation, in their sole discretion, but subject in each instance to the approval of the Agent, in its reasonable discretion, to acquire (or if more than one Current Bank exercises such right, each such Current Bank shall have the right to acquire, pro rata according to their Pro Rata Interests, or in such other proportions as they may mutually agree), the interest in the Commitment and the
         Obligations  of  a  Defaulting  Bank.  Upon  any  such  purchase,   the
         Defaulting Bank's interest in the Commitment and the Obligations and its rights hereunder as a Bank (but not its liability in respect thereof or under the Loan Documents or this Agreement for events occurring prior to such purchase) shall terminate at the date of purchase, and the Defaulting Bank shall promptly execute all documents reasonably requested to surrender and transfer such interest, including an assignment and acceptance agreement.
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                  (b)  Purchase  Price and Payment.  The purchase  price for the interest in the Commitment and the Obligations of a Defaulting Bank shall be equal to the total outstanding amount owed by the Borrower to the Defaulting Bank as of the date of such purchase, including without limitation any outstanding interest related thereto up to the date of such purchase. Payment of the purchase price for the Defaulting Bank's interest in the Loan so acquired shall be made on the date of such purchase.

         11.20 Indemnification of the Agent. The Banks agree severally, in accordance with their respective Pro Rata interests, to indemnify, defend, reimburse and hold the Agent and its respective officers, directors, agents and employees harmless for, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements which may be imposed on, incurred by, or asserted against the Agent, as agent (or such officers, directors, agents and employees), in any way relating to or arising out of the Obligations, or any action taken or omitted by the Agent under this Agreement or the other Loan Documents, provided that the Banks shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of the Agent, the failure of the Agent to act in good faith, the failure of the Agent to perform its duties and obligations, or to act in accordance with the requirements and standards set forth in this Agreement and the other Loan Documents, as determined by a final judgment of a court of competent jurisdiction (if applicable) or an arbitrator pursuant to Article 15.

         11.21 Indemnification Among the Banks. Any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements occasioned solely by the gross negligence or wilful misconduct of any one of Banks, as determined by a final judgment of a court of competent jurisdiction (if applicable) or an arbitrator pursuant to Article 15, shall be borne solely by such party causing such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements and such party shall indemnify, defend and hold the other Banks and the Agent harmless for, from, and against any and all such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including, but not limited to, reasonable attorneys' fees) sustained or incurred by the other Banks as a result thereof.

         11.22 Examination of Loan.

                  (a) Acknowledgment of Examination and Investigation. Each Bank
         hereby acknowledges that the Agent has furnished such Bank with copies of the Loan Documents and financial statements, certificates, instruments, documents, affidavits, resolutions and agreements as such Bank deemed necessary to make its own credit analysis and decision in respect of the Loan. Each Bank acknowledges that it has, independently and without reliance upon the Agent and based on such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to extend credit to Borrower. Each Bank also acknowledges to the Agent that it will, independently and without reliance upon the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action in respect of the Loan.

                  (b)  No  Representations  or  Warranties.   Each  Bank  hereby
         acknowledges that, except as specifically set forth herein or in any applicable Assignment and Acceptance, the Agent (i) makes no warranty or representation to such Bank and shall not be responsible to such Bank for any
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         statements,  warranties or representations  (written or otherwise) made in or in connection with the Loan or the Loan Documents or for the financial condition of Borrower or any guarantor or for the title or the value of any of the Collateral; and (ii) shall not be responsible to such Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or collectibility of any of the Loan Documents or any other instrument or document furnished pursuant thereto or in connection with the Loan or the legality, validity, enforceability, genuineness, sufficiency, perfection or priority of any rights in all or any portion of the Collateral; provided, however, that this provision shall not be construed to excuse any breach by the Agent of its duties under this Agreement.

         11.23 Participations. Each Bank may transfer portions of its interest in the Commitment and the Obligations by way of participation, provided (a) each participation shall be at least $5,000,000 in principal amount; (b) the obligations of the Bank granting such participation pursuant to this Agreement and the Loan Documents shall remain unchanged; (c) the Bank granting such participation shall remain solely responsible to the other parties hereto for the performance of such obligations; (d) such Bank shall remain a Bank for all purposes of this Agreement and the Loan Documents; (e) such Bank shall retain the sole right to approve, and/or grant its consent to, without the consent of any participant, any amendment, modification or waiver or other matter relating to any provision of the Loan Documents; (f) the other Banks and other parties to this Agreement and the Loan Documents shall be entitled to continue to deal solely and directly with the Bank granting such participation in connection with such Bank's and any participant's rights and obligations under this Agreement and the Loan Documents; (g) the participant is not, and is not an Affiliate of, a Person in the home building business; and (h) BOAZ, at all time while acting as the Agent shall retain an aggregate unparticipated interest in the Commitment of at least $10,000,000. If requested to do so, each Bank shall disclose to the Agent and the other Banks the identity and address of all participants.

         11.24 Assignments. Any Bank may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other financial institutions that are not, and that are not Affiliates of, a Person in the home building business all or any part of its rights and obligations under the Loan Documents in the amount of not less than $10,000,000, provided that each such assignment shall be of a constant, and not a varying, percentage of the assigning Bank's rights and obligations under the Loan Documents; and provided further, that immediately following such assignment, the assigning Bank either (a) shall retain a Pro Rata Interest in the Commitment of not less than $10,000,000 or, if the assigning Bank is BOAZ, not less than the interest in the Commitment and the Obligation held by that Bank having the next largest interest in the Commitment and the Obligations or (b) unless the assigning Bank is BOAZ, shall have assigned all of its Commitment and have no remaining interest in the Obligations. Such assignment shall be substantially in the form of Exhibit F or in such other form as may be agreed to by the parties thereto. The consent of Borrower and the Agent shall be required prior to an assignment becoming effective, such consent not to be unreasonably withheld or delayed; provided, however, that if an Event of Default or Unmatured Event of Default has occurred and is continuing, the consent of Borrower shall not be required. Upon execution, delivery and acceptance by the Agent of such assignment and acceptance, from and after the effective date specified therein, the assignee thereunder shall be a Bank and a party to this Agreement to the extent of its interest and, to the extent that rights and obligations under this Agreement and the Loan Documents have been assigned to it pursuant to such assignment and acceptance, have the rights and obligations of a Bank and secured party hereunder and under the Loan Documents.

         11.25 Further Assurances. The Agent and the Banks shall cooperate fully with each other in order to carry out promptly and fully the terms and provisions of this Agreement and shall from time to time
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execute and deliver such other  agreements,  documents or  instruments  and take such other actions as may be reasonably necessary or desirable to effectuate the terms of this Agreement.

         11.26 No Partnership or Joint Venture. Neither the execution of this Agreement nor the purchase of the Pro Rata Interest in the Loan or in the Loan Documents, or any agreement to share in profits or losses arising out of this transaction, is intended to be, nor shall it be construed to be, the formation of a partnership or joint venture among the Banks and the Agent, and neither the Agent nor any Bank shall be liable to any other person or entity for the liability in tort or contract of the Agent or any other Bank arising in connection with the Loan or any transaction connected herewith or therewith nor shall the Agent have any fiduciary obligations to any Bank.

         11.27 Miscellaneous.

                  (a) Several and Not Joint Nature of Obligations. Any other provision of this Agreement or any other Loan Document to the contrary notwithstanding, Borrower acknowledges and agrees that all obligations of the Banks pursuant to the Loan Documents will be several and not joint.

                  (b) Information. A Bank may share with any of its Affiliates, with its accountants, attorneys, and other advisers, and with any Governmental Authority regulating such Bank all information related to the Borrower and/or the transactions contemplated by the Loan Documents.

                  (c)  Borrower  Requests  for  Approvals  and   Determinations.
         Borrower will direct all requests for approvals and consents from, and determinations to be made by, the Agent or the Banks to the Agent.

                  (d) Form of Request. With respect to matters under the Loan Documents for which approval, consent, or determination of the Agent or the Agent is required, Borrower's request will:

                           (i) Be given in the form of a written  request to the
                  Agent;

                           (ii)  Be   accompanied   by  a  reasonably   detailed
                  description of the matter as to which such determination, approval or consent is requested;

                           (iii) Include,  to the extent not previously provided
                  to the Agent, all written materials required to be provided by the Loan Documents and as may be necessary or appropriate to enable the Agent to make an informed decision; and

                           (iv) Include such other  information as the Agent may
                  reasonably deem appropriate.

                  (e) Time for Response. The Agent will respond to any request from Borrower within 20 Business Days after such written request satisfying the requirements of this Section has been given to the Agent, unless a shorter period is expressly provided in the Loan Documents for responding with respect to a particular matter, in which case the Agent will respond within such shorter period; provided, however, that if the Agent does not respond within the time periods specified above, such failure to respond will conclusively be deemed to constitute disapproval of the matter.
                                       115
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                                   ARTICLE 12
                                  MISCELLANEOUS

         12.1 The Banks' Obligations to Borrower Only and Disclaimer by Banks. No Person, other than Borrower, the Agent, and the Banks, will have any rights hereunder or be a third-party beneficiary hereof. The Agent and the Banks are not a joint venturer or a partner with Borrower.

         12.2 Survival. The representations, warranties, and covenants of Borrower in the Loan Documents will survive the execution and delivery of the Loan Documents and the making of Advances to Borrower.

         12.3 Integration. The Loan Documents contain the complete understanding and agreement of Borrower, the Agent and the Banks with respect to the transactions contemplated by this Agreement and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. If there is any conflict between the provisions of this Agreement and the provisions of any of the other Loan Documents, the provisions of this Agreement will control.

         12.4 Effect of Certain Actions. Delay or failure by the Agent or the Banks to insist on performance of any obligation when due or compliance with any other term or condition in the Loan Documents will not operate as a waiver thereof or of any other obligation, term or condition or of the time of the essence provision. Acceptance of late payments will not be a waiver of the time of the essence provision, the right of the Agent or the Banks to require that subsequent payments be made when due, or the right of the Agent or the Banks to declare an Event of Default if subsequent payments are not made when due.

         12.5 Binding Effect. The Loan Documents will be binding upon and will inure to the benefit of the Agent, the Banks and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign any of its rights or delegate any of its obligations under the Loan Documents and any purported assignment or delegation will be void.

         12.6 Severability. If any provision or any part of any provision of the Loan Documents is unenforceable, the enforceability of the other provisions and the remainder of the subject provision, respectively, will not be affected and they will remain in full force and effect.

         12.7 CHOICE OF LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER WILL, EXCEPT TO THE LIMITED EXTENT PROVIDED IN CERTAIN OF THE DEEDS OF TRUST, BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF ARIZONA, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW RULES OF ARIZONA. EXCEPT WITH RESPECT TO ACTIONS TO REALIZE UPON SECURITY WHICH MAY BE BROUGHT IN THE STATE IN WHICH SUCH SECURITY IS LOCATED, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE STATE COURTS OF ARIZONA OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND
                                       116
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UNCONDITIONALLY,  THE  JURISDICTION  OF THE AFORESAID  COURTS.  BORROWER  HEREBY
IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE SAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         12.8 Time of Essence; Time for Performance. Time is of the essence with regard to each provision of the Loan Documents as to which time is a factor. Whenever any performance under the Loan Documents is stated to be due on a day other than a Business Day or whenever the time for taking any action under the Loan Documents would fall on a day other than a Business Day, then unless otherwise specifically provided in the Loan Documents the due date for such performance or the time for taking such action, as the case may be, will be extended to the next succeeding Business Day, and such extension of time will be included in the computation of interest or fees, as the case may be.

         12.9 Notices and Demands. Except to the extent that telephonic or facsimile notice by the Agent to Borrower may be permitted pursuant to Sections 2.4(a), 2.6, or 2.9 of this Agreement, all demands or notices under the Loan Documents will be in writing and mailed or hand-delivered to the respective party hereto at the address specified in Schedule A or such other address as will have been specified in a written notice. Any demand or notice mailed will be mailed first-class mail, postage-prepaid, return-receipt- requested and will be effective upon the earlier of (a) actual receipt by the addressee, and (b) the date shown on the return-receipt. Any demand or notice not mailed will be effective upon actual receipt by the addressee.

         12.10 The Banks' Right of Set-Off. Borrower grants to the Banks, proportionately in accordance with their respective Pro Rata Interests (a) the right at any time and from time to time, in the absolute and sole discretion of the Banks and without demand or notice to Borrower, to set-off and apply deposits (whether certificates of deposit, demand, general, savings, special, time, or other, and whether provisional or final) held by any Bank for Borrower and any other liabilities or other obligations of any Bank to Borrower ("Deposits, Liabilities, and Obligations") against or to the Obligations, regardless of whether the Deposits, Liabilities, and Obligations are contingent, matured, or unmatured; and (b) a security interest in the Deposits, Liabilities, and Obligations to secure the Obligations of Borrower under the Loan Documents. Notwithstanding the foregoing, no Bank will exercise its rights under this Section without approval of all of the other Banks unless such Bank has first provided the other Banks with reasonable assurances (which may include the requirement that such Bank provide opinions of legal counsel acceptable to the other Banks) that exercise of such rights will not impair the rights of the Banks in any of the Collateral under any so-called "one action rule" or any similar rule.

         12.11 Indemnification of the Banks. Borrower agrees to indemnify, hold harmless, and on demand defend the Agent and the Banks and their respective stockholders, directors, officers, employees, agents, and representatives for, from, and against any and all damages, losses, liabilities, costs, and expenses (including, without limitation, costs and expenses of litigation and reasonable attorneys' fees) arising from any claim or demand in respect of the Loan Documents, the Collateral, or the transactions described in the Loan Documents and arising at any time, whether before or after payment and performance of the Obligations in full, excepting any such matters arising solely from the gross negligence or willful misconduct of the indemnitee. The obligations of Borrower and the rights of the Agent and the Banks under this Section will survive payment and performance of the Obligations in full and will remain in full force and effect without termination.

         12.12 Rescission or Return of Payments. If at any time or from time to time, whether before or after payment and performance of the obligations of Borrower under the Loan Documents in full, all or any part of any amount received by any Bank in payment of, or on account of, any Obligation is or must be, or is claimed to be, avoided, rescinded, or returned by such Bank to Borrower or any other Person for any reason whatsoever (including, without limitation, bankruptcy, insolvency, or reorganization of Borrower or any other Person), such obligation and any liens, security interests, and other encumbrances that secured such obligations at the time such avoided, rescinded, or returned payment was received by the Agent or the Banks will be deemed to have continued in existence or will be reinstated, as the case may be, all as though such payment had not been received.

         12.13 Headings; References. The headings at the beginning of each section of the Loan Documents are solely for convenience and are not part of the Loan Documents. References in this Agreement to "Sections", "Articles", and "Exhibits" refer to the Sections and Articles in this Agreement and the Exhibits to this Agreement, unless otherwise noted.

         12.14 Number and Gender. In the Loan Documents the singular will include the plural and vice versa and each gender will include the other genders.

         12.15 Waiver of Statute of Limitations. BORROWER WAIVES, TO THE FULL EXTENT PERMITTED BY LAW, THE RIGHT TO PLEAD ANY STATUTES OF LIMITATIONS AS A DEFENSE TO PAYMENT OR PERFORMANCE OF ANY OR ALL OF THE OBLIGATIONS.

         12.16 Waivers by Borrower. Borrower (a) waives, to the full extent permitted by law, presentment, notice of dishonor, protest, notice of protest, notice of intent to accelerate, notice of acceleration, and all other notices or demand of any kind (except notices specifically provided for in the Loan Documents); and (b) agrees that the Agent and the Banks may enforce the Loan Documents against Borrower without first having sought enforcement against any Collateral.

         12.17 No Brokers. Except as disclosed by Borrower to the Banks in writing prior to the date of this Agreement, Borrower represents and warrants that it knows of no broker's or finder's fee due in respect of the transaction described in this Agreement and that it has not used the services of a broker or a finder in connection with this transaction.

         12.18 Counterpart Execution. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document. Telecopied signature pages will be acceptable, provided originally signed signature pages are provided to each of the other parties by overnight courier.

         12.19 Duty to Act in Good Faith. To the extent required by applicable law, each of the parties to this Agreement agrees to act in good faith with respect to all of its rights, privileges, duties, and obligations under this Agreement.
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                                   ARTICLE 13
                                POWER OF ATTORNEY

         13.1 Power of Attorney Granted. Borrower hereby irrevocably appoints the Agent, acting for all of the Banks, as the true and lawful attorney of Borrower with full power of substitution for and on behalf of Borrower, and in its name, upon the request and instruction of Borrower prior to the occurrence of an Event of Default, and irrespective of any such request or instruction after the occurrence of an Event of Default, to take any action to preserve, maintain, protect or enforce the rights and interests of Borrower with respect to the Collateral, including, without limitation, to (a) enforce, cure any default or otherwise act with respect to any construction contracts, management or marketing contracts or any other agreements pertaining to or affecting any of the Collateral; (b) take all such action and to execute all such documents as the Agent deems necessary or desirable to operate or preserve or protect the Collateral; and (c) sue for, demand or collect any sums owing to Borrower under escrows or other agreements affecting the Collateral. The power so vested in the Agent is one coupled with an interest and will be irrevocable, except by written instrument executed jointly by Borrower and the Agent. Notwithstanding the foregoing, the Agent and the Banks are under no obligation to exercise any of the foregoing rights or take any action necessary to preserve any right in any Collateral against any other Person, and the Agent and the Banks, to the extent permitted herein or by applicable law, may exercise any of the foregoing rights without incurring any responsibility or liability to Borrower or any other
Person and without in any way affecting the Loan Documents or any other obligations of Borrower to any Bank. Borrower will reimburse the Agent within 15 days following demand for any costs and expenses, including, without limitation, attorneys fees and collection costs (including the allocated costs of in-house counsel), that the Agent may incur while acting as the attorney-in-fact of Borrower as provided hereunder.


                                   ARTICLE 14
                                   INDUCEMENTS

         14.1 Inducements to the Banks. As additional consideration and inducement to the Agent, the Retiring Co-Agent, the Administrative Agent, and the Banks to agree to the terms of this Agreement, with knowledge that the Administrative Agent, the Retiring Co-Agent, the Agent, and the Banks would not enter into this Agreement but for the provisions of this Article 14:

                  (a)  Representations,   Warranties,  and  Covenants.  Borrower
         represents and warrants to the Administrative Agent, the Retiring Co-Agent, the Agent, and the Banks, and agrees that:

                           (i) All Obligations under the Original Loan Agreement
                  (as amended by this Agreement) and the Loan Documents are and continue to be valid, binding and enforceable obligations of Borrower, enforceable in accordance with their terms, and are and continue to be secured by first priority liens on the Collateral;

                           (ii) All of the  representations  and  warranties set
                  forth in the Original Loan Agreement and the other Loan Documents continue to be true and correct as of the date of this Agreement and as of the Effective Date;

                           (iii) All property and interests (including,  without
                  limitation, property and interests that constitute Eligible Collateral and property and interests that are not included
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
                  in the Eligible Collateral) encumbered under any Deeds of Trust constitute, and shall continue to be, first priority liens and collateral security for all of the Obligations, and the value of such Collateral is and has at all times been, in the aggregate, greater than the amount of the Obligations; and

                           (iv) Borrower has no defense, setoff, claim or counterclaim against the Administrative Agent, the Retiring Co-Agent, the Agent, or the Banks in regard to its obligations under the Original Loan Agreement, this Agreement, any other Loan Document, any document, instrument, transaction, act or omission arising out of or related to the Obligations, the Original Loan Agreement, or this Agreement, or any other obligation to the Banks, the Agent, the Administrative Agent or the Retiring Co-Agent, or any of them.

                  (b) Releases. Borrower and all guarantors fully, finally, and forever release and discharge the Administrative Agent, the Retiring Co-Agent, the Agent, and the Banks, and their respective successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower or any of the guarantors whether now known or unknown: (i) in respect of the loans made pursuant to the Original Loan Agreement (as amended by this Agreement), or the acts or omissions of the Administrative Agent, the Retiring Co-Agent, and/or the Banks, or any of them, in respect thereto and (ii) arising from events or other circumstances relating thereto and occurring prior to the execution and delivery of this Agreement.

                  (c) Waiver. In connection with the releases and waivers contained herein, Borrower and each guarantor hereby expressly waive any and all rights and benefits conferred upon it by the provisions of
         Section 1542 of the California Civil Code (or similar provisions of any other applicable law) which provides:

                  "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

         Borrower and each guarantor have been advised by their legal counsel, or Borrower and each guarantor have made a reasoned and fully informed decision not to be so represented by counsel, and understand and acknowledge the significance and consequences of this release and of this specific waiver of Section 1542, and Borrower and each guarantor expressly consent that the releases contained herein shall be given full force and effect according to each and all of their express terms and provisions including those relating to unknown and unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands and causes of action hereinabove specified. The foregoing shall not be deemed to be an agreement by the parties that California law is the governing law under the Loan Documents, the parties reaffirming the choice of law provisions in
         Section 12.6 in favor of the laws of the State of Arizona.
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
                                   ARTICLE 15
                              MANDATORY ARBITRATION

         15.1 Mandatory Arbitration. Any controversy or claim between Borrower on the one hand and the Agent or any Banks on the other hand, or, subject to the requirements of Section 15.3, between the Agent and/or any Bank or between any of the Banks (including, without limitation, those arising out of or relating to this Agreement, the Notes or other Loan Documents) (collectively, the "Claim"), including any Claim based on or arising from an alleged tort, will at the request of Borrower, the Agent, or any Bank be determined by arbitration. The arbitration will be conducted in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any choice of law provision in the Loan Documents, under the Commercial Rules of the American Arbitration Association ("AAA") and administered by the AAA, unless otherwise agreed to in writing by all parties. With respect to a Claim in which the amounts in controversy do not exceed $100,000, a single arbitrator will be chosen and will resolve the Claim. The arbitrator will have authority to render an award up to but not to exceed $100,000, including all damages of any kind whatsoever, including costs, fees and expenses. A Claim involving amounts in controversy exceeding $100,000 will be decided by a majority vote of a panel of three arbitrators (an "Arbitration Panel"), the determination of any two of the three arbitrators constituting the determination of the Arbitration Panel; provided, however, that all three arbitrators on the Arbitration Panel must actively participate in all hearings and deliberations. Arbitrators, including any Arbitration Panel, may grant any remedy or relief deemed just and equitable and within the scope of this Article 15 and may also grant such ancillary relief as is necessary to make effective any award. The arbitrator(s) will resolve all Claims in accordance with applicable law, including, without limitation thereto, all statutes of limitation. Any controversy concerning whether an issue is arbitrable will be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction; provided, however, that nothing contained herein will be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. ss.91 or similar state laws. The institution and maintenance of any action for judicial relief or pursuit of provisional or ancillary remedies will not constitute a waiver of the right of any party, including the plaintiff, to submit the Claim to arbitration if any other party contests such action for judicial relief. Determinations and awards by an arbitrator or Arbitration Panel will be binding on all parties. Any arbitration will be conducted in the city in Arizona which has a regional AAA office and which is nearest the Agent's main office, unless otherwise agreed to by all parties. To the maximum extent practicable, the parties will take any action necessary to require that an arbitration proceeding hereunder be concluded within 180 days of the selection of the arbitrator or Arbitration Panel. The arbitrator or Arbitration Panel will be empowered to impose sanctions for any party's failure to proceed within the times established herein.

         15.2 Provisional Remedies, Self-Help and Foreclosure. No provision of this Article 15 will limit the right of any party to this Agreement to exercise self-help remedies such as foreclosure against or sale of any real or personal property collateral or security, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of such a remedy does not waive the right of any party to resort to arbitration. At the Agent's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.
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
         15.3 Special Dispute Resolution Provisions Relating to the Banks and the Agent.

                  (a) Negotiation Between Executives. If the Banks and the Agent or any of them have a dispute arising out of or relating to this Agreement which otherwise would be subject to the arbitration provisions of this Article 15, before resorting to arbitration under
         Section 15.1, such parties shall attempt to resolve the dispute in accordance with the procedures set forth in this Section 15.3. Borrower will not be considered a party for purposes of this Section 15.3. The parties shall first attempt to resolve the dispute by negotiations between executives including in-house counsel who have authority to settle the controversy (subject to board of directors or other Bank approval procedures, if required). Each party shall promptly give the other parties written notice of any dispute not resolved in the normal course of business (the "Dispute Notice"). Within 10 Business Days after delivery of the Dispute Notice, executives of each of the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to exchange relevant information and to attempt to resolve the dispute. If the matter has not been resolved within 20 Business Days of the Dispute Notice, or if the parties fail to meet within 10 Business Days, any of the parties may initiate further dispute resolution procedures as provided hereinafter. If a party intends to be accompanied at a meeting by an attorney other than in-house counsel, the other party shall be given at least 3 Business Days' notice of such intention and may also be accompanied by an attorney. All negotiations pursuant to this Section 15.3(a) are confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

                  (b) Appointment of Neutral. If, within 20 Business Days after the Dispute Notice, the parties have not succeeded in negotiating a written resolution of the dispute (or if the parties fail to meet within 10 Business Days after the Dispute Notice), upon written request by any party to the other parties, the parties will promptly negotiate in good faith to jointly appoint a mutually acceptable neutral person not affiliated with any of the parties (the "Neutral"). If all parties so agree in writing, a panel of two or more individuals (such panel also being referred to as the "Neutral") may be selected by the parties, or in the absence of an agreement in selecting the Neutral within 10 Business Days of the written request for a Neutral, the Neutral shall be an individual selected by the parties with the assistance of a dispute resolution service. The fees and costs of the Neutral and of any such assistance shall be shared equally between the parties.

                  (c) Selection of Procedure. In consultation with the Neutral, the parties will negotiate in good faith to select or devise a nonbinding, or, if the parties agree, a binding, alternative dispute resolution procedure ("ADR") by which they will attempt to resolve the dispute, and a time and place for the ADR to be held, with the Neutral making the decision as to the procedure (including allowable discovery procedures, if any) and/or place and time if the parties have been unable to agree on any of such matters in writing within 10 Business Days after selection of the Neutral.

                  (d) Termination of Procedure. The parties agree to participate in good faith in the ADR to its conclusion; provided, however, that no party shall be obligated to continue to participate in the ADR if the parties have not resolved the dispute in writing within 45 Business Days after the Dispute Notice and any party shall have terminated the ADR by delivery of written notice of termination to the other parties following expiration of said 45-day period. Following any such termination notice after the expiration of the 45-day period, and if any party so requests in writing to the Neutral (with a copy to the other parties), then the Neutral shall make a recommended resolution of the dispute in writing to each party, which recommendation shall not be binding upon the parties (unless otherwise agreed by the parties); provided, however, that the parties shall give good faith consideration to the settlement of the dispute on the basis of such recommendation, and if any party thereafter pursues any other judicial or non-judicial remedy to conclusion, such party shall pay the reasonable attorneys' fees, costs and other expenses (including expert witness fees) of the other parties incurred in connection with the pursuit and achievement of (and defense against) such remedy, if any, if the result thereof is less favorable to such pursing party than the recommendation of the Neutral.

                  (e) Provisional Remedies. Notwithstanding anything herein to the contrary, any party may seek a temporary restraining order, preliminary injunction or other interim or provisional judicial relief if, in its judgment, such action is necessary to avoid irreparable damage or to preserve the status quo. Despite such action the parties will continue to participate in good faith in the procedures specified in this Section. The provisions of this Section shall be specifically enforceable.

                  (f) Secrecy of ADR Proceedings. At the request of any party, ADR proceedings shall be conducted in the utmost secrecy. In such case, all documents, testimony and records shall be received, heard and maintained by the parties and the Neutral in secrecy.


                                   ARTICLE 16
                         LIST OF EXHIBITS AND SCHEDULES

         16.1 List of Exhibits The following Exhibits are incorporated into this Agreement as if set forth fully in the body of this Agreement:

                  Exhibit A               Grandfathered Collateral
                  Exhibit B               Sample Computation of Breakage Fee
                  Exhibit C               Compliance Certificate
                  Exhibit D               Existing Indebtedness
                  Exhibit E               Existing Investments in Affiliates
                  Exhibit F               Assignment and Acceptance Form

                  Schedule A              Addresses for Notices

         IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

BORROWER:                                 UDC HOMES, INC.,
                                          a Delaware corporation


                                          By: /s/ Kenda B. Gonzales
                                             -----------------------------------
                                          Name:  Kenda B. Gonzales
                                          Title: Senior Executive Vice President

                                          Witnessed by:
                                                       -------------------------

BOAZ: BANK ONE, ARIZONA, NA, a national banking association, individually as a Bank and in its capacity as the Agent, as resigning Co-Agent, and as the Administrative Agent under the Original Loan Agreement


                                          By: /s/ Rhonda R. Williams
                                             -----------------------------------
                                          Name:    Rhonda R. Williams
                                          Title:   Vice President

                                          Pro Rata Interest:         $60,000,000
                                                                     35.2941177%

                                          Witnessed by:
                                                       -------------------------


WELLS FARGO                               WELLS     FARGO     BANK,     NATIONAL
                                          ASSOCIATION,    a   national   banking
                                          association, as one of the Banks


                                          By: /s/ John W. McKinny
                                             -----------------------------------
                                          Name:    John W. McKinny
                                          Title:   Vice President

                                          Pro Rata Interest:         $40,000,000
                                                                     23.5294118%

                                          Witnessed by:
                                                       -------------------------


GUARANTY FEDERAL:                         GUARANTY   FEDERAL  BANK,   F.S.B.,  a
                                          federal  savings  bank,  as one of the
                                          Banks and as the Co-Agent


                                          By: /s/ Richard V. Thompson
                                             -----------------------------------
                                          Name:    Richard V. Thompson
                                          Title:   Vice President

                                          Pro Rata Interest:         $30,000,000
                                                                     17.6470588%

                                          Witnessed by:
                                                       -------------------------

BOA: BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as one of the Banks


                                          By: /s/ Diana N. Parris
                                             -----------------------------------
                                          Name:    Diana N. Parris
                                          Title:   Vice President

                                          Pro Rata Interest:         $30,000,000
                                                                     17.6470588%

                                          Witnessed by:
                                                       -------------------------


NORWEST:                                  NORWEST   BANK    ARIZONA,    NATIONAL
                                          ASSOCIATION,    a   national   banking
                                          association, as one of the Banks


                                          By: /s/ E. Kevin Kosan
                                             -----------------------------------
                                          Name:    E. Kevin Kosan
                                          Title:   Vice President

                                          Pro Rata Interest:         $10,000,000
                                                                     5.8823529%

                                          Witnessed by:
                                                       -------------------------




STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

         The foregoing instrument was acknowledged before me this 30th day of April, 1997, by Kenda B. Gonzales, the Senior Executive Vice President of UDC HOMES, INC., a Delaware corporation, on behalf of the corporation.


                                                     ---------------------------
My Commission Expires:                               NOTARY PUBLIC
                                                     Residing at
-------------------------                                       ----------------

STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

         The foregoing instrument was acknowledged before me this 30th day of April, 1997, by Rhonda R. Williams, Vice President of BANK ONE, ARIZONA, NA, a national banking association, on behalf of the association.


                                                     ---------------------------
My Commission Expires:                               NOTARY PUBLIC
                                                     Residing at
--------------------------                                      ----------------


STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

         The foregoing instrument was acknowledged before me this 30th day of April, 1997, by John W. McKinny, Vice President of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, on behalf of the association.


                                                     ---------------------------
My Commission Expires:                               NOTARY PUBLIC
                                                     Residing at
--------------------------                                      ----------------



STATE OF TEXAS                      )
                                    ) ss.
County of __________                )

         The foregoing instrument was acknowledged before me this 30th day of April, 1997, by Richard V. Thompson, Vice President of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank, on behalf of the bank.


                                                     ---------------------------
My Commission Expires:                               NOTARY PUBLIC
                                                     Residing at
--------------------------                                      ----------------

STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

         The foregoing instrument was acknowledged before me this 30th day of April, 1997, by Diana N. Parris, Vice President of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, on behalf of the association.


                                                     ---------------------------
My Commission Expires:                               NOTARY PUBLIC
                                                     Residing at
--------------------------                                      ----------------



STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

         The foregoing instrument was acknowledged before me this 30th day of April, 1997, by E. Kevin Kosan, Vice President of NORWEST BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association, on behalf of the association.


                                                     ---------------------------
My Commission Expires:                               NOTARY PUBLIC
                                                     Residing at
--------------------------                                      ----------------

                                    EXHIBIT A

                        LIST OF GRANDFATHERED COLLATERAL

                                    EXHIBIT B

                         SAMPLE BREAKAGE FEE COMPUTATION

                                    EXHIBIT C

                             COMPLIANCE CERTIFICATE


TO:      THE BANK PARTIES TO THE LOAN AGREEMENT DESCRIBED BELOW

         This Compliance Certificate is furnished pursuant to that certain Amended and Restated Revolving Line of Credit Loan Agreement (Borrowing Base) dated as of ________, 1997 (as amended, modified, renewed or extended from time to time, the "Loan Agreement") among UDC HOMES, INC., as Borrower, BANK ONE, ARIZONA, NA, as Agent, and the various Banks party thereto. Unless otherwise defined in this Compliance Certificate, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Loan Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THE FOLLOWING TO THE AGENT AND THE
BANKS:

         1. I am the duly elected officer of Borrower, as indicated below and am authorized to execute and deliver this Compliance Certificate.

         2. Attached to this Compliance Certificate are the financial statements (the "Financial Statements") of the Company as of _____________, 199__ (the "Compliance Date"). The Financial Statements are being provided pursuant to (check one):

         ______         Section 7.4(a)(i) of the Loan Agreement (annual audited)
         ______         Section 7.4(b)(i) of the Loan Agreement (quarterly
                        unaudited),

and have been prepared in accordance with the requirements of the applicable Section of the Loan Agreement.

         3. I have reviewed the terms of the Loan Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Borrower during the accounting period covered by the attached Financial Statements.

         4. The examinations described in Paragraph 3 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Unmatured Event of Default during the accounting period covered by the attached Financial Statements, as of the Compliance Date, or as of the date of this Compliance Certificate, except as follows (listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Borrower has taken, is taking, or proposes to take with respect to each such condition or event):

                      [INSERT RELEVANT INFORMATION, IF ANY]

         5. Schedule 1 to this Compliance Certificate sets forth financial data and computations evidencing compliance with each of the Financial Covenants as of the Compliance Date, all of which data and computations are true, complete and correct in all material respects.

         6. The foregoing certifications, together with the computations set forth in Schedule 1 and the Financial Statements delivered with this Certificate in support hereof, are made and delivered this _____ day of ___________________, 199__.


                                   UDC HOMES, INC., a Delaware corporation


                                   By: __________________________________
                                   Name: _______________________________
                                   Title: ________________________________

                                   SCHEDULE 1
                                       TO
                             COMPLIANCE CERTIFICATE

                       MINIMUM TANGIBLE NET WORTH COVENANT
                       -----------------------------------
                                  (SECTION 8.1)
                                  -------------

Required Minimum Tangible Net Worth:
------------------------------------

Opening amount:                                                    $95,000,000

plus:    50% of the cumulative Net Income of
         Borrower earned after Sept. 30, 19961:               $_______________

plus:    100% of any new equity/paid-in
         capital after Sept. 30, 19962:                       $_______________

equals: Minimum Tangible Net Worth Required:                  $_______________

Actual Tangible Net Worth:
--------------------------

Capital accounts:                                             $_______________

less:    Intangible Assets:                                   $_______________

plus:    Qualifying Subordinated Indebtedness:                $_______________

equals:  Actual Tangible Net Worth:                           $_______________

Minimum Tangible Net Worth Required
(from above)                                                  $_______________

Surplus (or deficit) Tangible Net Worth                       $_______________
                                                                     or
                                                              $--------------)


COMPLIANCE                                                             YES/NO


--------

(1) Any fiscal period in which Borrower incurred a net loss is to be counted as zero.

(2) Exclude the $10,000,000 in new equity contributed to Borrower at December 31, 1996, the $10,000,000 principal amount of additional Series D Notes issued at March 31, 1997, the $10,000,000 principal amount of additional Series D Notes issued at April 15, 1997 and up to $15,000,000 principal amount of new Series D Notes issued on or before the Effective Date. Also exclude any interest on the Series C Notes or the Series D Notes paid in kind by the issuance of additional Qualifying Subordinated Indebtedness from October 1, 1996 through September 30, 1997.

                                   SCHEDULE 1
                                       TO
                             COMPLIANCE CERTIFICATE
                                   (continued)

                MAXIMUM TOTAL DEBT TO TANGIBLE NET WORTH COVENANT
                -------------------------------------------------
                                  (SECTION 8.2)
                                  -------------

Permissible Ratio of Maximum Total Debt to
------------------------------------------
Tangible Net Worth:                            Less than or equal to 3.00 to 1
-------------------

Total Debt (as defined):                                        $_______________
------------------------

Tangible Net Worth
-------------------

Actual Tangible Net Worth (from the Minimum
         Tangible Net Worth computation on
         previous page):                                        $_______________

less:    The portion, if any, of Actual Tangible Net
         Net Worth relating to Builder Bonds and
         Mortgage Operations:                                   $_______________

equals:  Tangible Net Worth for Section 8.2 test:               $_______________

Ratio:

Total Debt:                                                     $_______________

divided by:

Tangible Net Worth:                                             $_______________

equals:                                                          _______________


COMPLIANCE                                                                YES/NO

                                   SCHEDULE 1
                                       TO
                             COMPLIANCE CERTIFICATE
                                   (continued)

                       MINIMUM INTEREST COVERAGE COVENANT
                       ----------------------------------
                                  (SECTION 8.3)
                                  -------------
          (For Certificate Compliance Dates commencing Sept. 30, 1997)

Required Minimum Interest Coverage (for Certificate
---------------------------------------------------
Compliance Dates through June 30, 1998):      Greater than or equal to 1.00 to 1
---------------------------------------

Required Minimum Interest Coverage (for Certificate
---------------------------------------------------
Compliance Dates commencing Sept. 30, 1998):  Greater than or equal to 1.30 to 1
-------------------------------------------

EBITDA Computation(3):
----------------------

Net Income:                                                     $_______________

plus:    Extraordinary losses:                                  $_______________

less:    Extraordinary gains:                                   $_______________

plus:    Interest Expense (as defined):                         $_______________

plus:    federal and state taxes:                               $_______________

plus:    Non-cash Charges (as defined):                         $_______________

equals: EBITDA                                                  $_______________

Interest Incurred (as defined) for the same period:             $_______________
------------------------------

Ratio:
------

EBITDA (from calculation above):                                $_______________

divided by:

Interest Incurred (as defined):                                 $_______________

equals:                                                          _______________

COMPLIANCE                                                                YES/NO

--------

(3) EBITDA is to be reported for the fiscal quarter ending on the Certificate Compliance Date and for the Qualifying Preceding Fiscal Quarters (as defined) up to a maximum of 3 Qualifying Preceding Fiscal Quarters. To the extent that any item entering into the computation of EBITDA otherwise would contain amounts relating to Builder Bonds and Mortgage Operations, those amounts are to be excluded.

                                   SCHEDULE 1
                                       TO
                             COMPLIANCE CERTIFICATE
                                   (continued)

                 QUARTERLY MINIMUM AVAILABLE LIQUIDITY COVENANT
                 ----------------------------------------------
                                  (SECTION 8.4)
                                  -------------

Required Minimum Available Liquidity for Certificate
----------------------------------------------------
Compliance Dates through Sept. 30, 1997:                             $15,000,000
---------------------------------------

Required Minimum Available Liquidity for Certificate
----------------------------------------------------
Compliance Dates commencing Dec. 31, 1997:                           $20,000,000
------------------------------------------

Available Liquidity Computation:
--------------------------------

Total cash:                                                     $_______________

plus:    Total Cash Equivalents                                 $_______________

plus:    Amounts that are available to be drawn but
         have not yet been drawn under the Commitment:          $_______________

equals:  Available Liquidity:                                   $_______________

Required Available Liquidity from above:                        $_______________

Surplus (or deficit)Available Liquidity:                        $_______________
                                                                       or
                                                               ($______________)


COMPLIANCE                                                                YES/NO

                                   SCHEDULE 1
                                       TO
                             COMPLIANCE CERTIFICATE
                                   (continued)

                      MINIMUM AVAILABLE LIQUIDITY COVENANT
                      ------------------------------------
                                  (SECTION 8.5)
                                  -------------

Required Minimum Available Liquidity, at all times
--------------------------------------------------
through Sept. 30, 1997:                                             $10,000,000
-----------------------

Required Minimum Available Liquidity, at all times
--------------------------------------------------
commencing Oct. 1, 1997:                                            $15,000,000
------------------------


COMPLIANCE                                                               YES/NO

                                   SCHEDULE 1
                                       TO
                             COMPLIANCE CERTIFICATE
                                   (continued)

                       MAXIMUM DEFICIT CASH FLOW COVENANT
                       ----------------------------------
                        (FOR CERTIFICATE COMPLIANCE DATES
                        ---------------------------------
                COMMENCING MARCH 31, 1997, THROUGH JUNE 30, 1997)
                -------------------------------------------------
                                  (SECTION 8.6)
                                  -------------

Maximum Permissible Deficit Cash Flow pursuant
----------------------------------------------
to Section 8.6:                   Greater than or equal to a loss of $10,000,000
--------------

Actual Deficit Cash Flow:
-------------------------

EBITDA Computation(4):
----------------------

Net Income:                                                     $_______________

plus:    Extraordinary losses:                                  $_______________

less:    Extraordinary gains:                                   $_______________

plus:    Interest Expense (as defined):                         $_______________

plus:    federal and state taxes:                               $_______________

plus:    Non-cash Charges (as defined):                         $_______________

equals: EBITDA                                                  $_______________

Interest Incurred (as defined) for the same period:             $_______________
--------------------------------------------------

Total EBITDA (as calculated above):                             $_______________

less:    Interest Incurred (as defined):                        $_______________

equals:  Deficit Cash Flow:                                     $_______________

Surplus (or deficit) Deficit Cash Flow                          $_______________
                                                                       or
                                                                ($_____________)


COMPLIANCE                                                                YES/NO

--------
(4) EBITDA is to be reported for the fiscal quarter ending on the Certificate Compliance Date only. To the extent that any item entering into the computation of EBITDA otherwise would contain amounts relating to Builder Bonds and Mortgage Operations, those amounts are to be excluded.

                                   SCHEDULE 1
                                       TO
                             COMPLIANCE CERTIFICATE
                                   (continued)

                            RESTRICTIONS ON INVENTORY
                            -------------------------
                                  (SECTION 8.7)
                                  -------------

Maximum Permissible Inventory:
------------------------------

Number of Units closed in the fiscal quarter ending
         on the Certificate Compliance Date and in the immediately
         preceding 3 fiscal quarters:                               ____________

Multiplied by 3, equals:

Maximum Permissible Inventory:                                      ____________

Total Lot and Land Inventory (as defined), as of the Certificate
Compliance Date:                                                    ____________

Permissible inventory surplus (or deficit)                          ____________
                                                                        or
                                                                   (-----------)


COMPLIANCE                                                                YES/NO

                                    EXHIBIT D

                              EXISTING INDEBTEDNESS

                                    EXHIBIT E

                       EXISTING INVESTMENTS IN AFFILIATES

Borrower owns 100% of the outstanding capital stock of the following:

          Aberdeen Services, Inc., a Florida corporation
          MountainBrook Village Company, an Arizona corporation ("MBV Co.") UDC Advisory Services, Inc., an Illinois corporation ("Advisory") UDC Corporation, a Delaware corporation ("UDCC")
          UDC Homes Construction, Inc., an Arizona corporation
          UDC Homes of Georgia, Inc., a Georgia Corporation

Borrower holds 75% of the partnership interest in Westbrook Village Venture

MBV Co. holds 99% of the partnership interest of MountainBrook Village Joint Venture ("MBV JV")

MBV JV holds 100% of the outstanding capital stock of Gold Canyon Sewer Company

UDCC holds 100% of the outstanding capital stock of the following

          UDC Mortgage Corporation, an Arizona corporation
          MBV Golf Course, Inc., an Illinois corporation

Advisory holds a percentage of the partnership interests in the following:

          Sunrise Limited Partnership
          Terra California Limited Partnership
          Sunbelt Properties, Ltd.

                                    EXHIBIT F

                            ASSIGNMENT AND ACCEPTANCE
                           UDC REVOLVING LOAN FACILITY


         This ASSIGNMENT AND ACCEPTANCE (the "Assignment and Acceptance") is made as of the Effective Date stated below, between __________________________, a ______________ (the "Assignor") and __________________________________, a
_____________ (the "Assignee").

         Reference is made to the Amended and Restated UDC Master Revolving Line of Credit Loan Agreement (Borrowing Base), dated _________, 1997 (the "Loan Agreement"), between UDC Homes Inc. (the "Borrower") and the Banks named therein. This Assignment and Acceptance is executed and delivered pursuant to, and as contemplated in, Article 11 of the Loan Agreement. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Loan Agreement.

         Immediately prior to the Effective Date, Assignor in its capacity as a Bank owns ___________% of the right, title and interest in the credit facility made available to the Borrower pursuant to the Loan Agreement (the "Loan"), including, without limitation, the Commitment. Assignor, in its capacity as a Bank, desires to sell and Assignee desires to purchase an interest in the Loan such that upon the Effective Date, Assignor will be a Bank with a _____________% interest in the right, title and interest in the Loan, including, without limitation, the Commitment (aggregating $_____________ of the Loan and the Commitment Amount) and Assignee will be a Bank with a _____________% interest in the right, title and interest in the Loan, including, without limitation, the Commitment (aggregating $_______________ of the Loan and the Commitment Amount).

         The Assignor and the Assignee hereby covenant and agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a _____________% individual ownership interest in and to all of the right, title and interest in and to the Loan and the Commitment and the rights and obligations under, in and to the Loan Agreement and the Loan Documents as of the Effective Date.

         2. The Assignor hereby represents and warrants to the Assignee as follows: that (a) as of the date hereof the aggregate outstanding principal amount of the Loan is $_________________; and (b) Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and such interest is free and clear of any adverse claim.

         3. The Assignee hereby confirms and acknowledges that, except as specifically set forth herein or in the Loan Agreement, the Assignor: (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or any Loan Document, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any Loan Document or any other instrument or document furnished pursuant thereto;
(b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any partner or shareholder of the Borrower, any guarantor or any other person or entity which is a party to any Loan Document (collectively, with the Borrower, an "Other Party"); and (c) makes no representation or warranty and assumes no responsibility with respect to the performance or observance by any Other Party of any of its obligations under the Loan Agreement, any Loan Document or any other instrument or document furnished pursuant thereto.

         4. The Assignee hereby: (a) confirms that it has received a copy of the Loan Agreement and the Loan Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement or any other Loan Document.

         5. The Assignee hereby: (a) appoints and authorizes the Agent and the Co-Agent to take such actions as agent(s) on its behalf and to exercise such powers under the Loan Agreement and the Loan Documents as are delegated to the Agent and the Co-Agent by the terms thereof; and (b) agrees with the Assignor for the benefit of the Agent, the Co-Agent, each other Bank, the Borrower and each Other Party that it will perform all of the obligations which by the terms of the Loan Agreement and the Loan Documents are required to be performed by it as a Bank (including, without limitation, the obligation to make Advances and Protective Advances) and that it shall be liable directly to the Assignor, the Agent, the Co-Agent, the Borrower, each Other Party, and to each other Bank for the performance of such obligations, all as provided in the Loan Documents.

         6. If the Assignee is organized under the laws of a jurisdiction outside the United States, it hereby represents that it has delivered to the Assignor and the Agent completed and signed copies of any forms that may be required by the United States Internal Revenue Service in order to certify the Assignee's exemption from United States withholding taxes with respect to any payments or distributions made or to be made to the Assignee with respect to the Loan or under the Loan Agreement or such other documents as are necessary to indicate that all such payments or distributions are subject to such taxes at a rate reduced by an applicable tax treaty.

         7. The effective date for this Assignment and Acceptance shall be _______________, 199__ (the "Effective Date"). On the Effective Date, Assignee shall pay to Assignor the sum of $_______________ representing Assignee's Pro Rata Interest in amounts then outstanding under the Loan Agreement.

         8. As of the Effective Date and upon payment of the amount provided above, (i) the Assignee shall be a party to the Loan Agreement and the other Loan Documents and have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Agreement and the other Loan Documents. By acceptance of this Assignment and Acceptance, Assignee agrees to fund its Pro Rata Interest in loans, Advances, Protective Advances, letters of credit, and other amounts as provided in the Loan Agreement to the Agent for the benefit of the Borrower.

         9. From and after the Effective Date, the Agent shall, to the extent received from the Borrower, make all payments under the Loan Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal and interest with respect thereto) to the Assignee as provided in the Loan Agreement. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Loan Agreement for periods prior to the Effective Date directly between themselves.

         10. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Arizona.

         11. This Assignment and Acceptance may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Assignment and Acceptance to physically form one document. Telecopied signature pages will be acceptable, provided originally signed signature pages are provided to each of the other parties by overnight courier.


                                                ASSIGNOR:

                                                ---------------------------,
                                                a __________________________


                                                By___________________________
                                                Name_________________________
                                                Title________________________

                                                ASSIGNEE:

                                                ---------------------------,
                                                a __________________________


                                                By___________________________
                                                Name_________________________
                                                Title________________________



APPROVED:

AGENT:

---------------------------,
a __________________________


By_________________________________________
Name______________________________________
Title_______________________________________

                                   SCHEDULE A

                              ADDRESSES FOR NOTICES


  PARTY                          NOTICE ADDRESS                              COPY TO:
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
Borrower                   UDC Homes, Inc.                              None
                           6710 North Scottsdale Road
                           Scottsdale, Arizona 85253-4424
                           Attn:  Kenda B. Gonzales

Agent                      Bank One, Arizona, NA                        David A. Sprentall, Esq.
                           Real Estate Division                         Snell & Wilmer L.L.P.
                           241 North Central                            One Arizona Center
                           Bank One Center                              Phoenix, Arizona 85004-0001
                           Phoenix, Arizona 85004
                           Attn:  Dept. AZ1-1321

Co-Agent                   Guaranty Federal Bank, F.S.B.                James A. Markus, Esq.
                           8333 Douglas Avenue, 10th Floor              Winstead, Sechrest & Minick
                           Dallas, Texas 75225                          1201 Elm Street, Suite 5400
                           Attn:  Gar Herring                           Dallas, Texas 75270-2199

BOAZ                       Bank One, Arizona, NA                        David A. Sprentall, Esq.
                           Real Estate Division                         Snell & Wilmer L.L.P.
                           241 North Central                            One Arizona Center
                           Bank One Center                              Phoenix, Arizona 85004-0001
                           Phoenix, Arizona 85004
                           Attn:  Dept. AZ1-1321

Wells Fargo                Wells Fargo Bank, National                   None
                           Association
                           Real Estate Division
                           11th Floor (MAC 4101-115)
                           100 West Washington
                           Phoenix, Arizona 85003
                           Attn:  John McKinny

Guaranty Federal           Guaranty Federal Bank, F.S.B.                James A. Markus, Esq.
                           8333 Douglas Avenue, 10th Floor              Winstead, Sechrest & Minick
                           Dallas, Texas 75225                          1201 Elm Street, Suite 5400
                           Attn: Gar Herring                            Dallas, Texas 75270-2199

BOA                        Bank of America NT and SA                    Susan R. Gilman, Esq.
                           101 North First Avenue, Unit 8642            Bank of America
                           Phoenix, Arizona 85003                       Phoenix Legal Department, Unit 5798
                           Attn:  Diana Nelson Parris                   101 North 1st Avenue, 18th Floor
                                                                        Phoenix, Arizona 85003

Norwest                    Norwest Bank Arizona, N.A.                   None
                           3300 North Central Avenue
                           M.S. 9008
                           Phoenix, Arizona 85012
                           Attn:  Kevin Kosan
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